UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                    Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Owen T. Meacham

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2014

Item 1. Reports to Stockholders.

About the Adviser

Harding Loevner Funds

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers five distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center C5S 801 South Canal Street Chicago, IL 60607 Phone: (877) 435-8105 Fax: (312) 267-3657 www.hardingloevnerfunds.com	Must be preceded or accompanied by a current Prospectus. Quasar Distributors, LLC, Distributor

Global Equity Portfolio

Portfolio Managers

Peter Baughan, CFA Co-Lead Portfolio Manager Ferrill Roll, CFA Co-Lead Portfolio Manager Christopher Mack, CFA Portfolio Manager Alexander Walsh, CFA Portfolio Manager

Performance Summary

The Global Equity Portfolio – Institutional Class rose 11.47% and the Advisor Class gained 11.19% (net of fees and expenses) in the fiscal year ended October 31, 2014. The Portfolio’s benchmark, the MSCI All Country World Index, rose 7.78% (net of source taxes) in this period.

Market Review

Global stock markets achieved solid returns in US dollars in the fiscal year just ended, but were punctuated by a significant correction in January/February, and a deeper one in September/October. The winter correction was centered on concerns about a number of Emerging Market (EM) economies and rising conflict in Ukraine; in autumn, investor fears arose that developed economies, especially in Western Europe, could slip into deflation and recession. Tensions between Russia and NATO countries remained elevated over Ukraine, with further sanctions enacted by the EU and the US apparently leading to curtailed gas supplies to a number of neighboring countries, interpreted by some as a harbinger of a difficult winter. US-led attacks on the “Islamic State” forces in Iraq and Syria escalated, while the US persuaded more countries to join the bombing and logistical efforts. Plentiful liquidity, however, kept markets afloat, not least by encouraging corporate M&A activity alongside buoyant new equity (IPO) issues.

European economic data continues to reflect very sluggish activity, and inflation statistics, in particular, are falling steadily toward zero, alarming monetary authorities and underpinning the demand for bonds despite their record-low yields. That is in contrast to Japan, where Abenomics continues to deliver on its promise of generating inflation, if not yet on its goal of stimulating real economic growth. US growth data has been more consistently positive, with employment gaining ground and thus adding pressure on the US Federal Reserve to end its quantitative easing and eventually raise interest rates. The contrast of gathering economic momentum in the US with ongoing slack in European and other economies has led to starkly divergent expectations regarding monetary policies in the two regions, which has been encouraged by European Central Bank (ECB) President Mario Draghi’s push to expand the ECB’s balance sheet as well as by comments from various Fed officials. Those expectations and comments, in turn, fostered US dollar strength against all other currencies, resulting in sharp movements

Fund Facts at October 31, 2014
Total Net Assets		$813.4 million
Sales Charge		None
Number of Holdings		71
Turnover (5 Yr. Average)		30%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Advisor Class
Ticker	HLMVX	HLMGX
CUSIP	412295602	412295206
Inception Date	11/3/2009	12/1/1996
Minimum Investment*	$100,000	$5,000
Net Expense Ratio	0.95%†	1.20%‡
Gross Expense Ratio	0.96%	1.22%

*Lower minimums available through certain brokerage firms. †Shown net of Harding Loevner’s contractual agreement, through February 28, 2015, to waive its management fee to the extent necessary to cap the Portfolio’s total operating expenses. ‡The Net Expense Ratio is operating below the contractual agreement, which is in effect until February 28, 2015. The Net Expense Ratio is as of October 31, 2014. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

in exchange rates, and helping the US stock market to recover fully from the latest correction and reach all-time-high levels for the S&P 500 Index, making it far and away the best-performing major equity market in US dollar terms in the year.

Within EMs, falling commodity prices combined with the strong dollar to dim export prospects, especially for countries whose exchange rates are tied, even informally, to the US currency. Political uncertainties in several countries, notably Brazil and Russia, combined with currency and commodity export weakness to dampen enthusiasm for stock markets. In Brazil’s case, the polls regarding this fall’s presidential election swung wildly, and took the stock market first up, and then down, with them. On the other hand, China has benefited from a backdrop of reform and control on the part of President Xi Jinping, with investors believing—for the moment, at least—that the government will be able to manage the ongoing slowdown in capital investment, and therefore economic growth, without triggering a bad debt cascade in the teetering shadow market for high-yield “wealth management” products.

Currency effects had significant impacts on market returns, with the strong dollar subtracting from local currency returns outside the US for dollar-based investors, and conversely flattering the home currency returns on US investments from abroad.

Performance Attribution

The Portfolio outperformed the Index in the fiscal year through a combination of strong stock selection and good sector allocation decisions. Financials were helped by rebounds in EM banks in India, along with Wells Fargo in the US, which benefited from better cost containment and hopes of higher US interest rates, while JPMorgan and Lazard enjoyed bolstered revenues from M&A advisory. In Health Care, the Portfolio benefitted from two holdings, Allergan and Shire, whose current business is strong and whose pipelines are promising—both attracting corporate suitors. Within Materials, Sigma-Aldrich soared after agreeing

Institutional Class HLMVX

Advisor Class HLMGX

Performance
Average Annualized Total Returns (%)
at September 30, 2014							at October 31, 2014

	Inception Date	1 year	3 years	5 years	10 years	Since Inception*	1 year	3 years	5 years	10 years	Since Inception*
Global Equity Portfolio – Inst. Class	11/3/09	12.15	16.00	–	–	10.64	11.47	13.22	–	–	10.94

Global Equity Portfolio – Advisor Class	12/1/96	11.87	15.68	10.10	9.19	6.72	11.19	12.90	10.85	9.08	6.82

MSCI All Country World Index†		11.33	16.62	10.08	7.28	10.58	7.78	12.99	10.57	7.09	10.55

*The since inception return of the MSCI All Country World Index is since 11/3/09; †The inception date of the Index is 1/1/01.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

to be acquired by Germany’s Merck. Offsetting this were some poor stocks within the IT sector, including eBay, ARM Holdings, and Trimble Navigation.

Viewed by geography, the good relative performance shows up mostly as good stock picking, with positive stock selection in all regions, including the best performing region, the US, where in addition to good stocks, the Portfolio has large holdings.

Perspectives

More than five years have elapsed since global equity markets turned positive from the depths of the Global Financial Crisis. In that time, the MSCI All Country World Index has delivered a total US dollar return of more than 160%, not least due to the vigorous efforts of central banks to supply liquidity that is more than ample to unfreeze markets and facilitate the repair of the most leveraged balance sheets in the global economy, including in particular those of financial institutions, governments, and mortgaged homeowners. The Fed has just ended its quantitative easing and has resumed discussing openly the eventuality of raising interest rates toward some more “normal” level. Markets, which a year ago took fright at the very hint of this, have adjusted to the prospect this summer with a remarkable degree of equanimity, currency markets aside. That, we hope, is a sign that such repair as has taken place over the past five years will suffice to allow the US economy to tran-

sit gracefully to a less-experimental monetary policy. Recent data depict robust growth, with small business sentiment at a six-year high, job vacancies surging, car sales at an eight-year high, and US consumer credit expanding the most in over a decade.1

That moment of normalization is not to be shared by other major economies. The lurch toward deflation in Europe has spooked even such an orthodox monetary stalwart as the Bundesbank, whose chief economist told us a few weeks ago that “there is a clear intellectual case for engaging in unorthodox measures to combat cyclical deflationary forces”—a statement that we’d never dreamed of hearing in Frankfurt.2 The President of the ECB aims to deliver such unorthodox policy, attempting to increase the balance sheet of the ECB by a trillion euros by lending to banks via long-term repurchase agreements (TLTRO), as well as by buying covered mortgage bonds and other asset-backed securities, in an effort to stimulate both the demand for (by lowering the price) and supply of (by releasing capital tied up in such assets on bank balance sheets) credit in the euro zone. Combined with continued mandated capital raising and restructuring within the European banking sector, these moves are meant to create in those economies some lending momentum where it has been lacking.

1 JPMorgan Cazenove, Global Equity Research, September 2014.

2 Harding Loevner Analyst Meeting, Frankfurt, September 18, 2014.

2

Global Equity Portfolio continued

The very idea that reflation, modest quantitative easing, and recapitalized banks may now be a reality in Europe is a departure for our thinking. With both Japan and the ECB picking up the baton of monetary stimulus, there may well be ample liquidity keeping a spring in the step of equity markets worldwide, even as the Fed pulls out of the race to less-than-zero interest rates. Some are making the case that global stock prices will rise to record heights in a new leg of the bull market that is based on accelerating earnings (a pull-through effect from the US’s economic growth), alongside plentiful M&A, which is itself the result of growing management confidence combined with continued availability of very low-cost financing.

We are not so sure. For one, we have many times pointed out the low correlation between economic growth rate and stock prices. It may well be that the rising stock markets of the past few years were discounting the stronger economic—and corporate earnings—growth that is now upon us, with little additional growth left for markets to reflect. And those discount rates? They are heading higher, at least in the US, if the Fed’s own projections of short-term interest rates prove to be accurate and prove to have their usual effect on longer-term interest rates. Those higher discount rates should have an offsetting (i.e., negative) impact on stock prices even as corporate earnings rise.

That is if everything goes according to plan. But little thought has been given to Chair Janet Yellen’s public statements that the Fed should be tolerant of rising inflation as long as labor markets retain slack, as interpreted by her and the Fed staff, who are focused on wage increases, which have been lagging the general US recovery. And rising inflation has, in the past, had very negative effects on the multiples that investors are willing to pay for earnings, even nominally rising earnings.

We also note the growing market enthusiasm for IPOs and privately held startup-stage companies which continued once again this quarter, punctuated by the US$25 billion IPO of Alibaba, the largest new equity offering in history—and that laurel won despite the twist of this being primarily a cross-border effort, with mostly US and other offshore funds being tapped for a primarily Chinese internet business, connected through a murkily-governed legal structure. The market for privately held technology startups is strong, even frothy, with the dollar value of venture capital investment approaching

Geographical Weightings (%) at October 31, 2014
Institutional and Advisor Classes
Country/Region	Portfolio	Benchmark	[1]
Canada	0.0	3.6

Emerging Markets	10.1	10.8

Europe EMU	8.5	10.3

Europe ex-EMU	11.9	12.3

Japan	8.8	7.3

Middle East	0.0	0.2

Pacific ex-Japan	3.9	4.4

United States	54.4	51.1

Frontier Markets[2]	0.0	–

Cash	2.4	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

Sector Weightings (%) at October 31, 2014
Institutional and Advisor Classes
Sector	Portfolio	Benchmark	[1]
Consumer Discretionary	11.6	11.5

Consumer Staples	9.7	9.7

Energy	5.4	8.9

Financials	18.5	21.8

Health Care	16.1	11.5

Industrials	7.5	10.4

Information Technology	21.3	13.4

Materials	6.1	5.5

Telecom Services	1.4	3.9

Utilities	0.0	3.4

Cash	2.4	–

1MSCI All Country World Index.

levels not seen since the year 2000, the peak of the last technology and telecom bubble. Such phenomena are symptoms of strong risk appetites on the part of investors and entrepreneurs alike. Their ebullience is being echoed in the growing number of merger and acquisition announcements, reflecting increased confidence of public company managements—although that confidence has yet to be reflected in more than a modest recovery in capital expenditures. Our worry is that, in past market cycles, by the time all players—investors, venture capitalists, and company managers—have grown uniformly confident, the game is already in its late innings. Often, a hot IPO market is a signal that the best valuations have already been attained.

As a result, we are not abandoning our carefully balanced view that we have insufficient visibility into the future to take either a more pro-cyclical stance or a less optimistic one. And, as always, we remain focused on durable profit growth, rather than cyclical recovery or the next takeover target. We believe that the high quality of the businesses in which we invest should offer relative stock price resilience in markets that are more hostile than the ones we have faced over the past 68 months. We feel fortunate to have kept pace with what have been, in actuality, torrid returns over that time.

Portfolio Structure

We are still assessing the Portfolio implications of aggressive monetary stimulus and a healing banking system in Europe. We have generally avoided investments in the euro zone Financials sector over the past few years of recovering global stock markets, for the simple reason that we found it hard to articulate a growth argument for all but an exceptional few of the financial businesses that we examined there. That may change if the putative quantitative easing will eventually have the desired effect of rekindling economic momentum in Europe—a condition on which the jury is decidedly out. Certainly we heard managements make arguments that sounded like growth arguments when we met a number of companies on a recent trip to Europe. The US experience with cleaning up and recapitalizing its banking system is causing us to rethink euro zone Financials, but so far we have taken no action on that front. What is clear is that the euro zone should not implode without putting up a (monetary) fight. That is likely to be good for multinationals based there, thanks to the competitiveness corollary from the

3

Institutional Class HLMVX

Advisor Class HLMGX

weaker euro. As a counterpoint, US multinationals should at least face the headwind of weaker translation of their overseas earnings. It may also be good for EMs, which benefit from more liquidity creation and exported capital in search of higher yields.

We were asked recently to comment on how we manage geopolitical risks in the Portfolio. While some observers think that political risks are on the rise, we think only the media coverage of such risks is more prominent, putting them more top of mind, whereas the risks themselves have been there for the prudent analyst to see all along. Seeing risks does not, however, equate to an ability to predict outcomes. Against adverse political events the only reliable defense is geographical diversification. In this respect, we believe our investment style leaves us well defended, even beyond the explicit care we take to see that our holdings are not overly concentrated in particular countries or regions. One indicator of the strength of a company’s business model is that it has succeeded so well in its home market that to continue to grow it had to expand its franchise to other countries. Multinational companies, not dependent on any single country for their production, sales, or profits, face fewer existential threats from political risks. So, for example, when investors began this summer to worry about the potential dissolution of the United Kingdom, we were able to reassure ourselves that our UK-based companies, all multinational companies with the most domestically oriented of them garnering just 13% of its revenues from the UK, and the average garnering on the order of 7%, faced no crisis.3

The risks of investing in Russia in the present, post-Crimea era, are apparent to all: potential further economic sanctions from the West, possible capital controls by the Russian government that obstruct repatriation of investment, or even expropriation. Yet, because Russian stock prices reflect these widely appreciated risks, we believe that shares of certain high-quality Russian companies (specifically discount food retailer Magnit and internet search provider Yandex, holdings that we accumulated this year) are currently attractive, offering the potential for high returns that, critically, have little correlation with the global market and, in particular, with the expected return from the rest of our Portfolio, whose both systematic and idiosyncratic, company-specific risks are largely independent of the course of political developments in Russia. Thus does the context of a globally-diversified Portfolio permit us the opportunity to pursue highly attractive—and, taken on their own, highly risky—opportunities in the appropriate amounts.

We hold a similar opinion about investments in Japan, a country where growth companies have been rare to find, but the benefits to the Portfolio of finding them have been great, due to the low correlation of Japanese stocks with those traded in US or European markets. Thus we have worked assiduously to identify Japanese companies that meet our quality and growth criteria, even when we had little enthusiasm for the demographically challenged, poorly governed, low-return group of companies we found there for many years—and the hot-money, inflationary-minded ones we see today. As in the UK, most of our holdings in Japan have tended to be multinationals, that is, companies that have gone beyond Japan’s borders in pursuit of growth that was so hard to find domestically. Increasingly, though, we are also identifying companies that,

3Capital IQ; Analyst Estimates. Based upon the International Equity Strategy model portfolio.

Ten Largest Holdings at October 31, 2014
Institutional and Advisor Classes
Company	Sector	Country	%
Nike	Cons Discretionary	US	2.9

Schlumberger	Energy	US	2.7

Nestlé	Cons Staples	Switzerland	2.5

Roper	Industrials	US	2.4

eBay	Info Technology	US	2.3

Allergan	Health Care	US	2.3

Microsoft	Info Technology	US	2.2

Google	Info Technology	US	2.2

MasterCard	Info Technology	US	2.2

AIA Group	Financials	Hong Kong	2.1

through the mechanism of technology, are growing domestically by disrupting old, established but inefficient industry patterns. ABC-MART, for example, is side-stepping the entire wholesale middleman industry structure of retailing in Japan, integrating its own supply chain of domestic and low-cost Asian shoe manufactures to source its inventory. MonotaRO, the affiliate of US-based WW Grainger, has taken the catalog business of supplying consumable maintenance and safety items to small- and medium-sized businesses, and built a much more efficient e-commerce platform for ordering and fulfillment, creating efficiencies for customers that traditional wholesalers and catalog retailers just cannot match.

We have maintained large holdings in the IT sector, even though our stock selection within the sector has been uneven over the past couple of years. We like the strong net cash position that most companies in the sector maintain alongside their high margins and returns, and their focus on pursuing growth prospects. But in an environment of increasing cyclical optimism, we value the traditional resilience the IT stocks have shown in periods of rising interest rates, a corollary to the operating leverage they enjoy when capital spending appetite in the economy surges, given the central role that technology plays in expansion plans of nearly all enterprises. Nevertheless, all the money being invested by venture capitalists in new companies will engender more competition for many of our current holdings in established companies. And that doesn’t even include the rivalry already evident in companies trying to enter one another’s businesses. Just recently, Apple revealed its plans to enter the electronic payments space, where we have several investments, including MasterCard, American Express, and eBay. One result is that eBay has announced plans to spin out its online payments business PayPal, in order for it to compete more effectively as an independent entity, a move that the stock market applauded.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

4

International Equity Portfolio

Portfolio Managers

Ferrill Roll, CFA Co-Lead Portfolio Manager Alexander Walsh, CFA Co-Lead Portfolio Manager Peter Baughan, CFA Portfolio Manager Bryan Lloyd, CFA Portfolio Manager Andrew West, CFA Portfolio Manager

Performance Summary

The International Equity Portfolio – Institutional Class rose 2.65% and the Investor Class gained 2.36% (net of fees and expenses) in the fiscal year ended October 31, 2014. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, rose 0.05% (net of source taxes) in this period.

Market Review

Global stock markets achieved solid, single-digit returns measured in their own local currency in the fiscal year just ended, but the decline of nearly all currencies against the dollar meant that, for US-dollar-based investors, returns were barely above zero for the year. Markets experienced a significant correction in January/February, and a deeper one in September/October. The winter correction was centered on concerns about a number of Emerging Market (EM) economies and rising conflict in Ukraine; in autumn, investor fears arose that developed economies, especially in Western Europe, could slip into deflation and recession. Tensions between Russia and NATO countries remained elevated over Ukraine, with further sanctions enacted by the EU and the US apparently leading to curtailed gas supplies to a number of neighboring countries, interpreted by some as a harbinger of a difficult winter. US-led attacks on the “Islamic State” forces in Iraq and Syria escalated, while the US persuaded more countries to join the bombing and logistical efforts. Plentiful liquidity, however, kept markets afloat, not least by encouraging corporate M&A activity alongside buoyant new equity (IPO) issues.

European economic data continues to reflect very sluggish activity, and inflation statistics, in particular, are falling steadily toward zero, alarming monetary authorities and underpinning the demand for bonds despite their record-low yields. That is in contrast to Japan, where Abenomics continues to deliver on its promise of generating inflation, if not yet on its goal of stimulating real economic growth. US growth data has been more consistently positive, with employment gaining ground and thus adding pressure on the US Federal Reserve to end its quantitative easing and eventually raise interest rates. The contrast of gathering economic momentum in the US with ongoing slack in European and other economies has led to starkly divergent expectations regarding monetary policies in the two regions, which has been encouraged by European Central

Fund Facts at October 31, 2014
Total Net Assets		$4,262.5 million
Sales Charge		None
Number of Holdings		54
Turnover (5 Yr. Average)		19%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Investor Class
Ticker	HLMIX	HLMNX
CUSIP	412295107	412295503
Inception Date	5/11/1994	9/30/2005
Minimum Investment*	$100,000	$5,000
Net Expense Ratio†	0.87%	1.17%
Gross Expense Ratio	0.87%	1.20%

*Lower minimums available through certain brokerage firms. †The Net Expense Ratio is operating below the contractual agreement, which is in effect until February 28, 2015. The Net Expense Ratio is as of October 31, 2014. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

Bank (ECB) President Mario Draghi’s push to expand the ECB’s balance sheet as well as by comments from various Fed officials. Those expectations and comments, in turn, fostered US dollar strength against all other currencies, resulting in sharp movements in exchange rates, and helping the US stock market to recover fully from the latest correction and reach all-time-high levels for the S&P 500 Index, making it far and away the best-performing major equity market in US dollar terms in the year.

Within EMs, falling commodity prices combined with the strong dollar to dim export prospects, especially for countries whose exchange rates are tied, even informally, to the US currency. Political uncertainties in several countries, notably Brazil and Russia, combined with currency and commodity export weakness to dampen enthusiasm for stock markets. In Brazil’s case, the polls regarding this fall’s presidential election swung wildly, and took the stock market first up, and then down, with them. On the other hand, China has benefited from a backdrop of reform and control on the part of President Xi Jinping, with investors believing—for the moment, at least—that the government will be able to manage the ongoing slowdown in capital investment, and therefore economic growth, without triggering a bad debt cascade in the teetering shadow market for high-yield “wealth management” products.

Performance Attribution

The Portfolio outperformed the Index in the fiscal year through a combination of good stock selection and positive sector allocation decisions. Within Financials, we benefited from rebounds in certain EM banks, especially in Brazil (Itau Unibanco) and India (ICICI Bank), and also from Hong Kong Exchanges. Our emphasis on the strongly performing Health Care and Information Technology sectors also helped relative performance. Offsetting these effects were poor stocks within Consumer Discretionary, especially Sands China, which struggled with slowing gaming revenues in Macau, and Swatch Group, whose watch sales reflected dampened demand in China for luxury goods in the current environment of anti-corruption campaigns.

5

Institutional Class HLMIX

Investor Class HLMNX

Performance
Average Annualized Total Returns (%)
at September 30, 2014							at October 31, 2014

	Inception Date	1 year	3 years	5 years	10 years	Since Inception*	1 year	3 years	5 years	10 years	Since Inception*
Intl Equity Portfolio – Institutional Class	5/11/94	4.34	13.20	9.05	8.89	6.22	2.65	10.21	9.61	8.72	6.28

Intl Equity Portfolio – Investor Class	9/30/05	4.05	12.81	8.69	–	6.40	2.36	9.82	9.26	–	6.55

MSCI ACW ex-US Index†		4.76	11.79	6.04	7.07	4.92	0.05	7.77	6.09	6.60	4.75

*The since inception return of the MSCI ACW ex-US Index is since 9/30/05. †The inception date of the Index is 1/1/01.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Viewed by geography, the good relative performance shows up mostly as good stock picking, especially in EMs. In addition to the EM banks, South African telecommunications firm MTN Group helped performance as investors reappraised their revenue growth and better free cash flow generation. Europe ex-EMU was the only region where Portfolio returns lagged the Index, hurt by Swatch Group, integrated oil and gas producer BG Group, semiconductor chip design specialist ARM Holdings, and Tesco (now sold).

Perspectives

More than five years have elapsed since global equity markets turned positive from the depths of the Global Financial Crisis. In that time, the MSCI All Country World ex-US Index has delivered a total US dollar return of more than 120%, not least due to the vigorous efforts of central banks to supply liquidity that is more than ample to unfreeze markets and facilitate the repair of the most leveraged balance sheets in the global economy, including in particular those of financial institutions, governments, and mortgaged homeowners. The Fed has just ended its quantitative easing and has resumed discussing openly the eventuality of raising interest rates toward some more “normal” level. Markets, which a year ago took fright at the very hint of this, have adjusted to the prospect this summer with a remarkable degree of equanimity, currency markets aside. That, we hope, is a sign that such repair as has taken place over the past five years will suffice to allow the US economy to transit gracefully to a less-experimental monetary policy. Recent data depict robust growth, with small business sentiment at a six-year high, job vacancies surging, car sales at an eight-year high, and US consumer credit expanding the most in over a decade.1

That moment of normalization is not to be shared by other major economies. The lurch toward deflation in Europe has spooked even such an orthodox monetary stalwart as the Bundesbank, whose chief economist told us a few weeks ago that “there is a clear intellectual case for engaging in unorthodox measures to combat cyclical deflationary forces”—a statement that we’d never dreamed of hearing in Frankfurt.2 The President of the ECB aims to deliver such unorthodox policy, attempting to increase the balance sheet of the ECB by a trillion euros by lending to banks via long-term repurchase agreements (TLTRO), as well as by buying covered mortgage bonds and other asset-backed securities, in an effort to stimulate both the demand for (by lowering the price) and supply of (by releasing capital tied up in such assets on bank balance sheets) credit in the euro zone. Combined with continued mandated capital raising and restructuring within the European banking sector, these moves are meant to create in those economies some lending momentum where it has been lacking.

1 JPMorgan Cazenove, Global Equity Research, September 2014.

2 Harding Loevner Analyst Meeting, Frankfurt, September 18, 2014.

6

International Equity Portfolio continued

The very idea that reflation, modest quantitative easing, and recapitalized banks may now be a reality in Europe is a departure for our thinking. With both Japan and the ECB picking up the baton of monetary stimulus, there may well be ample liquidity keeping a spring in the step of equity markets worldwide, even as the Fed pulls out of the race to less-than-zero interest rates. Some are making the case that global stock prices will rise to record heights in a new leg of the bull market that is based on accelerating earnings (a pull-through effect from the US’s economic growth), alongside plentiful M&A, which is itself the result of growing management confidence combined with continued availability of very low-cost financing.

We are not so sure. For one, we have many times pointed out the low correlation between economic growth rate and stock prices. It may well be that the rising stock markets of the past few years were discounting the stronger economic—and corporate earnings—growth that is now upon us, with little additional growth left for markets to reflect. And those discount rates? They are heading higher, at least in the US, if the Fed’s own projections of short-term interest rates prove to be accurate and prove to have their usual effect on longer-term interest rates. Those higher discount rates should have an offsetting (i.e., negative) impact on stock prices even as corporate earnings rise.

That is if everything goes according to plan. But little thought has been given to Chair Janet Yellen’s public statements that the Fed should be tolerant of rising inflation as long as labor markets retain slack, as interpreted by her and the Fed staff, who are focused on wage increases, which have been lagging the general US recovery. And rising inflation has, in the past, had very negative effects on the multiples that investors are willing to pay for earnings, even nominally rising earnings.

We also note the growing market enthusiasm for IPOs and privately held startup-stage companies which continued once again this quarter, punctuated by the US$25 billion IPO of Alibaba, the largest new equity offering in history—and that laurel won despite the twist of this being primarily a cross-border effort, with mostly US and other offshore funds being tapped for a primarily Chinese internet business, connected through a murkily-governed legal structure. The market for privately held technology startups is strong,

Geographical Weightings (%) at October 31, 2014
Institutional and Investor Classes
Country/Region	Portfolio	Benchmark	[1]
Canada	4.6	7.5

Emerging Markets	16.2	22.2

Europe EMU	27.1	21.0

Europe ex-EMU	21.1	25.1

Japan	14.2	14.8

Middle East	0.0	0.4

Pacific ex-Japan	10.0	9.0

Frontier Markets[2]	0.0	–

Other[3]	4.3	–

Cash	2.5	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries with developed markets outside the Index where some holdings are incorporated.

Sector Weightings (%) at October 31, 2014
Institutional and Investor Classes
Sector	Portfolio	Benchmark	[1]
Consumer Discretionary	9.0	10.7

Consumer Staples	13.9	9.9

Energy	7.2	8.5

Financials	19.4	27.5

Health Care	13.5	8.6

Industrials	11.8	10.8

Information Technology	14.0	7.1

Materials	5.9	7.8

Telecom Services	2.0	5.5

Utilities	0.8	3.6

Cash	2.5	–

1MSCI All Country World ex-US Index.

even frothy, with the dollar value of venture capital investment approaching levels not seen since the year 2000, the peak of the last technology and telecom bubble. Such phenomena are symptoms of strong risk appetites on the part of investors and entrepreneurs alike. Their ebullience is being echoed in the growing number of merger and acquisition announcements, reflecting increased confidence of public company managements—although that confidence has yet to be reflected in more than a modest recovery in capital expenditures. Our worry is that, in past market cycles, by the time all players—investors, venture capitalists, and company managers—have grown uniformly confident, the game is already in its late innings. Often, a hot IPO market is a signal that the best valuations have already been attained.

As a result, we are not abandoning our carefully balanced view that we have insufficient visibility into the future to take either a more pro-cyclical stance or a less optimistic one. And, as always, we remain focused on durable profit growth, rather than cyclical recovery or the next takeover target. We believe that the high quality of the businesses in which we invest should offer relative stock price resilience in markets that are more hostile than the ones we have faced over the past 68 months. We feel fortunate to have kept pace with what have been, in actuality, torrid returns over that time.

Portfolio Structure

We are still assessing the Portfolio implications of aggressive monetary stimulus and a healing banking system in Europe. We have had limited investments in the financial sector in the euro zone over the past few years of recovery in global stock markets (only Spanish multinational BBVA and capital-rich Allianz), for the simple reason that we found it hard to articulate a growth argument for all but an exceptional few of the financial businesses that we examined there. That may change if the putative quantitative easing will eventually have the desired effect of rekindling economic momentum in Europe—a condition on which the jury is decidedly out. Certainly we heard managements make arguments that sounded like growth arguments when we met a number of companies on a recent trip to Europe. The US experience with cleaning up and recapitalizing its banking system is causing us to rethink euro zone Financials, but so far we have taken no further action on that front.

7

Institutional Class HLMIX

Investor Class HLMNX

What is clear is that the euro zone should not implode without putting up a (monetary) fight. That is likely to be good for multinationals based there, thanks to the competitiveness corollary from the weaker euro. As a counterpoint, US multinationals should at least face the headwind of weaker translation of their overseas earnings. It may also be good for EMs, which benefit from more liquidity creation and exported capital in search of higher yields.

We were asked recently to comment on how we manage geopolitical risks in the Portfolio. While some observers think that political risks are on the rise, we think only the media coverage of such risks is more prominent, putting them more top of mind, whereas the risks themselves have been there for the prudent analyst to see all along. Seeing risks does not, however, equate to an ability to predict outcomes. Against adverse political events the only reliable defense is geographical diversification. In this respect, we believe our investment style leaves us well defended, even beyond the explicit care we take to see that our holdings are not overly concentrated in particular countries or regions. One indicator of the strength of a company’s business model is that it has succeeded so well in its home market that to continue to grow it had to expand its franchise to other countries. Multinational companies, not dependent on any single country for their production, sales, or profits, face fewer existential threats from political risks. So, for example, when investors began this summer to worry about the potential dissolution of the United Kingdom, we were able to reassure ourselves that our UK-based companies, all multinational companies with the most domestically oriented of them garnering just 17% of its revenues from the UK, and the average garnering on the order of 10%, faced no crisis.3

Diversification aspects also inform our investments in Japan, a country where growth companies have been rare to find but the benefits to the Portfolio of finding them have been great, due to the low correlation of Japanese stocks with those traded in US or European markets. Thus we have worked assiduously to identify Japanese companies that meet our quality and growth criteria, even when we had little enthusiasm for the demographically challenged, poorly governed, low-return group of companies we found there for many years—and the hot-money, inflationary-minded ones we see today. As in the UK, most of our holdings in Japan have tended to be multinationals, that is, companies that have gone beyond Japan’s borders in pursuit of growth that was so hard to find domestically. Increasingly, though, we are also identifying companies that, through the mechanism of technology, are growing domestically by disrupting old, established, but inefficient industry patterns. One example of this is MonotaRO, the affiliate of US-based WW Grainger, which has taken the catalog business of supplying consumable maintenance and safety items to small- and medium-sized businesses, and built a much more efficient e-commerce platform for ordering and fulfillment, creating efficiencies for customers that traditional wholesalers and catalog retailers just cannot match.

We have maintained significant holdings in the IT sector, even though our stock selection within the sector has been mixed over the past couple of years. We like the strong net cash position that most companies in the sector maintain alongside their high margins and returns, and their focus on pursuing growth prospects. But in an environment of increasing cyclical optimism, we value the

3 Capital IQ; Analyst Estimates. Based upon the International Equity Strategy model portfolio.

Ten Largest Holdings at October 31, 2014
Institutional and Investor Classes
Company	Sector	Country	%
Nestlé	Cons Staples	Switzerland	3.8

Dassault Systemes	Info Technology	France	3.7

AIA Group	Financials	Hong Kong	3.5

Roche Holding	Health Care	Switzerland	3.1

ICICI Bank	Financials	India	3.1

WPP	Cons Discretionary	UK	2.9

Air Liquide	Materials	France	2.8

Allianz	Financials	Germany	2.7

Unicharm	Cons Staples	Japan	2.6

Fanuc	Industrials	Japan	2.5

traditional resilience the IT stocks have shown in periods of rising interest rates, a corollary to the operating leverage they enjoy when capital spending appetite in the economy surges, given the central role that technology plays in expansion plans of nearly all enterprises. Nevertheless, all the money being invested by venture capitalists in new companies will engender more competition for many of our current holdings in established companies. Those established businesses will need to respond, in some cases by buying into the next generation of technology that threatens their position, as enterprise resource planning software maker SAP did in September with the acquisition of Concur, a provider of cloud-based expense management software.

Finally, within EMs, volatility continues to be the rule of the day, often due to political changes that have greater impact on the environment for corporate profits than they normally might in developed countries. Such was the case in Brazil, where rising chances of President Dilma Rousseff losing the elections to a less interventionist candidate sent shares of all stocks soaring at first, but, as those chances receded, the gains were lost. Likewise, it is no accident that a German luxury marque, a Swiss watchmaker, and a Macau-based casino operator all saw shares underperform as anti-corruption measures were ratcheted up another notch in China: BMW, Swatch Group, and Sands China are all, in part, beneficiaries of conspicuous consumption in China, a cultural pattern that today is suffering from its association with corrupt officials and their associates and families. On the other hand, Indian Prime Minister Narendra Modi’s installation in office has led to a reappraisal of that country’s ability to rationalize regulatory, bureaucratic, and legal hurdles to commercial or even government-led economic activity and investment, which markets have continued to reward, not least in the share price of financial services group ICICI Bank, which may stand to benefit from improved loan performance in the infrastructure sector, and from faster generalized growth in financing economic activity.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

8

International Small Companies Portfolio

Portfolio Managers

from left: Josephine Lewis Co-Portfolio Manager Jafar Rizvi, CFA Co-Portfolio Manager

Performance Summary

The International Small Companies Portfolio – Institutional Class rose 2.28% and the Investor Class gained 1.97% (net of fees and expenses) in the fiscal year ended October 31, 2014. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index (the Index), declined 0.99% (net of source taxes) in this period.

Market Review

The Index gained nearly 5% in the first half of the fiscal year, but then suffered its steepest six-month decline since the summer of 2012. The Index returns by sector this year were widely dispersed, with Energy (down 18%) and Materials (down 7%) falling the most. Oil and commodity prices declined sharply in the second half of the year and the International Monetary Fund’s (IMF) recent revision of its 2014 global growth outlook down to 3% seems to signify weak demand for energy and commodities in the near term. Telecom Services was the best performing sector, returning 12%. As discussed in our April 2014 Semi-Annual Report, we believe the surge in performance by small cap companies in this sector is attributable in part to a shifting regulatory environment that has created favorable operating dynamics for smaller companies, as many governments have recognized the need for allowing greater competition in telecom markets. By contrast, in the primarily large-cap MSCI All Country World ex-US Index, the Telecom Services sector rose just 4%.

By geography, the European Monetary Union (EMU) was the Index’s worst-performing region, falling 5%. Emerging Markets (EMs) had the best performance, returning 4% overall. There was a high dispersion of returns in the region, however, with the largest extremes found among the larger EMs, including the BRIC countries (Brazil, Russia, India, and China). Russia dropped 33% as its continued involvement in the conflict between Ukraine and separatists in eastern Ukraine—and the sanctions imposed by the US and European countries in response—weighed on both the country’s stock market and currency. In Brazil, the reelection of President Dilma Rousseff was viewed among investors as unfavorable to the economy and the country’s market declined 20% as a result. In contrast, India soared 68% due to optimism surrounding the newly elected Prime Minister, Narendra Modi. This optimism is generally shared by us, as detailed later in this letter. Finally, China gained 10%; it seems the country has benefited from the reforms and controls being instituted under the leadership of President Xi Jinping. Investors seem to believe—for the moment, at least—that the government will be able to successfully manage China’s ongoing slowdown in capital investment (and, therefore, in economic growth) without triggering a severe debt crisis.

Fund Facts at October 31, 2014
Total Net Assets		$91.5 million
Sales Charge		None
Number of Holdings		94
Turnover (5 Yr. Average)		33%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Investor Class
Ticker	HLMRX	HLMSX
CUSIP	412295875	412295883
Inception Date	6/30/2011	3/26/2007
Minimum Investment*	$100,000	$5,000
Net Expense Ratio†	1.30%	1.55%
Gross Expense Ratio	1.68%	1.99%

*Lower minimums available through certain brokerage firms. †Shown net of Harding Loevner’s contractual agreement, through February 28, 2015, to waive its management fee to the extent necessary to cap the Portfolio’s total operating expenses. The Net Expense Ratio is as of October 31, 2014. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

The strong performance of the US dollar this year had a significant impact on returns—the Index was up about 7% in local currency terms. The dollar appreciated about 12% against the yen, 8% against the euro, and also strengthened relative to most emerging market currencies.

The behavior of currencies was a reflection of the contrasting economic data for the United States versus other regions. In the US, the IMF forecasts GDP should grow about 2% this year, and unemployment has fallen to below 6% for the first time since 2008. Meanwhile, in the euro zone, GDP is estimated to grow less than 1% this year, and unemployment is in the double digits.1 There are also fears the region could be falling into a deflationary spiral. In September, Mario Draghi, the President of the European Central Bank (ECB), announced the ECB will work to combat deflation by implementing a form of quantitative easing.

Performance Attribution

Strong stock selection in the Information Technology and Financials sectors contributed most to the Portfolio’s returns relative to the Index. Shares of the Swedish enterprise resource-planning software company IFS outperformed as it continued to see strong growth across its licenses, maintenance, and consulting divisions. Within Financials, Kenya’s Equity Bank reported higher profits because of strong increases in fee income along with a healthy decline in non-performing loans. Our underweights in the weak Energy and Materials sectors also helped performance.

Poor stock selection in the Consumer Staples and Consumer Discretionary sectors detracted most from performance. Singapore-based packaged food maker Super Group reported disappointing earnings growth due to weak sales and higher raw material costs. Shares of Italian fashion discounter YOOX fell as the company missed earnings expectations. We continue to believe the company will benefit from its profitable partnerships with luxury fashion brands and the long-term growth opportunities for its web-based business strategy.

1 International Monetary Fund, World Economic Outlook: Legacies, Clouds, Uncertainties (October 2014).

9

Institutional Class HLMRX

Investor Class HLMSX

Performance
Average Annualized Total Returns (%)
at September 30, 2014						at October 31, 2014

	Inception Date	1 year	3 years	5 years	Since Inception*	1 year	3 years	5 years	Since Inception*
Intl Small Companies Portfolio – Institutional Class	6/30/11	5.72	16.16	–	6.76	2.28	12.80	–	6.42

Intl Small Companies Portfolio – Investor Class	3/26/07	5.48	15.89	11.33	6.04	1.97	12.54	11.10	5.89

MSCI ACW ex-US Small Cap Index†		4.54	12.48	8.32	4.06	-0.99	8.61	8.03	3.21

* The since inception return of the MSCI ACW ex-US Small Cap Index is since 6/30/11. †The inception date of the Index is 6/1/07.

Performance data quoted represent past performance; past performance does not predict future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Viewed by region, most of our positive relative performance came from good stock selection, especially in European markets outside the EMU. In the UK, engineering and construction company Kentz accepted a favorable takeover offer from Canadian engineering services firm SNC Lavalin. Our Japanese holdings also helped, with especially good performance by noodle company and restaurant operator Hiday Hidaka. The company currently has about 300 restaurants, but in 2013 opened a new noodle factory that can support 600 restaurants, allowing the company to expand more broadly across Tokyo. We underperformed in the EMU because of poor stock picks in Italy (YOOX) and Spain. Spanish railway operator CAF underperformed as its Mexican projects were put on hold due to payment delays by customers.

Investment Perspectives

Over the past three fiscal years, the Index has posted a total return (net of source taxes) of over 28% through October 31, 2014. Given this solid performance, we would like to provide some perspective on current market valuations in the international small companies’ universe. Our primary method for determining valuations is to forecast a company’s long-term cash flows and discount them to the present day. However, price-to-earnings (P/E) ratios provide a useful shorthand for reviewing overall valuation trends. The following chart provides the average P/E ratios for different regions within the Index, specifically EMs, developed markets (represented by the EAFE Small Cap Index), Japan, the EMU, and Europe ex-EMU.

10

International Small Companies Portfolio continued

As the chart indicates, valuations were not uniform across our investment universe at the end of the fiscal year. While P/E ratios broadly have declined since the end of 2013, they continue to be relatively rich in the euro zone, while valuations for international small companies in Japan, Europe ex-EMU and EMs appear more attractive. However, the low P/E ratio for stocks in Japan must be viewed in the context of the country’s relatively slow growth outlook. Prime Minister Shinzo Abe continues to struggle with balancing Japan’s fiscal deficits, and the government’s recent consumption tax hike has stymied growth. Similarly, while valuation ratios in the Europe ex-EMU region have come down, the pace of growth in the UK (the region’s largest economy, representing over 60% of the region’s market cap in the Index) slowed in the third quarter of calendar year 2014. Although the UK is in a better position than the rest of Europe, it is not immune to the economic woes facing the rest of the continent. P/E ratios for EM stocks, on the other hand, do look more attractive given the forecasts of relatively high economic growth for the region.

Our investment process does not focus on share price when beginning research on a company. Rather, we first spend our time identifying and verifying a company’s quality and growth characteristics, including evaluating its competitive position in its industry and the sustainability of this position over the long term. Only after we have confirmed that a company meets our criteria will we then emphasize valuation and strive to invest only when shares are attractively priced. Emerging and frontier markets have been especially fruitful for the Portfolio recently due to the combination of high-quality, growing companies available and reasonable share prices. As detailed in the next section, we made new investments this year in China and India. We think long-term opportunities for small companies in developing countries should be supported by investments in infrastructure, rising per-capita wealth, and increasing demand for diverse products and services.

Portfolio Highlights

China and India

Structural change is afoot in China, as its leaders seek to shift the economy from blistering growth based on exports toward sustainable growth supported by a strong domestic economy. Part of the government’s sustainability initiative has been an increased focus on controlling the country’s rampant pollution problem. Hong Kong-listed smart-meter manufacturer Wasion Group Holdings should be a beneficiary of this trend. Wasion is a market leader in the production of energy meters that are crucial for the efficient operation of large-scale “smart” energy grids, the data-driven, automated energy distribution systems used by utility companies to improve energy efficiency. China’s annual US$3 billion smart-grid market is the largest in the world. Currently, 60% of the meters in China are “smart,” but we believe that by 2020 all meters in China will be smart.

We also purchased shares of Shenzhou International Group—one of the world’s largest vertically integrated knitwear manufacturers—based in Ningbo, China. The company produces apparel for some of the globe’s most prominent textile and apparel companies, including Adidas, Uniqlo, Nike, and Puma. Producing the technical fibers used in these companies’ products can be complex, but Shenzhou meets the highest international quality standards. The process of producing textiles has historically required polluting large quantities of fresh water, but Shenzhou has been an innovator

Sector Weightings (%) at October 31, 2014
Institutional and Investor Classes
Sector	Portfolio	Benchmark	[1]

Consumer Discretionary	12.6	17.1

Consumer Staples	12.0	6.2

Energy	1.4	4.9

Financials	13.1	21.2

Health Care	10.7	6.1

Industrials	24.4	19.7

Information Technology	13.5	10.6

Materials	3.8	10.5

Telecom Services	3.5	1.2

Utilities	1.6	2.5

Cash	3.4	–

1MSCI All Country World ex-US Small Cap Index.

Geographical Weightings (%) at October 31, 2014
Institutional and Investor Classes
Country/Region	Portfolio	Benchmark	[1]

Canada	0.9	8.6

Emerging Markets	24.2	22.5

Europe EMU	23.1	15.4

Europe ex-EMU	18.5	23.9

Japan	16.0	19.7

Middle East	0.0	0.7

Pacific ex-Japan	9.2	9.2

Frontier Markets[2]	3.1	–

Other[3]	1.6	–

Cash	3.4	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries with developed markets outside the Index where some holdings are incorporated.

at developing sustainable manufacturing methods. We think the company’s efforts to limit pollution are a competitive advantage, as the Chinese government’s increasingly strict environmental standards should make it more difficult for less-sophisticated manufacturers to successfully compete in the textile industry.

Our third recent investment in China was AirTac, which produces pneumatic equipment used in manufacturing processes. This company is listed in Taiwan, but virtually all of its facilities are in China. The company has a large share of the the low- to mid-priced segment of the industry, giving it economies of scale that allow AirTac to offer lower costs compared to its competitors in China. AirTac also offers a uniquely large catalogue of over 90,000 different products, which is a competitive advantage in an industry where precise model specification is extremely important. We believe AirTac will be able to build on its advantages to enter new global markets (such as Japan), as well as gain from China’s long-term focus on industrial automation.

This year we made our first investment in India, a country that offers small companies significant opportunities but also operating

11

Institutional Class HLMRX

Investor Class HLMSX

challenges, including an underdeveloped infrastructure and overly bureaucratic government institutions. We are optimistic, however, that the election of Prime Minister Narendra Modi in May this year will help move the country toward greater regulatory efficiency and economic growth. Max India is a distinctive financial services company that focuses on life insurance; most of its competitors in India are financial conglomerates pursuing a variety of businesses including banking and wealth management. Max India is also notable for the relatively high productivity of its agents, its financial strength, and the successful track record of management. We believe the company should benefit from the long-term growth of India’s life insurance industry, which continues to have low market penetration. The amount spent per capita on premiums in India is less than half the overall average in emerging and frontier markets.2

Mergers and Acquisitions

The amount of mergers and acquisitions (M&A) activity globally has increased significantly in 2014 compared to recent years.3 This rising trend may be due to the modest growth prospects in many parts of the world—causing more companies to seek growth through acquisitions—as well as the high levels of cash on corporate balance sheets. Management teams also may be increasingly aware that the prevailing low-interest-rate environment allowing them to borrow cheaply for acquisitions will not last forever. The Portfolio has participated in this M&A surge, with holdings across a variety of industries becoming acquisition targets during the fiscal year, including Kentz (engineering and construction consulting), Goodpack (shipping crate leasing), SAI Global (business information services), and Vacon (industrial equipment).

We believe our Portfolio companies are favorable acquisition candidates due to their strong competitive positions in niche markets and healthy balance sheets. Finland-based Vacon, for instance, is the world’s only publically traded company specializing in the manufacture of AC drives used to control the speed and power of electric motors. This market is growing fast due partly to manufacturers’ increasing emphasis on industrial automation. Danfoss, a privately held multi-national based in Denmark, recognized Vacon’s recent share-price weakness as an opportunity to expand its own market position and offered a 20% premium to the average volume-weighted price of the past three months, which was roughly 15% above our estimate of the company’s fair value.

Our Portfolio companies have been on the other side of M&A transactions over the past 12 months as well. Academic research has shown that companies completing acquisitions often find their purchases generate lower returns than originally envisioned, causing their share prices to underperform as a result. We recognize that our Portfolio companies are not immune to this syndrome. However, we have also found that businesses that meet our high-quality criteria generally have been relatively strong capital allocators. In our research, we consider it particularly important to identify companies led by skillful managements with the ability to make successful strategic acquisitions to expand into new markets and enhance their companies’ long-term growth and return potential.

2Swiss Re, “World Insurance in 2012: Progressing on the Long and Winding Road to Recovery,” Sigma 3 (2013).

3Ed Hammond, “M&A Deals in 2014 Eclipse Levels in Past 5 Years,” Financial Times (September 30, 2014).

Ten Largest Holdings at October 31, 2014
Institutional and Investor Classes
Company	Sector	Country	%
Bechtle	Info Technology	Germany	2.1

Hiday Hidaka	Cons Discretionary	Japan	2.1

Synergy Health	Health Care	UK	2.0

Equity Bank	Financials	Kenya	2.0

Grafton Group	Industrials	UK	1.9

Industrial & Financial Systems	Info Technology	Sweden	1.9

Anadolu Hayat Emeklilik	Financials	Turkey	1.8

Wasion Group Holdings	Info Technology	China	1.8

Misumi Group	Industrials	Japan	1.8

Bank of Georgia	Financials	UK	1.7

We think one such example is pawnshop operator First Cash Financial, which has successfully sustained its growth in part by acquiring independent pawnshops to expand in the US and Mexico. The company also invests in new stores, which usually become profitable after the second year of operation. First Cash serves primarily the unbanked by offering short-term micro loans (usually with durations of only one month) to borrowers, who provide valuables such as jewelry or merchandise as collateral. Borrowers who default on loans lose their collateral, but do not face collection agencies or an impact on their credit ratings. About 70% of loans are fully repaid. First Cash is based in Texas; however, over 50% of its revenues are generated in Mexico, where it has 241 stores. Mexico is a favorable environment for the pawn shop model because 70% of the population is unbanked or under-banked, creating loan demand.4 The company has successfully grown revenue and earnings before interest and taxes at 15% annually over the past five years.

Another acquirer this year was Ingenico, a French-based electronic payment specialist and the world’s largest seller of point-of-sale (POS) terminals. The market for POS terminals is becoming saturated and, thus, increasingly reliant on replacement cycles for growth. Ingenico has responded by making acquisitions that supplement its hardware business and move the company into faster growth markets. In early 2013, Ingenico purchased Ogone, which is focused on preventing fraud in web transactions. And, in September, Ingenico finalized the acquisition of GlobalCollect, which offers merchants a payment platform software that allows them to optimize their cross-border ecommerce distribution. We value Ingenico’s operating track-record—it has grown income at 25% per year over the last five years—and its management’s continued ability to invest in new markets for future growth.

4First Cash Financial Services, “Investor Presentation” (September 2014).

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

12

Emerging Markets

Portfolio Managers

G. Rusty Johnson, CFA Co-Lead Portfolio Manager Craig Shaw, CFA Co-Lead Portfolio Manager Scott Crawshaw Portfolio Manager Richard Schmidt, CFA Portfolio Manager

The Institutional Emerging Markets Portfolio (Class I and Class II) and the Emerging Markets Portfolio – Advisor Class (collectively, the “Portfolios”) are both managed in strict accordance with the Emerging Markets Strategy Model Portfolio. The Portfolios, therefore, have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

Performance Summary

The Institutional Emerging Markets Portfolio – Class I rose 3.80% and the Emerging Markets Portfolio – Advisor Class gained 3.79% (net of fees and expenses) in the fiscal year ended October 31, 2014. The Portfolios’ benchmark, the MSCI Emerging Markets Index (the “Index”), rose 0.64% (net of source taxes) in this period. The Institutional Emerging Markets Portfolio – Class II, which incepted in March 2014, has gained 7.00% (net of fees and expenses) since inception through October 31, 2014; the Index rose 8.07% (net of source taxes) in this period.

Market Review

Though a 0.6% return for the Index over twelve months may strike EM investors as some type of market paralysis, this muted return is noteworthy in that the MSCI Emerging Markets Index bettered Developed Markets (DMs) over this period after several years of underperformance: the MSCI EAFE Index lost 0.6% in the trailing twelve months. The tide shifted in March, and the 2Q14 calendar quarter (April 1st to June 30th) represented the first quarter in which EMs outperformed DMs since the third calendar quarter of 2012.

The macro backdrop has improved with economic variables across many EMs taking a more positive trajectory, a testament to some proactive steps made by policy makers. Specifically, current account deficits improved over the first half of 2014 in four of the “Fragile Five:” Turkey, India, Indonesia, and South Africa. Finally, “taper talk” was of little influence on market returns this year. We believe that after the broad market impact of the taper tantrum of 2013, most of the negativity stemming from this influence has been seen already.

There was wide dispersion in returns across the largest countries: Brazil and South Korea lost 9% and 7%, respectively, while China gained 7% and Taiwan was up nearly 11%. Overall, EM currencies were a modest drag on returns for dollar-based investors, though the Chinese renminbi, the Korean won, and the Taiwanese dollar fared better than many of their peers, at least partially due to stronger macroeconomic fundamentals in these countries. The Indian election in

Portfolio Facts at October 31, 2014
Sales Charge			None
Number of Holdings			79
Redemption Fee			2% first 90 days
Dividend Policy			Annual
	Institutional		Advisor
Portfolio Assets	$1,715.7M		$2,545.5M
Turnover (5 Yr. Average)	35%		30%
Class	Class I	Class II	Advisor
Ticker	HLMEX	HLEEX	HLEMX
CUSIP	412295701	412295842	412295305
Inception Date	10/17/2005	3/5/2014	11/9/1998
Minimum Investment*	$500,000	$25,000,000	$5,000
Net Expense Ratio	1.30%†	1.14%†	1.45%‡
Gross Expense Ratio	1.32%	1.32%	1.46%

*Lower minimums available through certain brokerage firms. †Shown net of Harding Loevner’s contractual agreement, through February 28, 2015, to waive its management fee to the extent necessary to cap the Portfolio’s total operating expenses. ‡The Net Expense Ratio is operating below the contractual agreement, which is in effect until February 28, 2015. The Net Expense Ratio is as of October 31, 2014. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

May conferred a strong mandate for change to the reform politician, Narendra Modi, and the Indian market rose nearly 30% in the year. The rupee was one of the strongest EM currencies (a bit better than flat), though it had depreciated notably in 2013. Russia was the worst performing of the large markets, down more than 20%, as falling oil prices and the ongoing conflict with Ukraine weighed heavily on the ruble, which lost 25% relative to the dollar. Other commodity currencies (those of Chile, Indonesia, Brazil, and South Africa) were also down double-digits.

On a sector basis, Health Care and Information Technology (IT) led the Index. Energy and Materials were the biggest losers, reflecting weakness in the underlying commodity prices. The latter, which is nothing new, heralds a protracted bear phase, a function of China’s intent to reduce capital asset intensity in its economy. Materials has proven to be a classic value trap for several years now. We remain underweight. Oil prices were lower, too, reflecting the stronger dollar, but also due to structural market dislocations from rising production of petroleum liquids from US shale.

Performance Attribution

The Portfolios outperformed the Index in the fiscal year through a combination of strong stock selection and good sector allocation decisions. Within Health Care, Hikma Pharmaceuticals, a UK-listed Jordanian generic pharmaceutical company with a focus on the Middle East and North Africa (and exposure in the US as well), was the top contributor to performance with very strong share price returns, far outpacing the Health Care sector. The company is growing sales and margins by focusing on its more complex injectable generic drugs business, which is more profitable than its oral solids business. Within Information Technology, Chinese internet companies Baidu and Tencent were also top performers. Despite ongoing reinvestment, margins have stabilized and both companies have grown revenues at very high rates.

Stock selection was negative in Industrials and Energy. In the former, 51job Inc. and Copa Holdings both fell substantially. At 51job Inc., investments to scale up its sales force led to a slight decline in

13

Institutional Emerging Markets Portfolio – Class I HLMEX and Class II HLEEX

Emerging Markets Portfolio – Advisor Class HLEMX

Performance
Average Annualized Total Returns (%)
at September 30, 2014							at October 31, 2014

	Inception Date	1 year	3 years	5 years	10 years	Since Inception*	1 year	3 years	5 years	10 years	Since Inception*
Inst. Emerging Markets Portfolio – Class I	10/17/05	7.12	11.84	6.87	–	8.39	3.80	8.23	7.73	–	8.54

Inst. Emerging Markets Portfolio – Class II	3/5/14	–	–	–	–	4.90	–	–	–	–	7.00

Emerging Markets Portfolio – Advisor Class	11/9/98	7.01	11.67	6.83	11.23	13.12	3.79	8.06	7.68	11.21	13.19

MSCI Emerging Markets Index†		4.30	7.18	4.41	10.67	8.04	0.64	3.23	4.63	10.53	8.10

*The since inception return of the Institutional Emerging Markets Portfolio – Class II is cumulative. The since inception return of the MSCI Emerging Markets Index is since 10/17/05. †The inception date of the Index is 1/1/01.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of each Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Each Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

operating margins. Central American regional airline Copa sold off after management guided margins down due to a reallocation of capacity away from Venezuela to lower-margin regional markets.

Viewed geographically, positive stock selection across nearly all regions contributed to returns. In particular, our stock selection and overweight in India had the largest impact of any individual country on total returns. Stocks in a number of sectors contributed, but the best performing was auto maker Maruti Suzuki, which rebounded on the recovery of consumer confidence with the election of the new, pro-business government. Latin America detracted most from performance, particularly due to our Brazilian holdings, Petrobras and iron ore producer Vale. Vale faced slumping prices, in part due to China’s slowing demand for steel.

Investment Perspectives

India: a strong political mandate for change

India, a nation with almost 1.25 billion people, nearly 18% of the global population and by far the greatest contributor to the growth in the global workforce, currently represents only 7% of the Index.1 India in many ways typifies both the potential and also the many challenges of EMs: an entrepreneurial culture with a youthful and increasingly skilled workforce impeded by weak infrastructure and a set of policies that lack consistency and transparency.

After many years of voting for promises, voters now seem to be demanding a real change with the landslide victory in May of Narendra Modi, a noted reformer and politician credited with getting things done. India hasn’t been getting it done. Inflation has more than doubled over the last 10 years, with demand fueled by social grants and supply stymied by corruption and political gridlock. As a result, productivity has fallen and the currency weakened. We believe that the most important achievement of the Modi government would be to remove supply-side constraints by reducing red tape and corruption.

The Portfolios have an 11% allocation to India, which is overweight relative to the Index weight of 7%. Our investment in India’s leading cellular service provider, Bharti Airtel, stands to benefit from structural improvements in the cellular telephony market after a prolonged period of consolidation in the industry. Beyond Bharti, the Portfolios have exposure to both cyclical and defensive growth sectors. Axis Bank, mortgage finance company Housing Development Finance Corp. (HDFC), automaker Maruti Suzuki, and Ambuja Cements

1UN Population division.

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

14

Emerging Markets continued

Top Ten Holdings at October 31, 2014

CSR Corporation (formerly “China Southern Rail”) stands apart as an SOE that meets our investment criteria. CSR competes within China’s rail equipment market, the world’s largest and among the fastest-growing, in a near duopoly with China Northern Rail. CSR is the world’s second-largest rail equipment manufacturer by revenue, producing locomotives, high-speed rail units, and mass-transit rail units. While demand for CSR’s products continues to grow domestically as both central and local governments invest in improving transportation infrastructure, in recent years CSR has also gained traction abroad, winning large contracts in South Africa, Turkey, and Malaysia. CSR is also incorporating its expertise in electrical equipment into manufacturing new products, such as wind turbines, power converters/inverters, and electric buses.

Company	Sector	Country	Institutional HLMEX / HLEEX	Advisor HLEMX
Taiwan Semiconductor	Info Technology	Taiwan	3.3	3.3
Samsung Electronics	Info Technology	South Korea	3.1	3.1
AIA Group	Financials	Hong Kong	2.4	2.3
Aspen Pharmacare	Health Care	South Africa	2.3	2.3
Axis Bank	Financials	India	2.1	2.1
SABMiller	Cons Staples	UK	2.0	2.0
Banco Bradesco	Financials	Brazil	1.9	1.9
Maruti Suzuki	Cons Discretionary	India	1.9	1.9
Siam Commercial Bank	Financials	Thailand	1.7	1.7
Sun Pharmaceutical	Health Care	India	1.7	1.7

should continue to benefit from a cyclical revival, though we also own Sun Pharmaceutical and personal care and household products company Dabur India, which share more defensive characteristics.

China, Past and Future – SOE Reform May Herald Higher Returns

China has the largest weight in the EM Index at almost 20%, and would have almost double this amount were government-owned stakes in a number of giant firms included. Indeed, the heavy state influence in publicly-traded companies is the prime reason we have been underweight China since the early 2000s, when China was roughly a third of the Index weight it is today. For the most part, the state-owned enterprises (SOEs) are managed to implement policy and achieve the government’s social and political goals rather than to create shareholder value. Our structural underweight in China has reflected our investment philosophy that requires from the companies in which we invest competitive advantage, enduring growth opportunities, and financial strength, as well as management that is incentivized to exploit these assets to create value for shareholders.

CSR, which went public in 2008, has since impressed us relative to other SOEs by demonstrating innovation in its research and product development and production systems, and in utilizing management incentive systems that incorporate performance-based bonuses and stock options.

The winds of change may be rising in China. If new policy directives by the Communist Party are successful in holding SOE managements more accountable for investment, cash flow generation, and capital intensity—especially if this is attained by such proven methods as linking bonuses to business results and granting stock options—then the stage will be set for a material improvement in returns. Today, few managers of Chinese SOEs own stock in the companies they steer, let alone stock options. While such radical reform of SOE management has not yet been formally enacted, we suspect it will happen. The time is right! China doesn’t need more steel, cement, diesel, or credit. It needs a smarter, more dynamic economy that is less capital- and energy-hungry. That this is the targeted path has been made clear by the new administration. With GDP growth

Research Trip to Europe, the Middle East, and
Africa (EMEA)

Scott Crawshaw

Our research activity during August included an EMEA trip comprising company meetings in Greece, Turkey, and South Africa.

We struggle to find investment candidates in Greece. Thirteen years of euro zone membership and developed-market status have not been catalysts for Greece to produce a proliferation of businesses generating attractive returns on capital. We continue to monitor the banking sector for positive developments, a necessary pre-cursor to a country’s sustainable economic path. Although the industry structure is increasingly appealing—the market has consolidated down to four key participants—credit exposure remains challengingly high.

Turkey, or more specifically Istanbul, offers evidence of significant real estate development and a vibrant tourism industry; the proximity to Middle-Eastern wealth is perhaps increasingly influential in both sectors. We see decent evidence for a strong growth profile in a number of businesses but only a few pass our initial quality test and warrant further investigation.

In South Africa we made stops in Cape Town, Durban, and Johannesburg, including a trip to Soweto (South Western Township),

which still houses more than one-third of the city’s population. The country has its challenges—evidenced by a current account deficit that refuses to be tamed and profit-sapping industrial disputes affecting many segments of the economy—but, in contrast to Greece, it continues to be a target-rich environment for identifying businesses that meet our criteria. There are numerous companies with truly differentiated business models that allow for sustainable competitive advantages and, a take-away from this trip, are using these models and best practices outside of their domestic market in pursuit of growth opportunities globally. Portfolio holding Discovery Holdings, a provider of health and life insurance, employs an innovative model to incentivize customers to adopt a healthy (risk-averting) lifestyle through its “Vitality” program, which provides access to fitness clubs, healthy foods, and the like (at reduced rates) and rewards good behaviors. Greater participation benefits the customer through greater rewards and, importantly, directly benefits the firm’s bottom line through lower claims and policy cancellations. Discovery has introduced a similar concept to the car insurance market, and is using its market leadership position in South Africa to establish international partnerships to take this model into a number of major markets, including the US, China, and Southeast Asia.

15

Institutional Emerging Markets Portfolio – Class I HLMEX and Class II HLEEX

Emerging Markets Portfolio – Advisor Class HLEMX

now slowing to 7% or less and, importantly, with employment being largely full, such changes are required. Part of the plan entails reducing SOE dominance in their sectors, allowing private sector companies to take a larger share of market. The ensuing competition should bring higher-paying jobs and better-quality goods and services. This, we think, is the sensible recipe to drive better quality growth for the next few decades, and it is patently bullish at many levels, including investment returns. It will not happen overnight, nor will it impact all sectors equally. But if it does happen for some, even if only at the margin, the changes will still be very much for the better.

Brazil: A disappointing election result

The Brazilian presidential election had investors gripped through the end of October. The surprise result of the first round vote on October 6th was the strong performance of Aécio Neves, candidate for the Social Democratic Party, who gained one-third of the ballot, almost twice that predicted by pre-election polls. Neves, an economist by training and advocate of creating a business-friendly environment in Brazil, represented the prospect of change and a dream regime for investors long disappointed by populist incumbent Dilma Rousseff. Market volatility reached a crescendo as voters took to the polls for the runoff election on the final Sunday of the month. Ultimately, though, markets were bitterly disappointed by a narrow Rousseff victory, and despite immediate promises of “improvements,” the odds seem to favor “more of the same.” The Brazilian market fell over 27% in dollar terms from early September, at Rousseff’s weakest showing in the polls, to the confirmation of her victory on October 27th.

We sold our position in Petrobras after Rousseff’s re-election. Our investment thesis was based upon the company’s (admittedly) financially-intensive investment plan to turn their potentially colossal, high-quality oil reserves into profits for shareholders. The main obstacle has been the government’s intervention and unwillingness to allow market pricing for fuels in the domestic market. Without a fair margin and the resulting cash generation from its Brazilian downstream business, Petrobras has had to finance its Exploration

Geographical Weightings (%) at October 31, 2014
Country/Region	Institutional HLMEX / HLEEX	Advisor HLEMX	Benchmark	[1]
Brazil	7.8	7.8	10.2

China + Hong Kong[2]	15.6	15.6	19.8

India	11.0	11.0	7.2

Mexico	3.7	3.7	5.4

Russia	5.2	5.3	4.5

South Africa	7.8	7.8	7.8

South Korea	6.4	6.4	14.4

Taiwan	8.5	8.5	12.1

Small Emerging Markets[3]	17.8	17.8	18.6

Frontier Markets[4]	5.8	5.8	–

Developed Market Listed[5]	7.0	7.0	–

Cash	3.4	3.3	–

1MSCI Emerging Markets Index. 2The Harding Loevner Funds Emerging Markets Portfolios’ end weight in China is 10.4% and Hong Kong is 5.2%. The Benchmark does not include Hong Kong. 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index. 4Includes countries with less-developed markets outside the Index. 5Includes emerging markets or frontier markets companies listed in developed markets.

Sector Weightings (%) at October 31, 2014
Sector	Institutional HLMEX / HLEEX	Advisor HLEMX	Benchmark	[1]
Consumer Discretionary	11.5	11.6	9.0

Consumer Staples	12.2	12.2	8.4

Energy	5.8	5.8	9.6

Financials	29.1	29.1	28.1

Health Care	6.3	6.3	2.2

Industrials	5.8	5.8	6.5

Information Technology	15.9	15.9	17.0

Materials	5.1	5.1	7.9

Telecom Services	4.2	4.2	7.8

Utilities	0.7	0.7	3.5

Cash	3.4	3.3	–

1MSCI Emerging Markets Index.

& Production (E&P) plan through expensive levels of dollar debt. Rousseff’s victory provides little prospect for respite in this dynamic for a further four-year term.

Outlook

When EM headwinds shift back to tailwinds

Over the past few years, EMs have faced a number of headwinds to both growth and profitability. We have argued that much of the pain is self-inflicted: largely populist policy moves that managed to dampen investment sentiment and pressure profitability, both directly and indirectly. Political and social tensions have also been evident across a broad cross-section of the developing world, adding to the pain. Add to the mix the inevitable reversal in US monetary policy that soured sentiment to the asset class and pressured currencies. That is the (well documented) bad news.

But the good news is that sentiment has been dampened, earnings growth expectations reduced, profitability pressured (generally), and EM currencies depreciated off their highs of two years ago. Banks are seen as one of the most economically sensitive sectors as they are exposed across all aspects of economies. Most EM banks—after years of provision cuts—moved to reverse that trend in 2013, often adding extra provision charges in anticipation of a more strained credit quality environment ahead. But 2014 is nearly over, and the great economic meltdown some predicted in EMs never materialized. That growing revelation has helped to improve recent EM returns.

Businesses and capital allocators seek stability and consistency. They loathe volatility and uncertainty. EMs have had an ample dose of the latter recently and a return to a more stable environment may well attract the required investment to address the underpenetration of goods (housing, autos, smartphones) and services (insurance, travel, entertainment) that underpins the long-term growth story. Prior years’ underperformance of the asset class is a reminder that EMs are neither a sure-bet, nor have they perfected economic or political models. Far from it. The “emerging” adjective is correct in that it suggests the path (political and economic) is a process. The road, as we are periodically reminded, will not be linear; but the direction is, we hope, still very much net positive.

Please read the separate disclosure page for important information, including the risks of investing in each Portfolio.

16

Frontier Emerging Markets Portfolio

Portfolio Managers

Pradipta Chakrabortty Co-Lead Portfolio Manager G. Rusty Johnson, CFA Co-Lead Portfolio Manager Babatunde Ojo, CFA Portfolio Manager Richard Schmidt, CFA Portfolio Manager

Performance Summary

The Frontier Emerging Markets Portfolio – Institutional Class gained 12.60% and the Investor Class gained 12.15% (net of fees and expenses) in the fiscal year ended October 31, 2014. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, rose 13.59% (net of source taxes).

An important development during the period was the reclassification of Qatar and the UAE by the index provider MSCI from “frontier market” to “emerging market.”

Market Review

The MSCI Frontier Emerging Markets (FEM) Index offered good returns this fiscal year, with positive performance by all regions represented in the Index except Latin America. Foreign investors have continued to demonstrate a strong interest in frontier and emerging markets (FEMs), although flows this year have slowed somewhat relative to calendar year 2013. Flows into frontier equities reached US$2 billion by mid-August, compared with the record US$4 billion level recorded for all of 2013.1

An important development during the period was the reclassification of Qatar and the UAE by the index provider MSCI from “frontier market” to “emerging market” after the close of trading on May 30. Both countries were also removed from the Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index. Before their elimination, Qatar and the UAE together accounted for about 20% of the FEM Index. This reclassification had a positive impact on the performance of both markets, which in turn pulled up the entire Gulf States region in the year, led by the performance of Qatar and the UAE, which rose sharply as local investors and index-tracking funds adjusted their Portfolios in anticipation of the index changes. Hence, the Gulf States was the best-performing region in the year. However, in June (after the index change), both markets fell sharply. We discuss the index change further below.

Asia also enjoyed good returns, led by Bangladesh’s 67% return reflecting the country’s more stable political environment after the

1Citi Research: CIRA Frontier Markets Highlights, September 26, 2014, 2.

Fund Facts at October 31, 2014
Total Net Assets		$553.6 million
Sales Charge		None
Number of Holdings		78
Turnover (5 Yr. Average)		35%
Redemption Fee		2% first 90 days
Dividend Policy		Annual
	Institutional Class	Investor Class
Ticker	HLFMX	HLMOX
CUSIP	412295867	412295859
Inception Date	5/27/2008	12/31/2010
Minimum Investment*	$100,000	$5,000
Net Expense Ratio†	1.77%	2.22%
Gross Expense Ratio	1.80%	2.64%

*Lower minimums available through certain brokerage firms. †The Net Expense Ratio is operating below the contractual agreement, which is in effect until February 28, 2015. The Net Expense Ratio is as of October 31, 2014. The Gross Expense Ratio is as of the Prospectus, dated February 28, 2014.

months of political unrest that preceded the January 2014 elections. Calm returned to the streets after the elections, and consumer and business spending picked up; Bangladeshi companies have reported healthy earnings growth this year.

Sri Lanka also recorded strong returns (up 24%), reflecting generally good corporate earnings and the country’s record-low interest rate environment, which has pushed local investors seeking high-yielding investments toward equities. The rally in Financials stocks particularly was supported by the new policy of the Central Bank of Sri Lanka to promote consolidation in the sector. The goal is to reduce the number of non-bank financial institutions from 58 to 20 by the end of June 2015 and to have at least five banks operating in the country with total assets above one trillion Sri Lanka rupees (about US$8 billion). To this end, the Central Bank is offering tax incentives to encourage acquisitions; five deals have been announced since September this year, with three more deals under review.2 We have a positive view of the policy, as more consolidation should eliminate fringe players, reduce rivalry, and increase profitability in the sector.

We continue to select the Portfolio’s investments based upon companies’ fundamentals and the value of their shares relative to our estimates of fair values across our universe.

On the other hand, Latin America had the worst performance, dragged down by the decline in Colombia, which represents over 60% of the FEM Index’s weight in the region. Colombian companies have had generally disappointing corporate earnings and the country’s economic growth has been below expectations this year. Additionally, one of the largest listed companies in Colombia (a heavyweight energy firm), struggled to grow reserves and produc-

2CT CLSA Securities, “Sri Lanka Banking Sector,” Presentation at 21st CLSA Investor Forum 2014 (September 15–19, 2014).

17

Institutional Class HLFMX

Investor Class HLMOX

Performance
Average Annualized Total Returns (%)
at September 30, 2014						at October 31, 2014

	Inception Date	1 year	3 years	5 years	Since Inception*	1 year	3 years	5 years	Since Inception*
Frontier Emerging Markets Portfolio – Institutional Class	5/27/08	19.46	17.09	9.75	0.35	12.60	13.81	9.36	-0.20

Frontier Emerging Markets Portfolio – Investor Class	12/31/10	19.04	16.68	–	6.41	12.15	13.39	–	5.28

MSCI Frontier Emerging Markets Index†		21.53	14.81	8.46	5.99	13.59	11.57	8.31	4.94

*The since inception return of the MSCI Frontier Emerging Markets Index is since 12/31/10. †The inception date of the Index is 12/2/08.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. The Portfolio imposes a 2% redemption fee on shares held 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Source: Wilshire Atlas; Index weights prior to reclassification are as of 5/29/2014, and Index weights after reclassification are as of 5/30/2014.

tion volumes due to bureaucratic delays in issuing environmental licenses for drilling and water injection, persistent attacks on its pipeline by FARC militant groups, and, most recently, the steep fall in crude oil price.

Investment Perspectives

Index changes and our Portfolio positioning

As noted previously, both the UAE and Qatar were removed from the FEM Index at the end of May, cutting in half the weight of the Gulf States region from about 35% to 16%. Consequently, our Portfolio moved from an underweight position in the region in the fiscal year through May to an overweight position starting in June. MSCI also made significant changes to the weights of some other countries in the Index. The chart above illustrates the weights of the regions and the ten largest markets in the FEM Index before and after the reclassifications.

While the Portfolio’s positioning relative to the FEM Index has changed, nothing has changed in an absolute sense in our management of the Portfolio. As bottom-up investors, we focus on finding individual companies that meet our criteria for quality and growth

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

across the frontier and small emerging markets universe, including countries that are not specifically in the FEM Index. Qatar and the UAE each now represent less than 1% of the MSCI Emerging Markets Index and now qualify as small emerging markets, and our holdings there will become off-benchmark positions. Our overall objective is to build a well-diversified Portfolio across countries, regions,

18

Frontier Emerging Markets Portfolio continued

and sectors and we continue to select the Portfolio’s investments based upon companies’ fundamentals and the value of their shares relative to our estimates of fair values across our universe.

Performance Attribution

The Portfolio’s performance relative to the Index in the fiscal year was a result of positive stock selection countered by overall unfavorable allocations among sectors and regions. Strong returns within Consumer Staples contributed most to relative performance, although our overweight to this underperforming sector was a detractor. Olympic Industries, a leading biscuit and confectionery manufacturer in Bangladesh, outperformed as the company reported good results in its fiscal year ending in June 2014 supported by the shift in its product mix to more higher-margin items. The company was also able to take advantage of the strength of its balance sheet to obtain loans at attractive interest rates to finance its expansion plans while keeping Olympic’s internally generated cash with local banks in term deposits at higher rates. Weak stock selection in Financials, especially Ghana Commercial Bank and Bank of Philippines—combined with our large underweight in this strong-performing sector—was the largest detractor from Portfolio performance relative to the Index.

Viewed by region, our stock selection was strongest in Asia. Packaged food company Universal Robina of the Philippines enjoyed strong third-quarter 2014 financial results due to new product launches, market share gains, and a favorable product mix. The company also raised its operating margin guidance and announced the acquisition of Griffin’s, a leader in New Zealand’s snack food market. Relative returns were hurt by poor stock picking in the Gulf States as well as the unfavorable shifts in our exposure to the region relative to the Index caused by MSCI’s reclassification of Qatar and the UAE from frontier market to emerging market. We suffered on both ends as we were underweight during the Gulf States rally leading up to the reclassification, and then were overweight during the region’s decline after the classification change.

The developments in Ukraine have

negatively affected consumer and

business confidence.

Ukraine

Uncertainty and Insecurity Persists

In May 2014, Petro Poroshenko was elected Ukraine’s new president as the country’s military continued to clash with Russian-backed separatists seeking independence for eastern Ukraine’s Donetsk and Luhansk regions. An experienced government official and successful businessman (dubbed “the Chocolate King” as the founder of a confectionary company), Poroshenko acted quickly to bolster Ukraine’s resistance against Russia. In June, he sought to strengthen political and economic ties with Europe by signing an association agreement with the European Union. (Eight months prior, his predecessor in office Viktor Yanukovych refused to sign a similar agreement in deference to Russia, inciting popular protests that led ultimately to his ouster.) In July, Poroshenko also escalated military actions against the separatists. Meanwhile the US and Europe imposed further sanctions on Russia during the fiscal year, contributing to rising tensions in Eastern Europe. A ceasefire

Geographical Weightings (%) at October 31, 2014
Institutional and Investor Classes
Region	Portfolio	Benchmark	[1]

Africa	24.3	19.2

Asia	34.6	29.5

Europe	7.1	5.5

Gulf States	14.1	15.1

Latin America	14.1	29.3

Middle East	0.4	1.4

Developed Market Listed[2]	3.5	–

Cash	1.9	–

1MSCI Frontier Emerging Markers Index; 2Includes frontier markets or small emerging markets companies listed in developed markets.

Sector Weightings (%) at October 31, 2014
Institutional and Investor Classes
Sector	Portfolio	Benchmark	[1]

Consumer Discretionary	7.7	1.1

Consumer Staples	14.8	7.6

Energy	6.9	8.6

Financials	38.1	49.6

Health Care	3.8	1.4

Industrials	4.8	7.5

Information Technology	0.4	0.0

Materials	16.4	9.5

Telecom Services	4.2	11.9

Utilities	1.0	2.8

Cash	1.9	–

1MSCI Frontier Emerging Markets Index.

was signed in early September, but fighting continues in eastern Ukraine as we complete this report.

Ukraine’s US$178 billion3 economy has been hit hard by the conflict and fallen into a deep recession. The affected region accounts for 16% of GDP, 23% of industrial production, and 15% of retail trade in Ukraine.4 The IMF reduced its growth outlook for the country and now expects its GDP to contract by around 7% in 2014 versus the previous estimate of a 5% decline.5 In addition, Russia has cut off gas supplies to Ukraine due to a price dispute between Naftogaz (the Ukrainian state-owned gas company) and Gazprom (the Russian state-owned gas company). These developments have negatively affected consumer and business confidence. Ukraine’s balance of payments and the exchange rate have also weakened due to large foreign currency outflows, which threaten the stability of the banking sector.

As the crisis has unfolded, the Portfolio’s positioning in Ukraine has not changed. Our investment philosophy points us toward

3International Monetary Fund, World Economic Outlook Database, October 2014 (accessed October 7, 2014).

4International Monetary Fund, Ukraine, IMF Country Report No. 14/263 (Washington D.C.: IMF Publication Services, September 2014), 6

5Ian Talley, “Ukraine May Need More Funding if Fighting Persists, IMF Says,” The Wall Street Journal Frontiers Blog, (September 2, 2014).

19

Institutional Class HLFMX

Investor Class HLMOX

companies with competitive advantages, strong balance sheets, and experienced management, which should allow them to adapt their growth strategies to operate successfully if a crisis occurs—and thrive when it abates—at the expense of their peers. One of our Ukraine-based holdings is MHP, the country’s leading poultry producer. Commercial poultry production is one of the most concentrated sectors of the Ukraine’s economy, with MHP (which has about 50% share) and one other player controlling two-thirds of the domestic market. MHP’s key competitive advantage is that it has among the lowest poultry production costs worldwide, owing to its vertically integrated business model that allows the company to control expenses through the entire production process.6 Despite the conflict in Ukraine, MHP’s domestic sales grew at around 30% year-on-year in the first half of 2014 as consumers replaced their consumption of expensive beef with cheaper chicken. This growth in sales volume has allowed MHP to improve operating margins. The Eurasian Customs Union (Russia, Belarus, and Kazakhstan) imposed an import ban on chicken from Ukraine in February 2014 as Russia cut trade ties with the country. Yet MHP was able to redirect its exports to the Middle East, North Africa, and the European Union, and we believe its growth prospects remain strong, with increasing domestic demand and opportunities to export its products to new countries in the EMU. The company plans to expand its poultry production capacity to capture these growth opportunities.

Egypt

Finally set for recovery?

Abdul Fattah al-Sisi’s victory in the May 2014 presidential election marked a critical stage in Egypt’s painful transition to democracy since the onset of the Arab Spring in 2011. As a former head of the military that overthrew former President Mohamed Morsi in July 2013 after mass anti-Morsi protests, al-Sisi has enjoyed broad popular support, the full backing of the Egyptian military and judiciary, as well as strong support from Gulf States such as Saudi Arabia, Kuwait, and the UAE. While Egypt’s problems are not yet over, we are optimistic that al-Sisi’s strong mandate and the country’s increasing political stability will create a conducive environment for economic recovery.

We believe that banks are well positioned to benefit from the structural changes happening in the Egyptian economy.

Since assuming power, al-Sisi has embarked on a bold economic reform program to fix a number of problems, including wasteful energy subsidies, a galloping fiscal deficit, and the deteriorating infrastructure. The decision to drastically reduce energy subsidies, which previously accounted for approximately 20% of government expenditures, demonstrates his political will to push through tough and unpopular policies in order to put Egypt back on a sustainable fiscal path. The fuel and electricity subsidy cuts were implemented in a progressive manner by removing the subsidy completely for the richest quintile of the population and adopting a more gradual approach for the poor. He also announced blueprints for Egypt’s economic transformation, including plans to boost tourism (which is already recovering after several Western countries lifted travel

6MHP, “Our Strategy,” accessed July 2014. www.mhp.com.ua/en/about/strategy.

Ten Largest Holdings at October 31, 2014 Institutional and Investor Classes
Company	Country	Country	%

Universal Robina	Cons Staples	Philippines	4.3

Commercial Intl Bank	Financials	Egypt	3.5

Olympic Industries	Cons Staples	Bangladesh	3.4

Hoa Phat Group	Materials	Vietnam	3.3

Cementos Argos	Materials	Colombia	3.1

Halyk Savings Bank	Financials	Kazakhstan	3.1

Kolao Holdings	Cons Discretionary	South Korea	3.0

KIPCO	Financials	Kuwait	2.9

Natl Bank of Kuwait	Financials	Kuwait	2.7

Engro	Materials	Pakistan	2.7

bans), develop public-partnership programs for infrastructure investment, and expand the Suez Canal to enlarge Egypt’s role as a global trading and logistics hub. The private sector—both domestically and overseas—has already responded to these reforms and the improving operating environment, with industrial production and foreign direct investments both showing strong growth during the year.7 Moreover, HSBC’s headline Purchasing Managers Index (PMI), a leading indicator for economic recovery, showed a strong reading for Egypt in August and September.8

We believe that banks are well positioned to benefit from the structural changes happening in the Egyptian economy. Over the last three years, companies have postponed investment due to the political uncertainty, and the resultant pent-up demand for funding is estimated to be as high as US$36 billion.9 We have anecdotal evidence from our meetings with Egyptian companies that corporate borrowing began to pick up again in June. We believe Portfolio holding Commercial International Bank (COMI)—the leading private sector bank in Egypt—should disproportionately benefit from this rebound in economic activity because of its superior competitive positioning in its sector. COMI has a homegrown advantage as the only non-state-owned bank in Egypt without an international parent. This status allows COMI to grow its balance sheet at a faster rate than many of its competitors, whose parent companies have imposed growth restrictions on their Egyptian subsidiaries because Egypt’s junk sovereign credit rating means these subsidiaries weaken their companies’ regulatory capital ratios. COMI has been able to double its market share in the past 10 years. COMI is also financially strong, with best-in-class asset quality and capital adequacy ratios. The company’s talented management has successfully steered the bank through the difficult political and macroeconomic environment of the past three years, and now plans to use its balance sheet strength to grow its loan book at an annual rate above 25% over the next three years.

7Daily News Egypt, “FDI Increases in Q3” (August 26, 2013).

8HSBC Global Research, Flashnote: Egypt, (October 7, 2014).

9IHSBC Global Research, Company Report: Commercial International Bank (COMI EY), (August 20, 2014), p. 5.

Please read the separate disclosure page for important information, including the risks of investing in the Portfolio.

20

Commentary Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Bold type indicates companies held in the Portfolios during the fiscal year. Only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographical allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographical Weightings data is sourced from: Wilshire Atlas, Harding Loevner Portfolios, and MSCI Barra. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 43 developed and emerging markets countries and targets companies within a market capitalization range of USD 170–4,200 million in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index consists of 21 developed market countries. You cannot invest directly in this Index.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. With 2,162 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 23 emerging market countries. Net dividends reinvested.

The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI EMU Small Cap Index captures small cap representation across the 10 Developed Markets countries in the European Economic and Monetary Union (EMU). With 445 constituents, the index covers approximately 14% of the free float-adjusted market capitalization of the EMU.

The MSCI Europe ex-EMU Small Cap Index captures small cap representation across 5 Developed Market European countries other than those of the European Economic and Monetary Union.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 24 frontier markets and 4 emerging markets. Net dividends reinvested.

The MSCI Japan Small Cap Index is designed to measure the performance of the small cap segment of the Japanese market. With 857 constituents, the index represents approximately 14% of the free float-adjusted market capitalization of the Japan equity universe.

The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these Indices.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is a measure of a company’s operating cash flow.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Free Cash Flow is the measure of the financial performance calculated as operating cash flow minus capital expenditures.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Price/Earnings (P/E) is the ratio of a firm’s closing stock price and its trailing 12 months’ earnings/share.

Return on Equity (ROE) is the net income divided by total common equity outstanding, expressed as a percent.

Return on Invested Capital is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Revenue is the amount of money that a company actually receives during a specific period, including discounts and deductions for returned merchandise.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

Quasar Distributors, LLC, Distributor.

21

Annual Report

October 31, 2014

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

(877) 435-8105

www.hardingloevnerfunds.com

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

October 31, 2014 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2014.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

Portfolio	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2014 to October 31, 2014)
Global Equity Portfolio—Institutional Class
Actual	$1,000.00	$1,064.90	0.95%	$4.94
Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	0.95%	4.84
Global Equity Portfolio—Advisor Class
Actual	1,000.00	1,063.70	1.19%	6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	1.19%	6.06
International Equity Portfolio—Institutional Class
Actual	1,000.00	1,009.90	0.88%	4.46
Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	0.88%	4.48
International Equity Portfolio—Investor Class
Actual	1,000.00	1,008.30	1.16%	5.87
Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	1.16%	5.90
International Small Companies Portfolio—Institutional Class
Actual	1,000.00	951.90	1.30%	6.40
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	1.30%	6.61
International Small Companies Portfolio—Investor Class
Actual	1,000.00	950.40	1.55%	7.62
Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	1.55%	7.88
Institutional Emerging Markets Portfolio—Class I
Actual	1,000.00	1,027.10	1.30%	6.64
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	1.30%	6.61
Institutional Emerging Markets Portfolio—Class II
Actual	1,000.00	1,028.90	1.14%	5.83
Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	1.14%	5.80
Emerging Markets Portfolio—Advisor Class
Actual	1,000.00	1,028.50	1.46%	7.46
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	1.46%	7.43
Frontier Emerging Markets Portfolio—Institutional Class
Actual	1,000.00	993.70	1.79%	9.00
Hypothetical (5% annual return before expenses)	1,000.00	1,016.18	1.79%	9.10
Frontier Emerging Markets Portfolio—Investor Class
Actual	1,000.00	992.60	2.22%	11.15
Hypothetical (5% annual return before expenses)	1,000.00	1,014.01	2.22%	11.27

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2014

	Shares	Value
COMMON STOCKS - 96.9%

Australia - 0.8%

Cochlear Ltd. (Health Care Equipment & Services)†	103,516	$6,711,445

France - 5.0%

Air Liquide SA (Materials)†	85,393	10,315,278

Dassault Systemes SA (Software & Services)†	236,256	14,988,646

Essilor International SA (Health Care Equipment & Services)†	74,000	8,181,485

L’Oreal SA (Household & Personal Products)†	47,800	7,511,081

		40,996,490

Germany - 1.4%

Linde AG (Materials)†	40,470	7,464,344

SAP SE - Sponsored ADR (Software & Services)	62,412	4,252,130

		11,716,474

Hong Kong - 3.0%

AIA Group Ltd. (Insurance)†	3,080,000	17,184,805

Sands China Ltd. (Consumer Services)†	1,164,000	7,253,982

		24,438,787

India - 2.6%

HDFC Bank Ltd. - ADR (Banks)	193,000	10,118,990

ICICI Bank Ltd. - Sponsored ADR (Banks)	192,900	10,871,844

		20,990,834

Indonesia - 1.0%

Bank Central Asia Tbk PT (Banks)†	7,281,124	7,877,712

Japan - 9.0%

ABC-Mart Inc. (Retailing)†	220,300	12,773,469

FANUC Corp. (Capital Goods)†	69,400	12,193,255

Kakaku.com Inc. (Software & Services)†	319,188	4,371,462

Keyence Corp. (Technology Hardware & Equipment)†	27,796	13,440,262

M3 Inc. (Health Care Equipment & Services)†	428,000	7,213,635

MonotaRO Co., Ltd. (Capital Goods)†	147,200	3,988,592

Stanley Electric Co., Ltd. (Automobiles & Components)†	386,863	7,955,860

	Shares	Value
COMMON STOCKS - 96.9% (continued)

Japan - 9.0% (continued)

Unicharm Corp. (Household & Personal Products)†	472,200	$11,059,641

		72,996,176

Mexico - 1.4%

America Movil SAB de CV, Series L - ADR (Telecommunication Services)	470,800	11,492,228

Russia - 2.0%

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	140,800	9,445,788

Yandex NV, Class A (Software & Services)*	252,200	7,217,964

		16,663,752

South Africa - 1.2%

Sasol Ltd. (Energy)†	189,400	9,462,763

Spain - 1.5%

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	100,800	4,106,712

Inditex SA (Retailing)†	284,250	8,004,448

		12,111,160

Sweden - 1.0%

Elekta AB, Class B (Health Care Equipment & Services)†	787,718	8,048,464

Switzerland - 7.0%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	71,340	7,869,053

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	273,600	20,063,088

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	39,100	11,548,436

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	64,100	9,997,046

Swatch Group AG, Bearer (Consumer Durables & Apparel)†	15,950	7,561,707

		57,039,330

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 96.9% (continued)

Turkey - 1.9%

Turkiye Garanti Bankasi AS - ADR (Banks)	4,048,919	$15,588,338

United Kingdom - 3.9%

Aggreko plc (Commercial & Professional Services)†	139,900	3,411,360

ARM Holdings plc - Sponsored ADR (Semiconductors & Semiconductor Equipment)	243,680	10,407,573

Standard Chartered plc (Banks)†	449,100	6,759,916

WPP plc (Media)†	555,500	10,842,506

		31,421,355

United States - 54.2%

3M Co. (Capital Goods)	72,300	11,117,571

Abbott Laboratories (Health Care Equipment & Services)	198,900	8,670,051

AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	168,800	10,712,048

Allergan Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	96,000	18,245,760

American Express Co. (Diversified Financials)	107,500	9,669,625

BorgWarner Inc. (Automobiles & Components)	179,700	10,246,494

Bunge Ltd. (Food, Beverage & Tobacco)	103,900	9,210,735

Citrix Systems Inc. (Software & Services)*	159,400	10,238,262

Colgate-Palmolive Co. (Household & Personal Products)	205,000	13,710,400

DaVita HealthCare Partners Inc. (Health Care Equipment & Services)*	211,000	16,472,770

eBay Inc. (Software & Services)*	357,150	18,750,375

Emerson Electric Co. (Capital Goods)	171,724	11,000,639

Exxon Mobil Corp. (Energy)	131,300	12,698,023

F5 Networks Inc. (Technology Hardware & Equipment)*	93,550	11,504,779

First Republic Bank (Banks)	277,500	14,133,075

Google Inc., Class A (Software & Services)*	31,550	17,916,298

Informatica Corp. (Software & Services)*	217,600	7,759,616

IPG Photonics Corp. (Technology Hardware & Equipment)*	125,700	9,227,637

	Shares	Value
COMMON STOCKS - 96.9% (continued)

United States - 54.2% (continued)

JPMorgan Chase & Co. (Banks)	268,100	$16,214,688

Lazard Ltd., Class A (Diversified Financials)	221,000	10,875,410

MasterCard Inc., Class A (Software & Services)	212,700	17,813,625

Microsoft Corp. (Software & Services)	385,900	18,118,005

Monsanto Co. (Materials)	141,860	16,319,574

NIKE Inc., Class B (Consumer Durables & Apparel)	253,300	23,549,301

Praxair Inc. (Materials)	53,130	6,693,849

Procter & Gamble Co. (Household & Personal Products)	87,700	7,653,579

Ralph Lauren Corp. (Consumer Durables & Apparel)	39,500	6,511,180

Roper Industries Inc. (Capital Goods)	123,623	19,569,521

Schlumberger Ltd. (Energy)	220,950	21,798,927

Sigma-Aldrich Corp. (Materials)	59,875	8,137,611

SVB Financial Group (Banks)*	134,100	15,017,859

Trimble Navigation Ltd. (Technology Hardware & Equipment)*	272,410	7,316,933

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	75,100	8,321,080

Wells Fargo & Co. (Banks)	289,950	15,393,446

		440,588,746

Total Common Stocks (Cost $609,178,868)		$788,144,054

PREFERRED STOCKS - 0.5%

Spain - 0.5%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	120,000	4,246,800

Total Preferred Stocks (Cost $4,110,060)		$4,246,800

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
CASH EQUIVALENT - 3.7%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	29,584,782	$29,584,782

Total Cash Equivalent (Cost $29,584,782)		$29,584,782

Total Investments — 101.1%

(Cost $642,873,710)		$821,975,636

Liabilities Less Other Assets - (1.1)%		(8,571,966)

Net Assets — 100.0%		$813,403,670

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	2.3%

Banks	13.8

Capital Goods	7.1

Commercial & Professional Services	0.4

Consumer Durables & Apparel	4.6

Consumer Services	0.9

Diversified Financials	2.5

Energy	5.4

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	3.6

Health Care Equipment & Services	8.0

Household & Personal Products	4.9

Insurance	2.1

Materials	6.0

Media	1.3

Money Market Fund	3.7

Pharmaceuticals, Biotechnology & Life Sciences	8.0

Retailing	2.6

Semiconductors & Semiconductor Equipment	1.3

Software & Services	14.9

Technology Hardware & Equipment	5.1

Telecommunication Services	1.4

Total Investments	101.1
Liabilities Less Other Assets	(1.1)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2014

	Shares	Value
COMMON STOCKS - 93.7%

Australia - 1.9%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,131,700	$80,123,004

Belgium - 2.3%

Anheuser-Busch InBev NV - Sponsored ADR (Food, Beverage & Tobacco)	873,400	96,929,932

Canada - 4.6%

Canadian National Railway Co. (Transportation)	1,433,900	101,204,662

Imperial Oil Ltd. (Energy)	1,951,600	93,442,608

		194,647,270

China - 2.0%

Baidu Inc. - Sponsored ADR (Software & Services)*	222,400	53,102,448

ENN Energy Holdings Ltd. (Utilities)†	4,931,300	31,966,850

		85,069,298

Denmark - 2.0%

Novo Nordisk A/S (Pharmaceuticals, Biotechnology & Life Sciences)†	1,848,300	83,534,304

France - 11.9%

Air Liquide SA (Materials)†	990,780	119,683,941

Dassault Systemes SA (Software & Services)†	2,506,757	159,034,659

L’Oreal SA (Household & Personal Products)†	598,000	93,967,083

LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)†	255,200	43,391,418

Schneider Electric SE (Capital Goods)†	1,175,300	93,040,998

		509,118,099

Germany - 10.4%

Allianz SE, Reg S (Insurance)†	731,600	116,214,659

Bayerische Motoren Werke AG (Automobiles & Components)†	855,500	91,530,464

Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)†	807,900	59,264,824

Fuchs Petrolub SE (Materials)†	286,774	10,514,446

Linde AG (Materials)†	237,010	43,714,458

SAP SE - Sponsored ADR (Software & Services)	1,136,380	77,421,569

	Shares	Value
COMMON STOCKS - 93.7% (continued)

Germany - 10.4% (continued)

Symrise AG (Materials)†	832,300	$46,827,507

		445,487,927

Hong Kong - 6.8%

AIA Group Ltd. (Insurance)†	26,608,800	148,463,328

Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)†	2,760,100	61,114,436

Sands China Ltd. (Consumer Services)†	10,530,000	65,622,364

Xinyi Glass Holdings Ltd. (Automobiles & Components)†	23,770,000	14,031,897

		289,232,025

India - 3.1%

ICICI Bank Ltd. - Sponsored ADR (Banks)	2,333,400	131,510,424

Japan - 14.6%

FANUC Corp. (Capital Goods)†	602,400	105,838,855

JGC Corp. (Capital Goods)†	2,714,000	71,385,378

Keyence Corp. (Technology Hardware & Equipment)†	169,081	81,756,115

M3 Inc. (Health Care Equipment & Services)†	2,475,100	41,716,048

MISUMI Group Inc. (Capital Goods)†	1,592,300	50,913,591

Mitsubishi Estate Co., Ltd. (Real Estate)†	2,068,000	53,105,672

MonotaRO Co., Ltd. (Capital Goods)†	810,000	21,948,093

Sysmex Corp. (Health Care Equipment & Services)†	1,888,900	83,086,636

Unicharm Corp. (Household & Personal Products)†	4,730,900	110,804,865

		620,555,253

Poland - 1.0%

Bank Pekao SA - GDR, Reg S (Banks)#†	837,300	43,762,322

Singapore - 1.3%

DBS Group Holdings Ltd. (Banks)†	3,843,083	55,535,155

South Africa - 2.9%

MTN Group Ltd. (Telecommunication Services)†	3,740,700	82,805,014

Sasol Ltd. (Energy)†	837,800	41,857,986

		124,663,000

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 93.7% (continued)

South Korea - 1.0%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	73,400	$42,246,867

Spain - 1.6%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	6,226,700	69,622,045

Sweden - 1.6%

Atlas Copco AB, Class A (Capital Goods)†	2,307,800	66,679,911

Switzerland - 9.2%

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	2,213,300	162,301,289

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	449,100	132,644,570

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	354,300	55,256,681

Swatch Group AG, Bearer (Consumer Durables & Apparel)†	91,900	43,568,708

		393,771,248

Taiwan - 1.5%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	11,038,125	47,645,296

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	699,700	15,407,394

		63,052,690

Turkey - 1.4%

Turkiye Garanti Bankasi AS - ADR (Banks)	15,918,200	61,285,070

United Kingdom - 8.3%

ARM Holdings plc (Semiconductors & Semiconductor Equipment)†	5,085,400	72,004,760

BG Group plc (Energy)†	4,364,900	72,743,367

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	636,600	42,379,440

Unilever plc (Food, Beverage & Tobacco)†	1,100,800	44,297,947

	Shares	Value
COMMON STOCKS - 93.7% (continued)

United Kingdom - 8.3% (continued)

WPP plc (Media)†	6,304,700	$123,058,052

		354,483,566

United States - 4.3%

Bunge Ltd. (Food, Beverage & Tobacco)	952,760	84,462,174

Schlumberger Ltd. (Energy)	1,001,100	98,768,526

		183,230,700

Total Common Stocks (Cost $3,180,080,170)		$3,994,540,110

PREFERRED STOCKS - 3.8%

Brazil - 2.0%

Itau Unibanco Holding SA - Sponsored ADR (Banks)	5,752,177	84,902,133

Germany - 0.7%

Fuchs Petrolub SE (Materials)†	753,000	29,236,683

South Korea - 1.1%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	108,500	49,638,543

Total Preferred Stocks (Cost $147,997,283)		$163,777,359

CASH EQUIVALENT - 2.3%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	96,261,218	96,261,218

Total Cash Equivalent (Cost $96,261,218)		$96,261,218

Total Investments — 99.8%

(Cost $3,424,338,671)		$4,254,578,687

Other Assets Less Liabilities - 0.2%		7,940,955

Net Assets— 100.0%		$4,262,519,642

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2014 (continued)

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	2.5%

Banks	10.5

Capital Goods	9.6

Consumer Durables & Apparel	2.0

Consumer Services	1.5

Diversified Financials	1.4

Energy	7.2

Food, Beverage & Tobacco	9.1

Health Care Equipment & Services	5.6

Household & Personal Products	4.8

Insurance	6.2

Materials	5.9

Media	2.9

Money Market Fund	2.3

Pharmaceuticals, Biotechnology & Life Sciences	7.9

Real Estate	1.2

Semiconductors & Semiconductor Equipment	3.2

Software & Services	6.8

Technology Hardware & Equipment	4.1

Telecommunication Services	1.9

Transportation	2.4

Utilities	0.8

Total Investments	99.8
Other Assets Less Liabilities	0.2
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2014

	Shares	Value
COMMON STOCKS - 95.2%

Australia - 4.7%

Cardno Ltd. (Capital Goods)†	154,680	$758,993

iiNET Ltd. (Telecommunication Services)†	161,840	1,144,491

Imdex Ltd. (Materials)†	904,800	478,026

SAI Global Ltd. (Commercial & Professional Services)†	230,605	825,989

TPG Telecom Ltd. (Telecommunication Services)†	174,871	1,122,984

		4,330,483

Austria - 1.5%

Semperit AG Holding (Capital Goods)†	27,800	1,379,190

Brazil - 3.9%

CETIP SA - Mercados Organizados (Diversified Financials)	103,397	1,310,249

Mills Estruturas e Servicos de Engenharia SA (Capital Goods)	84,000	547,480

SLC Agricola SA (Food, Beverage & Tobacco)	89,500	610,055

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial & Professional Services)	66,800	1,072,401

		3,540,185

Canada - 0.9%

Laurentian Bank of Canada (Banks)	18,885	830,769

China - 3.3%

Haitian International Holdings Ltd. (Capital Goods)†	187,000	401,387

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	94,000	324,231

Wasion Group Holdings Ltd. (Technology Hardware & Equipment)†	1,600,000	1,668,035

Yip’s Chemical Holdings Ltd. (Materials)†	978,000	658,488

		3,052,141

Denmark - 0.5%

Chr Hansen Holding A/S (Materials)†	11,750	473,084

	Shares	Value
COMMON STOCKS - 95.2% (continued)

Finland - 1.2%

Vacon oyj (Capital Goods)†	14,654	$621,060

Vaisala oyj, Class A (Technology Hardware & Equipment)†	17,780	501,202

		1,122,262

France - 5.1%

Alten SA (Software & Services)†	19,450	832,993

Ingenico (Technology Hardware & Equipment)†	7,220	719,905

IPSOS (Media)†	43,800	1,136,612

Rubis SCA (Utilities)†	24,096	1,418,392

Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)†	2,300	514,041

		4,621,943

Germany - 9.7%

Bechtle AG (Software & Services)†	25,000	1,944,013

Bertrandt AG (Commercial & Professional Services)†	4,320	564,574

Carl Zeiss Meditec AG, Bearer (Health Care Equipment & Services)†	32,830	883,625

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	18,350	1,021,045

Gerry Weber International AG (Consumer Durables & Apparel)†	25,540	1,026,415

KWS Saat AG (Food, Beverage & Tobacco)†	3,020	985,092

Leoni AG (Automobiles & Components)†	15,900	910,265

Pfeiffer Vacuum Technology AG (Capital Goods)†	10,000	777,607

Wirecard AG (Software & Services)†	20,950	749,405

		8,862,041

Hong Kong - 2.0%

Pico Far East Holdings Ltd. (Media)†	2,807,000	694,739

Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)†	788,900	1,086,538

		1,781,277

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 95.2% (continued)

Indonesia - 2.9%

AKR Corporindo Tbk PT (Capital Goods)†	2,378,500	$974,022

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	1,254,000	925,003

Wijaya Karya Persero Tbk PT (Capital Goods)†	3,180,000	753,241

		2,652,266

Italy - 2.2%

Danieli & C Officine Meccaniche SpA (Capital Goods)†	30,720	554,148

DiaSorin SpA (Health Care Equipment & Services)†	16,700	645,275

Yoox SpA (Retailing)*†	44,900	829,583

		2,029,006

Japan - 16.3%

ABC-Mart Inc. (Retailing)†	15,300	887,127

Arcs Co., Ltd. (Food & Staples Retailing)†	14,000	313,554

Asahi Diamond Industrial Co., Ltd. (Capital Goods)†	27,200	333,609

Asics Corp. (Consumer Durables & Apparel)†	30,200	696,592

BML Inc. (Health Care Equipment & Services)†	36,300	1,117,285

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	6,900	997,995

Hiday Hidaka Corp. (Consumer Services)†	66,400	1,933,976

Lintec Corp. (Materials)†	24,100	510,850

M3 Inc. (Health Care Equipment & Services)†	49,300	830,916

Message Co., Ltd. (Health Care Equipment & Services)†	33,100	1,037,364

MISUMI Group Inc. (Capital Goods)†	50,700	1,621,126

MonotaRO Co., Ltd. (Capital Goods)†	44,700	1,211,210

Nakanishi Inc. (Health Care Equipment & Services)†	31,600	1,077,261

Pigeon Corp. (Household & Personal Products)†	18,500	1,162,166

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	23,000	336,192

Stanley Electric Co., Ltd. (Automobiles & Components)†	41,700	857,563

		14,924,786

	Shares	Value
COMMON STOCKS - 95.2% (continued)

Kenya - 3.1%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	320,200	$1,003,360

Equity Bank Ltd. (Banks)†	3,198,400	1,806,619

		2,809,979

Malaysia - 2.3%

Coastal Contracts Bhd. (Capital Goods)†	1,274,366	1,550,227

Dialog Group Bhd. (Capital Goods)†	1,174,140	578,478

		2,128,705

Mexico - 0.4%

Grupo Herdez SAB de CV (Food, Beverage & Tobacco)	142,500	363,175

Netherlands - 2.5%

Arcadis NV (Capital Goods)†	30,844	949,498

ASM International NV (Semiconductors & Semiconductor Equipment)†	11,480	459,722

Brunel International NV (Commercial & Professional Services)†	37,600	845,016

		2,254,236

Singapore - 2.5%

Ezion Holdings Ltd. (Energy)†	1,080,080	1,287,451

Super Group Ltd. (Food, Beverage & Tobacco)†	1,106,000	1,023,257

		2,310,708

South Africa - 2.0%

Clicks Group Ltd. (Food & Staples Retailing)†	145,300	989,553

Discovery Ltd. (Insurance)†	95,900	872,968

		1,862,521

South Korea - 3.1%

Binggrae Co., Ltd. (Food, Beverage & Tobacco)†	7,300	564,941

Cheil Worldwide Inc. (Media)*†	63,550	991,811

Halla Visteon Climate Control Corp. (Automobiles & Components)†	27,770	1,241,645

		2,798,397

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 95.2% (continued)

Spain - 0.9%

Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)†	2,500	$832,356

Sweden - 1.9%

Industrial & Financial Systems, Class B (Software & Services)†	55,470	1,727,763

Switzerland - 1.5%

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	930	697,645

Temenos Group AG, Reg S (Software & Services)*†	20,340	709,446

		1,407,091

Taiwan - 2.9%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	178,383	1,244,484

Airtac International Group (Capital Goods)†	45,000	335,594

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	314,700	581,327

Youngtek Electronics Corp. (Semiconductors & Semiconductor Equipment)†	254,540	488,792

		2,650,197

Turkey - 1.8%

Anadolu Hayat Emeklilik AS (Insurance)†	755,371	1,683,127

United Kingdom - 14.5%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	88,137	564,064

Bank of Georgia Holdings plc (Banks)†	38,900	1,594,651

Britvic plc (Food, Beverage & Tobacco)†	83,951	915,549

Grafton Group plc (Capital Goods)†	171,830	1,751,064

Jardine Lloyd Thompson Group plc (Insurance)†	38,508	587,192

Morgan Advanced Materials plc (Capital Goods)†	173,400	784,130

PayPoint plc (Commercial & Professional Services)†	65,710	906,379

Rathbone Brothers plc (Diversified Financials)†	47,270	1,463,417

	Shares	Value
COMMON STOCKS - 95.2% (continued)

United Kingdom - 14.5% (continued)

RPC Group plc (Materials)†	158,130	$1,379,722

RPS Group plc (Commercial & Professional Services)†	388,160	1,458,263

Synergy Health plc (Health Care Equipment & Services)†	61,300	1,831,120

		13,235,551

United States - 1.6%

First Cash Financial Services Inc. (Diversified Financials)*	8,800	519,904

PriceSmart Inc. (Food & Staples Retailing)	10,800	961,524

		1,481,428

Total Common Stocks (Cost $72,630,438)		$87,144,667

PARTICIPATION NOTES - 1.4%

India - 1.4%

Max India Ltd., Issued by HSBC Bank plc, Maturity date 08/18/17 (Insurance)^†	220,000	1,271,987

Total Participation Notes (Cost $1,176,589)		$1,271,987

CASH EQUIVALENT - 4.0%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	3,674,814	3,674,814

Total Cash Equivalent (Cost $3,674,814)		$3,674,814

Total Investments — 100.6%

(Cost $77,481,841)		$92,091,468

Liabilities Less Other Assets - (0.6)%		(551,750)

Net Assets — 100.0%		$91,539,718

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.4% of net assets as of October 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2014 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	3.3%

Banks	4.6

Capital Goods	18.3

Commercial & Professional Services	6.2

Consumer Durables & Apparel	2.2

Consumer Services	2.1

Diversified Financials	3.6

Energy	1.4

Food & Staples Retailing	3.6

Food, Beverage & Tobacco	7.1

Health Care Equipment & Services	8.1

Household & Personal Products	1.3

Insurance	4.8

Materials	3.8

Media	3.1

Money Market Fund	4.0

Pharmaceuticals, Biotechnology & Life Sciences	2.7

Retailing	1.9

Semiconductors & Semiconductor Equipment	1.7

Software & Services	6.5

Technology Hardware & Equipment	5.3

Telecommunication Services	3.5

Utilities	1.5

Total Investments	100.6
Liabilities Less Other Assets	(0.6)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014

	Shares	Value
COMMON STOCKS - 87.2%

Brazil - 4.2%

AMBEV SA - ADR (Food, Beverage & Tobacco)	3,474,600	$23,210,328

BM&FBovespa SA (Diversified Financials)	4,170,000	18,343,355

Cielo SA (Software & Services)	1,103,700	18,124,038

Vale SA - Sponsored ADR (Materials)	1,147,900	11,582,311

		71,260,032

Chile - 0.9%

Banco Santander Chile - ADR (Banks)	757,900	16,059,901

China - 10.4%

51job Inc. - ADR (Commercial & Professional Services)*	574,100	17,624,870

Anhui Conch Cement Co., Ltd., Class H (Materials)†	4,425,400	14,482,157

Baidu Inc. - Sponsored ADR (Software & Services)*	114,800	27,410,796

China Merchants Holdings International Co., Ltd. (Transportation)†	4,706,305	14,858,705

CNOOC Ltd. - ADR (Energy)	134,100	20,969,217

CSR Corp., Ltd., Class H (Capital Goods)†	17,064,982	17,737,769

Ctrip.com International Ltd. - ADR (Retailing)*	156,200	9,106,460

ENN Energy Holdings Ltd. (Utilities)†	1,918,100	12,433,966

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	7,503,000	8,374,601

Tencent Holdings Ltd. (Software & Services)†	1,127,900	17,957,401

Want Want China Holdings Ltd. (Food, Beverage & Tobacco)†	12,906,000	17,834,679

		178,790,621

Czech Republic - 1.2%

Komercni Banka A/S (Banks)†	93,800	20,102,495

Hong Kong - 5.2%

AIA Group Ltd. (Insurance)†	7,217,000	40,267,124

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,042,300	11,456,037

Sands China Ltd. (Consumer Services)†	3,797,037	23,662,920

	Shares	Value
COMMON STOCKS - 87.2% (continued)

Hong Kong - 5.2% (continued)

Xinyi Glass Holdings Ltd. (Automobiles & Components)†	24,001,000	$14,168,260

		89,554,341

Hungary - 0.7%

Richter Gedeon Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)†	829,700	12,662,544

India - 11.0%

Ambuja Cements Ltd. (Materials)†	5,963,300	22,220,385

Axis Bank Ltd. (Banks)†	5,116,100	36,671,668

Bharti Airtel Ltd. (Telecommunication Services)†	3,731,000	24,236,220

Dabur India Ltd. (Household & Personal Products)†	5,763,800	21,360,564

Housing Development Finance Corp. (Banks)†	1,275,200	22,994,551

Maruti Suzuki India Ltd. (Automobiles & Components)†	591,000	32,287,531

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,067,900	28,467,630

		188,238,549

Indonesia - 3.5%

Astra International Tbk PT (Automobiles & Components)†	26,605,800	15,101,059

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	27,946,500	25,686,381

Semen Indonesia Persero Tbk PT (Materials)†	13,874,000	18,478,198

		59,265,638

Italy - 1.0%

Tenaris SA - ADR (Energy)	447,100	17,723,044

Malaysia - 1.2%

Axiata Group Bhd. (Telecommunication Services)†	9,844,300	21,157,318

Mexico - 3.7%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	257,300	24,762,552

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	147,900	19,919,172

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 87.2% (continued)

Mexico - 3.7% (continued)

Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,791,300	$17,907,020

		62,588,744

Netherlands - 0.5%

Nostrum Oil & Gas plc (Energy)*†	773,450	8,316,249

Nigeria - 1.2%

Zenith Bank plc (Banks)	166,500,800	21,308,886

Pakistan - 0.5%

Engro Corp., Ltd. (Materials)†	5,458,500	8,884,666

Panama - 0.6%

Copa Holdings SA, Class A (Transportation)	89,300	10,440,956

Peru - 1.6%

Credicorp Ltd. (Banks)	166,100	26,742,100

Poland - 1.4%

Bank Pekao SA (Banks)†	455,800	23,848,427

Russia - 5.2%

Lukoil OAO - Sponsored ADR (Energy)	455,500	22,342,275

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	382,200	25,640,485

Moscow Exchange MICEX-RTS OAO (Diversified Financials)#†	8,390,670	11,314,818

Novolipetsk Steel OJSC - Sponsored GDR, Reg S (Materials)†	674,300	8,641,432

Sberbank of Russia (Banks)#†	740,100	1,311,753

Sberbank of Russia - Sponsored ADR (Banks)†	2,693,800	20,489,902

		89,740,665

South Africa - 7.8%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,085,200	38,740,919

Discovery Ltd. (Insurance)†	2,566,700	23,364,420

Naspers Ltd., Class N (Media)†	189,100	23,504,972

Sasol Ltd. (Energy)†	361,700	18,071,179

Standard Bank Group Ltd. (Banks)†	1,244,300	15,665,759

	Shares	Value
COMMON STOCKS - 87.2% (continued)

South Africa - 7.8% (continued)

Tiger Brands Ltd. (Food, Beverage & Tobacco)†	474,100	$14,248,681

		133,595,930

South Korea - 5.8%

Hankook Tire Co., Ltd. (Automobiles & Components)†	539,232	27,761,099

NAVER Corp. (Software & Services)†	13,400	9,415,171

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	72,000	41,441,069

Samsung Fire & Marine Insurance Co., Ltd. (Insurance)†	74,100	19,968,550

		98,585,889

Taiwan - 8.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	2,170,289	15,140,968

Delta Electronics Inc. (Technology Hardware & Equipment)†	2,333,189	14,288,504

Hiwin Technologies Corp. (Capital Goods)†	1,342,182	10,628,943

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	8,884,787	28,117,912

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	1,585,000	23,190,008

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	13,004,277	56,132,054

		147,498,389

Thailand - 1.7%

Siam Commercial Bank pcl (Banks)	5,278,670	28,767,698

Turkey - 2.8%

Arcelik A/S (Consumer Durables & Apparel)†	4,222,300	25,883,110

Turkiye Garanti Bankasi AS (Banks)†	5,862,000	22,885,468

		48,768,578

Ukraine - 0.3%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	459,000	4,866,811

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 87.2% (continued)

United Arab Emirates - 0.7%

Dragon Oil plc (Energy)†	1,438,900	$12,378,085

United Kingdom - 5.5%

Bank of Georgia Holdings plc (Banks)†	399,300	16,368,744

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	709,100	15,427,511

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	910,900	27,650,864

SABMiller plc (Food, Beverage & Tobacco)†	616,700	34,721,410

		94,168,529

Total Common Stocks (Cost $1,330,417,316)		$1,495,315,085

PREFERRED STOCKS - 5.1%

Brazil - 3.6%

Banco Bradesco SA - ADR (Banks)	2,178,400	32,632,432

Cia Brasileira de Distribuicao Grupo Pao de Acucar - Sponsored ADR (Food & Staples Retailing)	646,100	27,006,980

Vale SA - Sponsored ADR (Materials)	308,600	2,703,336

		62,342,748

Colombia - 0.8%

Bancolombia SA - Sponsored ADR (Banks)	234,000	13,237,380

South Korea - 0.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	24,900	11,391,703

Total Preferred Stocks (Cost $88,792,053)		$86,971,831

PARTICIPATION NOTES - 4.4%

Qatar - 1.3%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	389,100	22,897,977

	Shares	Value
PARTICIPATION NOTES - 4.4% (continued)

Saudi Arabia - 3.1%

Etihad Etisalat Co., Issued by HSBC Bank plc, Maturity Date 12/5/14 (Telecommunication Services)^†	1,246,800	$26,569,377

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 5/4/15 (Retailing)^†	530,200	26,732,227

		53,301,604

Total Participation Notes (Cost $66,712,571)		$76,199,581

CASH EQUIVALENT - 2.6%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	45,012,326	45,012,326

Total Cash Equivalent (Cost $45,012,326)		$45,012,326

Total Investments — 99.3%

(Cost $1,530,934,266)		$1,703,498,823

Other Assets Less Liabilities - 0.7%		12,171,881

Net Assets — 100.0%		$1,715,670,704

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.4% of net assets as of October 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	5.2%

Banks	22.5

Capital Goods	1.7

Commercial & Professional Services	1.0

Consumer Durables & Apparel	1.5

Consumer Services	1.4

Diversified Financials	1.7

Energy	5.8

Food & Staples Retailing	3.1

Food, Beverage & Tobacco	7.9

Household & Personal Products	1.2

Insurance	4.9

Materials	5.1

Media	1.4

Money Market Fund	2.6

Pharmaceuticals, Biotechnology & Life Sciences	6.3

Retailing	2.1

Semiconductors & Semiconductor Equipment	5.3

Software & Services	4.2

Technology Hardware & Equipment	6.4

Telecommunication Services	4.2

Transportation	3.1

Utilities	0.7

Total Investments	99.3
Other Assets Less Liabilities	0.7
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014

	Shares	Value
COMMON STOCKS - 87.4%

Brazil - 4.2%

AMBEV SA - ADR (Food, Beverage & Tobacco)	5,208,100	$34,790,108

BM&FBovespa SA (Diversified Financials)	6,119,800	26,920,304

Cielo SA (Software & Services)	1,654,500	27,168,814

Vale SA - Sponsored ADR (Materials)	1,783,400	17,994,506

		106,873,732

Chile - 0.9%

Banco Santander Chile - ADR (Banks)	1,120,700	23,747,633

China - 10.4%

51job Inc. - ADR (Commercial & Professional Services)*	846,042	25,973,490

Anhui Conch Cement Co., Ltd., Class H (Materials)†	6,547,000	21,425,110

Baidu Inc. - Sponsored ADR (Software & Services)*	169,900	40,567,023

China Merchants Holdings International Co., Ltd. (Transportation)†	7,083,289	22,363,298

CNOOC Ltd. - ADR (Energy)	199,400	31,180,178

CSR Corp., Ltd., Class H (Capital Goods)†	25,201,303	26,194,865

Ctrip.com International Ltd. - ADR (Retailing)*	232,800	13,572,240

ENN Energy Holdings Ltd. (Utilities)†	2,864,700	18,570,242

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	11,227,000	12,531,206

Tencent Holdings Ltd. (Software & Services)†	1,674,600	26,661,463

Want Want China Holdings Ltd. (Food, Beverage & Tobacco)†	18,941,000	26,174,388

		265,213,503

Czech Republic - 1.2%

Komercni Banka A/S (Banks)†	140,500	30,110,880

Hong Kong - 5.2%

AIA Group Ltd. (Insurance)†	10,694,200	59,668,099

ASM Pacific Technology Ltd. (Semiconductors &

Semiconductor Equipment)†	1,558,200	17,126,352

Sands China Ltd. (Consumer Services)†	5,692,000	35,472,222

Xinyi Glass Holdings Ltd. (Automobiles & Components)†	35,228,000	20,795,779

		133,062,452

	Shares	Value
COMMON STOCKS - 87.4% (continued)

Hungary - 0.7%

Richter Gedeon Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)†	1,222,600	$18,658,824

India - 11.0%

Ambuja Cements Ltd. (Materials)†	8,871,800	33,058,006

Axis Bank Ltd. (Banks)†	7,581,100	54,340,529

Bharti Airtel Ltd. (Telecommunication Services)†	5,570,800	36,187,385

Dabur India Ltd. (Household & Personal Products)†	8,640,504	32,021,590

Housing Development Finance Corp. (Banks)†	1,877,200	33,849,884

Maruti Suzuki India Ltd. (Automobiles & Components)†	875,700	47,841,271

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,076,400	42,351,088

		279,649,753

Indonesia - 3.5%

Astra International Tbk PT (Automobiles & Components)†	39,048,500	22,163,351

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	41,742,000	38,366,197

Semen Indonesia Persero Tbk PT (Materials)†	20,598,600	27,434,410

		87,963,958

Italy - 1.0%

Tenaris SA - ADR (Energy)	670,200	26,566,728

Malaysia - 1.2%

Axiata Group Bhd. (Telecommunication Services)†	14,645,700	31,476,462

Mexico - 3.7%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	382,800	36,840,672

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	219,998	29,629,331

Grupo Financiero Banorte SAB de CV, Series O (Banks)	4,152,740	26,641,062

		93,111,065

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 87.4% (continued)

Netherlands - 0.5%

Nostrum Oil & Gas plc (Energy)*†	1,152,900	$12,396,152

Nigeria - 1.3%

Zenith Bank plc (Banks)	249,597,620	31,943,674

Pakistan - 0.5%

Engro Corp., Ltd. (Materials)†	8,247,600	13,424,415

Panama - 0.6%

Copa Holdings SA, Class A (Transportation)	133,000	15,550,360

Peru - 1.6%

Credicorp Ltd. (Banks)	248,100	39,944,100

Poland - 1.4%

Bank Pekao SA (Banks)†	678,161	35,482,828

Russia - 5.3%

Lukoil OAO - Sponsored ADR (Energy)	677,594	33,235,986

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	573,000	38,440,601

Moscow Exchange MICEX-RTS OAO (Diversified Financials)#†	12,315,430	16,607,357

Novolipetsk Steel OJSC - Sponsored GDR, Reg S (Materials)†	1,004,900	12,878,207

Sberbank of Russia - Sponsored ADR (Banks)†	4,287,300	32,610,571

		133,772,722

South Africa - 7.8%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,614,500	57,636,578

Discovery Ltd. (Insurance)†	3,833,900	34,899,618

Naspers Ltd., Class N (Media)†	283,500	35,238,814

Sasol Ltd. (Energy)†	538,100	26,884,438

Standard Bank Group Ltd. (Banks)†	1,833,500	23,083,797

Tiger Brands Ltd. (Food, Beverage & Tobacco)†	695,800	20,911,690

		198,654,935

	Shares	Value
COMMON STOCKS - 87.4% (continued)

South Korea - 5.7%

Hankook Tire Co., Ltd. (Automobiles & Components)†	805,038	$41,445,499

NAVER Corp. (Software & Services)†	19,600	13,771,445

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	106,700	61,413,362

Samsung Fire & Marine Insurance Co., Ltd. (Insurance)†	110,700	29,831,559

		146,461,865

Taiwan - 8.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,230,439	22,537,078

Delta Electronics Inc. (Technology Hardware & Equipment)†	3,472,751	21,267,208

Hiwin Technologies Corp. (Capital Goods)†	1,974,239	15,634,298

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	13,317,802	42,147,187

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	2,375,000	34,748,435

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	19,350,637	83,525,675

		219,859,881

Thailand - 1.7%

Siam Commercial Bank pcl (Banks)	7,853,200	42,798,373

Turkey - 2.9%

Arcelik A/S (Consumer Durables & Apparel)†	6,329,412	38,799,912

Turkiye Garanti Bankasi AS (Banks)†	8,694,500	33,943,654

		72,743,566

Ukraine - 0.3%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	673,800	7,144,351

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 87.4% (continued)

United Arab Emirates - 0.7%

Dragon Oil plc (Energy)†	2,144,700	$18,449,704

United Kingdom - 5.5%

Bank of Georgia Holdings plc (Banks)†	598,554	24,536,883

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	1,040,600	22,639,780

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,360,653	41,303,360

SABMiller plc (Food, Beverage & Tobacco)†	924,400	52,045,520

		140,525,543

Total Common Stocks (Cost $1,718,914,039)		$2,225,587,459

PREFERRED STOCKS - 5.1%

Brazil - 3.6%

Banco Bradesco SA - ADR (Banks)	3,240,900	48,548,682

Cia Brasileira de Distribuicao Grupo Pao de Acucar - Sponsored ADR (Food & Staples Retailing)	961,300	40,182,340

Vale SA - Sponsored ADR (Materials)	375,800	3,292,008

		92,023,030

Colombia - 0.8%

Bancolombia SA - Sponsored ADR (Banks)	346,000	19,573,220

South Korea - 0.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	36,700	16,790,180

Total Preferred Stocks (Cost $107,708,981)		$128,386,430

PARTICIPATION NOTES - 4.5%

Qatar - 1.4%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	581,200	34,202,787

	Shares	Value
PARTICIPATION NOTES - 4.5% (continued)

Saudi Arabia - 3.1%

Etihad Etisalat Co., Issued by HSBC Bank plc, Maturity Date 12/5/14 (Telecommunication Services)^†	1,854,900	$39,528,021

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 5/4/15 (Retailing)^†	785,550	39,606,754

		79,134,775

Total Participation Notes (Cost $92,260,553)		$113,337,562

CASH EQUIVALENT - 2.7%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	69,360,416	69,360,416

Total Cash Equivalent (Cost $69,360,416)		$69,360,416

Total Investments — 99.7%

(Cost $1,988,243,989)		$2,536,671,867

Other Assets Less Liabilities - 0.3%		8,845,194

Net Assets — 100.0%		$2,545,517,061

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.5% of net assets as of October 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	5.2%

Banks	22.5

Capital Goods	1.6

Commercial & Professional Services	1.0

Consumer Durables & Apparel	1.5

Consumer Services	1.4

Diversified Financials	1.7

Energy	5.8

Food & Staples Retailing	3.1

Food, Beverage & Tobacco	7.9

Household & Personal Products	1.3

Insurance	4.9

Materials	5.1

Media	1.4

Money Market Fund	2.7

Pharmaceuticals, Biotechnology & Life Sciences	6.3

Retailing	2.1

Semiconductors & Semiconductor Equipment	5.3

Software & Services	4.3

Technology Hardware & Equipment	6.5

Telecommunication Services	4.2

Transportation	3.2

Utilities	0.7

Total Investments	99.7
Other Assets Less Liabilities	0.3
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014

	Shares	Value
COMMON STOCKS - 87.1%

Bangladesh - 6.8%

GrameenPhone Ltd. (Telecommunication Services)†	375,000	$1,834,145

Lafarge Surma Cement Ltd. (Materials)†	1,700,000	2,925,080

Olympic Industries Ltd. (Food, Beverage & Tobacco)†	5,599,750	18,990,536

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,900,009	14,127,637

		37,877,398

Canada - 0.2%

Katanga Mining Ltd. (Materials)*	3,000,000	1,038,108

Colombia - 7.1%

Cementos Argos SA - Sponsored ADR (Materials)#†	665,000	16,968,406

Cemex Latam Holdings SA (Materials)*	1,325,000	11,823,572

Ecopetrol SA - Sponsored ADR (Energy)	135,000	3,618,000

Grupo de Inversiones Suramericana SA - Sponsored ADR (Diversified Financials)#†	53,000	2,203,973

Grupo Odinsa SA (Capital Goods)†	664,449	2,425,279

Interconexion Electrica SA ESP - ADR (Utilities)#†	23,500	2,512,759

		39,551,989

Croatia - 0.4%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	11,250	2,468,570

Egypt - 5.0%

Commercial International Bank Egypt SAE (Banks)	2,875,000	19,413,151

Global Telecom Holding SAE - GDR (Telecommunication Services)*†	875,000	2,629,987

Oriental Weavers (Consumer Durables & Apparel)†	815,000	5,709,569

		27,752,707

Estonia - 0.5%

Olympic Entertainment Group AS (Consumer Services)	1,100,000	2,522,591

Tallink Group AS (Transportation)	587,234	477,594

		3,000,185

	Shares	Value
COMMON STOCKS - 87.1% (continued)

Ghana - 1.0%

Ghana Commercial Bank Ltd. (Banks)	3,276,549	$5,374,556

Kazakhstan - 3.1%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,725,000	16,946,502

Kenya - 7.1%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	1,775,000	5,562,038

Equity Bank Ltd. (Banks)†	19,750,000	11,155,804

Kenya Commercial Bank Ltd. (Banks)†	18,000,000	10,967,076

Nation Media Group Ltd. (Media)†	240,040	799,540

Safaricom Ltd. (Telecommunication Services)†	80,000,000	10,879,825

		39,364,283

Lebanon - 0.4%

Bank Audi SAL - GDR, Reg S (Banks)	385,000	2,464,000

Mauritius - 0.4%

MCB Group Ltd. (Banks)	330,000	2,195,268

Morocco - 0.7%

Douja Promotion Groupe Addoha SA (Real Estate)†	650,000	3,608,184

Netherlands - 1.4%

Nostrum Oil & Gas plc (Energy)*†	725,000	7,795,308

Nigeria - 9.3%

Dangote Cement plc (Materials)	9,750,000	12,654,694

FBN Holdings plc (Banks)	25,049,330	1,751,109

Guaranty Trust Bank plc (Banks)	58,000,000	8,753,396

Lafarge Cement WAPCO Nigeria plc (Materials)	8,050,000	5,345,122

Nigerian Breweries plc (Food, Beverage & Tobacco)	4,100,000	4,009,659

SEPLAT Petroleum Development Co. plc (Energy)*†	1,400,000	4,532,339

UAC of Nigeria plc (Capital Goods)	17,800,000	5,695,140

Zenith Bank plc (Banks)	69,500,000	8,894,657

		51,636,116

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 87.1% (continued)

Pakistan - 6.6%

Engro Corp., Ltd. (Materials)†	8,999,992	$14,649,065

Engro Fertilizers Ltd. (Materials)*†	8,499,999	4,795,909

MCB Bank Ltd. (Banks)†	1,950,000	5,298,830

Oil & Gas Development Co., Ltd. (Energy)†	3,250,000	7,197,335

Pakistan Petroleum Ltd. (Energy)†	2,399,997	4,775,180

		36,716,319

Panama - 1.4%

Copa Holdings SA, Class A (Transportation)	67,500	7,892,100

Peru - 3.7%

Alicorp SAA, (Food, Beverage & Tobacco)	1,600,000	4,242,217

Credicorp Ltd. (Banks)	83,500	13,443,500

Ferreycorp SAA (Capital Goods)	2,038,896	1,081,180

Union Andina de Cementos SAA (Materials)	1,600,000	1,598,358

		20,365,255

Philippines - 8.4%

Bank of the Philippine Islands (Banks)†	6,649,992	14,077,175

International Container Terminal Services Inc. (Transportation)†	2,225,000	5,819,164

Philippine Long Distance Telephone Co. - Sponsored ADR (Telecommunication Services)	38,000	2,664,940

Universal Robina Corp. (Food, Beverage & Tobacco)†	5,750,000	23,888,066

		46,449,345

Poland - 0.1%

Kernel Holding SA (Food, Beverage & Tobacco)*†	60,000	472,486

Qatar - 1.6%

Qatar Electricity & Water Co. (Utilities)†	55,000	2,772,271

Qatar National Bank SAQ (Banks)†	104,000	6,169,862

		8,942,133

	Shares	Value
COMMON STOCKS - 87.1% (continued)

Romania - 1.1%

Banca Transilvania (Banks)*†	11,450,000	$5,866,349

Senegal - 0.8%

Sonatel (Telecommunication Services)	110,000	4,654,726

Slovenia - 0.8%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	56,500	4,473,710

South Korea - 3.0%

Kolao Holdings (Retailing)†	1,075,000	16,729,752

Sri Lanka - 3.0%

Commercial Bank of Ceylon plc (Banks)†	10,750,000	13,633,305

John Keells Holdings plc (Capital Goods)†	1,450,000	2,851,785

		16,485,090

Thailand - 1.6%

Home Product Center pcl (Retailing)	14,062,495	4,015,389

Siam Commercial Bank pcl (Banks)	875,000	4,768,575

		8,783,964

Trinidad & Tobago - 0.3%

Republic Bank Ltd. (Banks)	77,759	1,479,560

Ukraine - 1.2%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	605,000	6,414,860

United Arab Emirates - 2.9%

Agthia Group PJSC (Food, Beverage & Tobacco)†	4,064,000	7,078,665

Emaar Properties PJSC (Real Estate)†	3,200,000	8,922,616

		16,001,281

United Kingdom - 0.6%

Ferrexpo plc (Materials)†	200,000	269,960

Hikma Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	79,772	2,421,522

KAZ Minerals plc (Materials)*†	120,000	442,562

		3,134,044

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

	Shares	Value
COMMON STOCKS - 87.1% (continued)

United States - 1.4%

PriceSmart Inc. (Food & Staples Retailing)	85,000	$7,567,550

Vietnam - 5.2%

Hoa Phat Group JSC (Materials)†	7,100,000	18,336,269

PetroVietnam Drilling and Well Services JSC (Energy)†	2,362,000	10,436,067

		28,772,336

Total Common Stocks (Cost $440,743,574)		$482,274,034

PREFERRED STOCKS - 1.6%

Colombia - 1.6%

Bancolombia SA - Sponsored ADR (Banks)	151,000	8,542,070

Total Preferred Stocks (Cost $8,924,029)		$8,542,070

PARTICIPATION NOTES - 9.6%

Kuwait - 5.6%

Kuwait Projects Co. Holdings, Issued by HSBC Bank plc, Maturity Date 1/16/15 (Diversified Financials)^†	6,655,137	16,053,056

National Bank of Kuwait, Issued by Deutsche Bank AG, Maturity Date 3/28/18 (Banks)^†	4,449,312	14,871,923

		30,924,979

Saudi Arabia - 4.0%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 6/6/17 (Banks)^†	260,000	4,532,285

Almarai Co., Ltd., Issued by HSBC Bank plc, Maturity Date 7/31/17 (Food, Beverage & Tobacco)^†	175,000	3,732,058

Etihad Etisalat Co., Issued by HSBC Bank plc, Maturity Date 12/5/14 (Telecommunication Services)^†	30,500	649,957

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 5/4/15 (Retailing)^†	262,500	13,235,024

		22,149,324

Total Participation Notes (Cost $48,886,047)		$53,074,303

	Shares	Value
CASH EQUIVALENT - 1.0%

Northern Institutional Funds - Prime Obligations Portfolio, 0.02% (Money Market Fund)	5,565,674	$5,565,674

Total Cash Equivalent (Cost $5,565,674)		$5,565,674

Total Investments - 99.3%

(Cost $504,119,324)		$549,456,081

Other Assets Less Liabilities - 0.7%		4,094,317

Net Assets - 100.0%		$553,550,398

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 9.6% of net assets as of October 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2014 (continued)

Industry	Percentage of Net Assets

Banks	32.6%

Capital Goods	2.2

Consumer Durables & Apparel	1.0

Consumer Services	0.5

Diversified Financials	3.3

Energy	6.9

Food & Staples Retailing	1.4

Food, Beverage & Tobacco	13.4

Materials	16.4

Media	0.1

Money Market Fund	1.0

Pharmaceuticals, Biotechnology & Life Sciences	3.8

Real Estate	2.3

Retailing	6.1

Technology Hardware & Equipment	0.5

Telecommunication Services	4.2

Transportation	2.6

Utilities	1.0

Total Investments	99.3
Other Assets Less Liabilities	0.7
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

October 31, 2014

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
ASSETS:
Investments (cost $642,873,710, $3,424,338,671 and $77,481,841, respectively)	$821,975,636	$4,254,578,687	$92,091,468
Dividends and interest receivable	769,914	2,770,229	74,643
Foreign currency (cost $2,660, $17,093 and $23,626, respectively)	2,965	16,935	23,598
Receivable for investments sold	7,396,102	6,994,799	457,634
Receivable for Fund shares sold	1,888,609	3,249,758	133,901
Tax reclaim receivable	394,988	5,436,348	109,421
Prepaid expenses	27,023	26,730	40,376
Total Assets	832,455,237	4,273,073,486	92,931,041
LIABILITIES:
Payable to Investment Adviser	(561,226)	(2,555,403)	(95,710)
Payable for investments purchased	(18,176,723)	(2,609,397)	(1,154,677)
Payable for Fund shares redeemed	(35,078)	(3,459,570)	(33,095)
Payable for distribution fees	—	(352,949)	(9,942)
Other liabilities	(278,540)	(1,576,525)	(97,899)
Total Liabilities	(19,051,567)	(10,553,844)	(1,391,323)
Net Assets	$813,403,670	$4,262,519,642	$91,539,718
ANALYSIS OF NET ASSETS:
Paid in capital	$604,816,502	$3,433,380,109	$76,020,285
Accumulated undistributed net investment income	2,968,726	39,836,437	229,486
Accumulated net realized gain (loss) from investment transactions	26,501,526	(40,601,349)	686,382
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	179,116,916	829,904,445	14,603,565
Net Assets	$813,403,670	$4,262,519,642	$91,539,718
Net Assets:
Institutional Class	$731,896,517	$3,819,490,907	$28,711,232
Investor Class	—	443,028,735	62,828,486
Advisor Class	81,507,153	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	22,188,950	208,686,260	2,073,626
Investor Class ( — , 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	24,295,849	4,553,366
Advisor Class (400,000,000, — and — , respectively, $.001 par value shares authorized)	2,476,047	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$32.98	$18.30	$13.85
Investor Class	—	18.23	13.80
Advisor Class	32.92	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2014

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $1,530,934,266, $1,988,243,989 and $504,119,324, respectively)	$1,703,498,823	$2,536,671,867	$549,456,081
Dividends and interest receivable	1,489,566	2,199,580	794,310
Foreign currency (cost $1,167,314, $3,484,238 and $4,227,159, respectively)	1,166,148	3,480,270	4,219,628
Receivable for investments sold	8,378,403	12,466,916	5,372,296
Receivable for Fund shares sold	8,870,176	4,342,458	2,494,964
Tax reclaim receivable	296,565	346,392	16,886
Prepaid expenses	152,993	15,176	2,925
Total Assets	1,723,852,674	2,559,522,659	562,357,090
LIABILITIES:
Payable to Investment Adviser	(1,601,523)	(2,366,588)	(704,269)
Payable for investments purchased	(1,722,044)	(5,458,290)	(6,431,437)
Payable for Fund shares redeemed	(435,514)	(2,246,150)	(863,848)
Payable for distribution fees	—	—	(37,402)
Deferred capital gains tax	(3,722,158)	(2,122,755)	(376,751)
Other liabilities	(700,731)	(1,811,815)	(392,985)
Total Liabilities	(8,181,970)	(14,005,598)	(8,806,692)
Net Assets	$1,715,670,704	$2,545,517,061	$553,550,398
ANALYSIS OF NET ASSETS:
Paid in capital	$1,575,287,022	$1,887,696,311	$501,606,676
Accumulated undistributed net investment income	13,439,341	19,306,098	2,252,912
Accumulated net realized gain (loss) from investment transactions	(41,887,587)	92,212,950	4,739,645
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	168,831,928	546,301,702	44,951,165
Net Assets	$1,715,670,704	$2,545,517,061	$553,550,398
Net Assets:
Institutional Class	$ —	$ —	$474,838,184
Class I	1,521,193,978	—	—
Class II	194,476,726	—	—
Investor Class	—	—	78,712,214
Advisor Class	—	2,545,517,061	—
Total Shares Outstanding:
Institutional Class ( — , — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	49,985,400
Class I (500,000,000, — and — respectively, $.001 par value shares authorized)	81,789,816	—	—
Class II (400,000,000, — and — respectively, $.001 par value shares authorized)	18,181,475	—	—
Investor Class ( — , — and 400,000,000 , respectively, $.001 par value shares authorized)	—	—	8,366,028
Advisor Class ( — , 500,000,000 and — , respectively, $.001 par value shares authorized)	—	50,030,518	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$ —	$ —	$9.50
Class I	18.60	—	—
Class II	10.70	—	—
Investor Class	—	—	9.41
Advisor Class	—	50.88	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Fiscal Year Ended October 31, 2014

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
INVESTMENT INCOME
Interest	$10	$118	$ —
Dividends (net of foreign withholding taxes of $500,890, $8,736,902 and $154,837, respectively)	10,177,102	76,973,344	1,715,751
Total investment income	10,177,112	76,973,462	1,715,751

EXPENSES
Investment advisory fees (Note 3)	6,276,497	30,019,866	1,144,085
Administration fees (Note 3)	246,812	1,037,813	36,611
Distribution fees, Investor Class	—	1,067,125	151,022
Custody and accounting fees (Note 3)	168,011	868,826	53,660
Directors’ fees and expenses (Note 3)	38,949	216,006	4,816
Transfer agent fees and expenses (Note 3)	50,830	610,386	42,995
Printing and postage fees	38,014	410,320	11,285
State registration filing fees	86,620	290,929	47,408
Professional fees	55,186	164,201	33,100
Shareholder servicing fees (Note 3)	307,166	1,967,546	89,496
Compliance officers’ fees and expenses (Note 3)	17,734	64,374	8,770
Other fees and expenses	33,805	155,993	8,944
Total Expenses	7,319,624	36,873,385	1,632,192
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(99,169)	—	(291,321)
Net expenses	7,220,455	36,873,385	1,340,871
Net investment income	2,956,657	40,100,077	374,880
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	29,575,234	(8,140,570)	1,395,273
Foreign currency transactions	(34,658)	(221,332)	(145,401)
Net realized gain (loss)	29,540,576	(8,361,902)	1,249,872
Change in unrealized appreciation (depreciation)
Investments	48,693,182	78,658,202	(531,703)
Translation of assets and liabilities denominated in foreign currencies	5,416	(397,664)	(8,169)
Net change in unrealized appreciation (depreciation)	48,698,598	78,260,538	(539,872)
Net realized and unrealized gain	78,239,174	69,898,636	710,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,195,831	$109,998,713	$1,084,880

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2014

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Interest	$509	$371	$ —
Dividends (net of foreign withholding taxes of $2,956,055, $4,904,942 and $875,353, respectively)	33,014,871	55,570,785	11,748,179
Total investment income	33,015,380	55,571,156	11,748,179

EXPENSES
Investment advisory fees (Note 3)	15,573,138	26,005,663	6,375,470
Administration fees (Note 3)	414,773	632,562	156,335
Distribution fees, Investor Class	—	—	119,036
Custody and accounting fees (Note 3)	733,095	1,054,942	665,819
Directors’ fees and expenses (Note 3)	71,613	120,614	22,344
Transfer agent fees and expenses (Note 3)	38,904	77,818	52,938
Printing and postage fees	100,725	262,856	36,824
State registration filing fees	136,723	108,778	86,363
Professional fees	86,966	119,249	65,113
Shareholder servicing fees (Note 3)	640,280	4,603,449	118,392
Compliance officers’ fees and expenses (Note 3)	26,241	39,184	13,398
Other fees and expenses	54,712	90,849	19,397
Total Expenses	17,877,170	33,115,964	7,731,429
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(331,984)	—	—
Net expenses	17,545,186	33,115,964	7,731,429
Net investment income	15,470,194	22,455,192	4,016,750
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	11,079,739	101,714,608	18,576,290
Foreign currency transactions	(666,116)	(1,042,475)	(927,437)
Net realized gain	10,413,623	100,672,133	17,648,853
Change in unrealized appreciation (depreciation)
Investments (net of increase in deferred foreign taxes of $3,455,032, $2,163,185 and $205,095, respectively)	18,623,929	(40,120,066)	17,576,743
Translation of assets and liabilities denominated in foreign currencies	63,871	35,067	(3,045)
Net change in unrealized appreciation (depreciation)	18,687,800	(40,084,999)	17,573,698
Net realized and unrealized gain	29,101,423	60,587,134	35,222,551

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,571,617	$83,042,326	$39,239,301

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Fiscal Years Ended October 31

	Global Equity Portfolio		International Equity Portfolio
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,956,657	$2,892,011	$40,100,077	$30,398,220
Net realized gain (loss) on investments and foreign currency transactions	29,540,576	2,553,207	(8,361,902)	(8,531,270)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	48,698,598	85,030,470	78,260,538	528,975,283
Net increase in net assets resulting from operations	81,195,831	90,475,688	109,998,713	550,842,233
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(2,478,096)	(1,591,084)	(27,911,956)	(16,845,737)
Investor Class	—	—	(1,837,137)	(1,676,084)
Advisor Class	(210,054)	(131,246)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(2,347,678)	—	—	—
Advisor Class	(367,945)	—	—	—
Total distributions to shareholders	(5,403,773)	(1,722,330)	(29,749,093)	(18,521,821)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	194,571,247	316,739,231	1,013,583,093	1,562,569,374
Investor Class	—	—	114,060,149	179,403,001
Advisor Class	14,896,685	30,063,834	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	4,590,321	1,242,112	23,823,998	14,398,899
Investor Class	—	—	1,631,420	1,574,749
Advisor Class	565,236	127,851	—	—
Cost of shares redeemed
Institutional Class	(78,234,287)	(76,276,493)	(756,833,391)	(380,238,872)
Investor Class	—	—	(91,523,163)	(106,907,598)
Advisor Class	(28,952,896)	(25,712,784)	—	—
Net increase in net assets from portfolio share transactions	107,436,306	246,183,751	304,742,106	1,270,799,553
NET INCREASE IN NET ASSETS	183,228,364	334,937,109	384,991,726	1,803,119,965
NET ASSETS
At beginning of year	630,175,306	295,238,197	3,877,527,916	2,074,407,951
At end of year	$813,403,670	$630,175,306	$4,262,519,642	$3,877,527,916
Accumulated Undistributed Net Investment Income Included in Net Assets	$2,968,726	$2,688,130	$39,836,437	$29,706,785

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	6,335,104	11,930,709	56,472,269	96,482,008
Shares issued upon reinvestment of dividends	151,246	47,536	1,349,802	900,485
Shares redeemed	(2,503,164)	(2,813,589)	(42,119,099)	(23,141,347)
Net increase	3,983,186	9,164,656	15,702,972	74,241,146
INVESTOR CLASS:
Shares sold	—	—	6,400,291	11,060,209
Shares issued upon reinvestment of dividends	—	—	92,536	98,609
Shares redeemed	—	—	(5,097,694)	(6,511,173)
Net increase	—	—	1,395,133	4,647,645
ADVISOR CLASS:
Shares sold	480,502	1,104,091	—	—
Shares issued upon reinvestment of dividends	18,618	4,889	—	—
Shares redeemed	(938,861)	(941,434)	—	—
Net increase (decrease)	(439,741)	167,546	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$374,880	$391,145	$15,470,194	$7,839,258
Net realized gain on investments and foreign currency transactions	1,249,872	4,927,371	10,413,623	4,325,397
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(539,872)	11,917,687	18,687,800	63,512,406
Net increase in net assets resulting from operations	1,084,880	17,236,203	44,571,617	75,677,061
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(122,479)	(431,876)	—	—
Class I	—	—	(8,999,751)	(3,683,658)
Investor Class	(189,439)	(308,126)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(1,655,159)	—	—	—
Investor Class	(3,131,178)	—	—	—
Total distributions to shareholders	(5,098,255)	(740,002)	(8,999,751)	(3,683,658)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	14,836,762	19,148,813	—	—
Class I	—	—	677,867,908	592,090,064
Class II*	—	—	192,807,410	—
Investor Class	29,466,501	28,307,070	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	1,490,116	365,536	—	—
Class I	—	—	7,692,156	2,741,282
Investor Class	3,275,875	289,745	—	—
Cost of shares redeemed
Institutional Class	(12,511,817)	(33,508,188)	—	—
Class I	—	—	(241,309,959)	(87,574,548)
Investor Class	(20,069,633)	(16,798,202)	—	—
Net increase (decrease) in net assets from portfolio share transactions	16,487,804	(2,195,226)	637,057,515	507,256,798
NET INCREASE IN NET ASSETS	12,474,429	14,300,975	672,629,381	579,250,201
NET ASSETS
At beginning of year	79,065,289	64,764,314	1,043,041,323	463,791,122
At end of year	$91,539,718	$79,065,289	$1,715,670,704	$1,043,041,323
Accumulated Undistributed Net Investment Income Included in Net Assets	$229,486	$311,925	$13,439,341	$7,649,054

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	1,039,529	1,481,881	—	—
Shares issued upon reinvestment of dividends	109,487	30,847	—	—
Shares redeemed	(887,997)	(2,627,617)	—	—
Net increase (decrease)	261,019	(1,114,889)	—	—
CLASS I:
Shares sold	—	—	37,002,702	34,724,731
Shares issued upon reinvestment of dividends	—	—	440,055	160,028
Shares redeemed	—	—	(13,376,119)	(5,164,882)
Net increase	—	—	24,066,638	29,719,877
CLASS II:*
Shares sold	—	—	18,181,475	—
Shares issued upon reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	18,181,475	—
INVESTOR CLASS:
Shares sold	2,066,286	2,186,667	—	—
Shares issued upon reinvestment of dividends	240,873	24,430	—	—
Shares redeemed	(1,410,437)	(1,288,802)	—	—
Net increase	896,722	922,295	—	—
*	For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,455,192	$15,455,410	$4,016,750	$1,296,072
Net realized gain on investments and foreign currency transactions	100,672,133	53,925,044	17,648,853	485,757
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(40,084,999)	111,079,769	17,573,698	21,872,266
Net increase in net assets resulting from operations	83,042,326	180,460,223	39,239,301	23,654,095
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	—	—	(777,464)	(962,492)
Investor Class	—	—	(28,324)	(28,617)
Advisor Class	(16,977,080)	(12,078,855)	—	—
Net realized gain from investments and foreign-currency related transactions
Advisor Class	(54,210,866)	(106,392,227)	—	—
Total distributions to shareholders	(71,187,946)	(118,471,082)	(805,788)	(991,109)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	—	—	233,577,907	181,207,514
Investor Class	—	—	76,061,236	20,443,912
Advisor Class	838,375,319	725,399,472	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	—	—	442,478	764,097
Investor Class	—	—	27,636	27,866
Advisor Class	63,185,505	108,806,723	—	—
Cost of shares redeemed
Institutional Class	—	—	(66,783,481)	(13,347,232)
Investor Class	—	—	(21,700,564)	(2,838,124)
Advisor Class	(480,444,492)	(498,717,246)	—	—
Net increase in net assets from portfolio share transactions	421,116,332	335,488,949	221,625,212	186,258,033
NET INCREASE IN NET ASSETS	432,970,712	397,478,090	260,058,725	208,921,019
NET ASSETS
At beginning of year	2,112,546,349	1,715,068,259	293,491,673	84,570,654
At end of year	$2,545,517,061	$2,112,546,349	$553,550,398	$293,491,673
Accumulated Undistributed Net Investment Income Included in Net Assets	$19,306,098	$14,910,876	$2,252,912	$343,686

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	—	—	24,968,772	22,269,797
Shares issued upon reinvestment of dividends	—	—	52,426	104,958
Shares redeemed	—	—	(7,168,264)	(1,703,055)
Net increase	—	—	17,852,934	20,671,700
INVESTOR CLASS:
Shares sold	—	—	8,083,195	2,531,639
Shares issued upon reinvestment of dividends	—	—	3,294	3,843
Shares redeemed	—	—	(2,312,389)	(367,459)
Net increase	—	—	5,774,100	2,168,023
ADVISOR CLASS:
Shares sold	16,822,043	15,073,331	—	—
Shares issued upon reinvestment of dividends	1,324,366	2,261,619	—	—
Shares redeemed	(9,737,841)	(10,335,755)	—	—
Net increase	8,408,568	6,999,195	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

Global Equity Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Period Ended Oct. 31, 2010(1)
Net asset value, beginning of period	$29.84	$25.05	$23.38	$23.52	$20.43
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.13 (2)	0.17 (2)	0.18 (2)	0.12 (2)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.27	4.74	1.81	(0.04)	3.04
Net increase from investment operations	3.40	4.91	1.99	0.08	3.14
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.13)	(0.12)	(0.10)	(0.06)	(0.05)
Net realized gain from investments	(0.13)	—	(0.22)	(0.16)	—
Total distributions	(0.26)	(0.12)	(0.32)	(0.22)	(0.05)
Net asset value, end of period	$32.98	$29.84	$25.05	$23.38	$23.52
Total Return	11.47%	19.66%	8.73%	0.27%	15.39	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$731,897	$543,293	$226,489	$147,108	$104,276
Expenses to average net assets	0.97%	0.99%	1.12%	1.16%	1.27	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	0.95%	0.95%	0.95%	1.00%	1.00	%(B)
Net investment income to average net assets	0.43%	0.62%	0.72%	0.48%	0.43	%(B)
Portfolio turnover rate	30%	13%	32%	40%	35	%(A)
(1)	For the period from November 3, 2009 (commencement of class operations) through October 31, 2010.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

Global Equity Portfolio — Advisor Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$29.80	$25.02	$23.36	$23.48	$20.27
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.05 (1)	0.09 (1)	0.11 (1)	0.07 (1)	0.10
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.27	4.74	1.82	(0.02)	3.15
Net increase from investment operations	3.32	4.83	1.93	0.05	3.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)	(0.05)	(0.05)	(0.01)	(0.04)
Net realized gain from investments	(0.13)	—	(0.22)	(0.16)	—
Total distributions	(0.20)	(0.05)	(0.27)	(0.17)	(0.04)
Net asset value, end of year	$32.92	$29.80	$25.02	$23.36	$23.48
Total Return	11.19%	19.33%	8.43%	0.18%	16.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$81,507	$86,882	$68,749	$58,320	$46,450
Expenses to average net assets	1.20%	1.25%	1.35%	1.30%	1.41%
Expenses to average net assets (net of fees waived/reimbursed)	1.20%	1.24%	1.23%	1.18%	1.17%
Net investment income to average net assets	0.16%	0.32%	0.45%	0.31%	0.31%
Portfolio turnover rate	30%	13%	32%	40%	35%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

International Equity Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$17.97	$15.15	$14.06	$14.51	$12.04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.18 (1)	0.17 (1)	0.18 (1)	0.17 (1)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.29	2.78	1.06	(0.56)	2.49
Net increase (decrease) from investment operations	0.47	2.95	1.24	(0.39)	2.57
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.14)	(0.13)	(0.11)	(0.06)	(0.10)
Net realized gain from investments	—	—	(0.04)	—	—
Total distributions	(0.14)	(0.13)	(0.15)	(0.06)	(0.10)
Net asset value, end of year	$18.30	$17.97	$15.15	$14.06	$14.51
Total Return	2.65%	19.58%	9.00%	(2.72)%	21.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$3,819,491	$3,467,793	$1,798,940	$969,139	$493,350
Expenses to average net assets	0.87%	0.87%	0.87%	0.86%	0.93%
Expenses to average net assets (net of fees waived/reimbursed)	0.87%	0.87%	0.87%	0.86%	0.93%
Net investment income to average net assets	1.01%	1.06%	1.26%	1.13%	0.91%
Portfolio turnover rate	10%	20%	14%	15%	33%
(1)	Net investment income per share was calculated using the average shares outstanding method.

International Equity Portfolio — Investor Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$17.89	$15.09	$14.01	$14.47	$12.02
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.13 (1)	0.12 (1)	0.12 (1)	0.12 (1)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.29	2.77	1.06	(0.56)	2.44
Net increase (decrease) from investment operations	0.42	2.89	1.18	(0.44)	2.53
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.08)	(0.09)	(0.06)	(0.02)	(0.08)
Net realized gain from investments	—	—	(0.04)	—	—
Total distributions	(0.08)	(0.09)	(0.10)	(0.02)	(0.08)
Net asset value, end of year	$18.23	$17.89	$15.09	$14.01	$14.47
Total Return	2.36%	19.19%	8.51%	(3.02)%	21.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$443,029	$409,735	$275,468	$237,494	$116,465
Expenses to average net assets	1.17%	1.20%	1.24%	1.26%	1.32%
Expenses to average net assets (net of fees waived/reimbursed)	1.17%	1.20%	1.24%	1.25%	1.25%
Net investment income to average net assets	0.72%	0.76%	0.87%	0.79%	0.69%
Portfolio turnover rate	10%	20%	14%	15%	33%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

International Small Companies Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Period Ended Oct. 31, 2011(1)
Net asset value, beginning of period	$14.47	$11.45	$10.53	$12.28
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.08 (2)	0.07 (2)	0.16 (2)	0.03	(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.23	3.09	0.85	(1.78)
Net increase (decrease) from investment operations	0.31	3.16	1.01	(1.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.06)	(0.14)	(0.09)	—
Net realized gain from investments	(0.87)	—	—	—
Total distributions	(0.93)	(0.14)	(0.09)	—
Net asset value, end of period	$13.85	$14.47	$11.45	$10.53
Total Return	2.28%	27.88%	9.74%	(14.25	)%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$28,711	$26,236	$33,515	$14,000
Expenses to average net assets	1.59%	1.68%	1.64%	2.70	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.30%	1.39%	1.50%	1.50	%(B)
Net investment income to average net assets	0.58%	0.57%	1.49%	0.89	%(B)
Portfolio turnover rate	36%	97%	10%	12	%(A)
(1)	For the period from June 30, 2011 (commencement of class operations) through October 31, 2011.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

International Small Companies Portfolio — Investor Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$14.45	$11.43	$10.51	$10.82	$8.92
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.05 (1)	0.08 (1)	0.11 (1)	0.15 (1)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.22	3.05	0.88	(0.43)	1.90
Net increase (decrease) from investment operations	0.27	3.13	0.99	(0.28)	1.95
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)	(0.11)	(0.07)	(0.03)	(0.05)
Net realized gain from investments	(0.87)	—	—	—	—
Total distributions	(0.92)	(0.11)	(0.07)	(0.03)	(0.05)
Net asset value, end of year	$13.80	$14.45	$11.43	$10.51	$10.82
Total Return	1.97%	27.63%	9.51%	(2.67)%	21.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$62,828	$52,830	$31,249	$30,142	$13,972
Expenses to average net assets	1.88%	1.99%	2.02%	2.15%	3.14%
Expenses to average net assets (net of fees waived/reimbursed)	1.55%	1.60%	1.75%	1.75%	1.75%
Net investment income to average net assets	0.32%	0.60%	1.07%	1.29%	0.76%
Portfolio turnover rate	36%	97%	10%	12%	11%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Institutional Emerging Markets Portfolio — Class I
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$18.07	$16.56	$15.07	$16.70	$13.29
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.20 (1)	0.18 (1)	0.16 (1)	0.15 (1)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.48	1.45	1.49	(1.74)	3.41
Net increase (decrease) from investment operations	0.68	1.63	1.65	(1.59)	3.50
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)	(0.12)	(0.16)	(0.04)	(0.09)
Total distributions	(0.15)	(0.12)	(0.16)	(0.04)	(0.09)
Net asset value, end of year	$18.60	$18.07	$16.56	$15.07	$16.70
Total Return	3.80%	9.85%	11.17%	(9.58)%	26.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,521,194	$1,043,041	$463,791	$328,713	$375,374
Expenses to average net assets	1.31%	1.33%	1.36%	1.39%	1.48%
Expenses to average net assets (net of fees waived/reimbursed)	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income to average net assets	1.12%	1.06%	1.00%	0.93%	0.74%
Portfolio turnover rate	26%	18%	42%	53%	34%
(1)	Net investment income per share was calculated using the average shares outstanding method.

Institutional Emerging Markets Portfolio — Class II
Per Share Data	For the Period Ended Oct. 31, 2014(1)
Net asset value, beginning of period	$10.00
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.10	(2)
Net realized and unrealized gain on investments and foreign currency-related transactions	0.60
Net increase from investment operations	0.70
Net asset value, end of period	$10.70
Total Return	7.00	%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$194,477
Expenses to average net assets	1.30	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.14	%(B)
Net investment income to average net assets	1.36	%(B)
Portfolio turnover rate	26	%(A)
(1)	For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Emerging Markets Portfolio — Advisor Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$50.76	$49.54	$45.18	$50.09	$39.64
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.49 (1)	0.40 (1)	0.37 (1)	0.31 (1)	0.25
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.32	4.33	4.34	(5.02)	10.33
Net increase (decrease) from investment operations	1.81	4.73	4.71	(4.71)	10.58
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.40)	(0.36)	(0.35)	(0.20)	(0.13)
Net realized gain from investments	(1.29)	(3.15)	—	—	—
Total distributions	(1.69)	(3.51)	(0.35)	(0.20)	(0.13)
Net asset value, end of year	$50.88	$50.76	$49.54	$45.18	$50.09
Total Return	3.79%	9.93%	10.60%	(9.48)%	26.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$2,545,517	$2,112,546	$1,715,068	$1,693,650	$2,062,255
Expenses to average net assets	1.45%	1.47%	1.49%	1.50%	1.58%
Net investment income to average net assets	0.98%	0.83%	0.80%	0.63%	0.60%
Portfolio turnover rate	28%	26%	36%	33%	25%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Frontier Emerging Markets Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011	For the Year Ended Oct. 31, 2010
Net asset value, beginning of year	$8.46	$7.12	$6.57	$7.88	$6.29
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.09 (1)	0.07 (1)	0.07 (1)	0.07 (1)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.97	1.35	0.51	(1.37)	1.65
Net increase (decrease) from investment operations	1.06	1.42	0.58	(1.30)	1.68
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)	(0.08)	(0.03)	(0.01)	(0.09)
Total distributions	(0.02)	(0.08)	(0.03)	(0.01)	(0.09)
Net asset value, end of year	$9.50	$8.46	$7.12	$6.57	$7.88
Total Return	12.60%	20.20%	8.93%	(16.49)%	27.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$474,838	$271,728	$81,568	$101,666	$70,645
Expenses to average net assets	1.77%	1.80%	1.95%	1.87%	2.37%
Expenses to average net assets (net of fees waived/reimbursed)	1.77%	1.80%	1.95%	1.87%	2.00%
Net investment income (loss) to average net assets	1.01%	0.94%	1.03%	0.89%	(0.08%)
Portfolio turnover rate	37%	24%	72%	23%	17%
(1)	Net investment income per share was calculated using the average shares outstanding method.

Frontier Emerging Markets Portfolio — Investor Class
Per Share Data	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Period Ended Oct. 31, 2011(1)
Net asset value, beginning of period	$8.40	$7.08	$6.55	$7.84
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.04 (2)	0.05 (2)	0.10 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.98	1.34	0.45	(1.33)
Net increase (decrease) from investment operations	1.02	1.39	0.55	(1.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.01)	(0.07)	(0.02)	—
Total Distributions	(0.01)	(0.07)	(0.02)	—
Net asset value, end of period	$9.41	$8.40	$7.08	$6.55
Total Return	12.15%	19.83%	8.49%	(16.45	)%(A)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$78,712	$21,763	$3,003	$1,225
Expenses to average net assets	2.22%	2.64%	4.71%	9.06	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	2.22%	2.25%	2.25%	2.25	%(B)
Net investment income to average net assets	0.38%	0.66%	1.47%	0.75	%(B)
Portfolio turnover rate	37%	24%	72%	23	%(A)
(1)	For the period from December 31, 2010 (commencement of class operations) through October 31, 2011.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has six separate diversified Portfolios, all of which were active as of October 31, 2014 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio	Institutional Class: November 3, 2009	to seek long-term capital appreciation
(“Global Equity”)	Advisor Class: December 1, 1996	through investments in equity securities
of companies based both inside and
outside the United States
International Equity Portfolio	Institutional Class: May 11, 1994*	to seek long-term capital appreciation
(“International Equity”)	Investor Class: September 30, 2005	through investments in equity securities
of companies based outside the United States
International Small Companies Portfolio	Institutional Class: June 30, 2011	to seek long-term capital appreciation
(“International Small Companies”)	Investor Class: March 26, 2007	through investments in equity securities
of small companies based outside the
United States
Institutional Emerging Markets Portfolio**	Class I: October 17, 2005	to seek long-term capital appreciation
(“Institutional Emerging Markets”)	Class II: March 5, 2014	through investments in equity securities
of companies based in emerging markets
Emerging Markets Portfolio	Advisor Class: November 9, 1998	to seek long-term capital appreciation
(“Emerging Markets”)		through investments in equity securities
of companies based in emerging markets
Frontier Emerging Markets Portfolio	Institutional Class: May 27, 2008	to seek long-term capital appreciation
(“Frontier Emerging Markets”)	Investor Class: December 31, 2010	through investments in equity securities
of companies based in frontier and
smaller emerging markets

* International Equity is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996 is historical information for the predecessor portfolio.

** Prior to the inception of Class II, shares of Institutional Emerging Markets Portfolio did not carry a specific class name. All shares of the Portfolio issued prior to March 5, 2014 have been re-designated as ‘Class I’ shares.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. As an investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services—Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Indemnifications

Under the Fund’s organizational document, its officers and Board of Directors (“Board”) are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

2. Summary of Significant Accounting Policies (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in “time zone arbitrage,” i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. This topic defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

2. Summary of Significant Accounting Policies (continued)

The Portfolios disclose all transfers between levels based on valuations at the end of each reporting period.

At October 31, 2014, the Portfolios below had transfers from Level 2 to Level 1, based on levels assigned to the securities on October 31, 2013. Prior to October 31, 2014, all securities subject to an adjustment factor were typically categorized as Level 2, even when the adjustment factor was equal to 1 (and thus did not impact the security’s valuation). Effective October 31, 2014, securities with an adjustment factor equal to 1 are now typically categorized as Level 1.

	International Small Companies	Institutional Emerging Markets	Emerging Markets	Frontier Emerging Markets
Common Stock
Banks	$830,769	$46,674,718	$69,439,435	$24,181,726
Capital Goods	547,480	—	—	1,081,180
Commercial & Professional Services	1,072,401	—	—	—
Diversified Financials	1,310,249	18,343,355	26,920,304	—
Food, Beverage & Tobacco	973,230	—	—	4,242,217
Materials	—	—	—	2,636,466
Retailing	—	—	—	4,015,389

Total	$4,734,129	$65,018,073	$96,359,739	$36,156,978

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolio’s investments classified by Level 1, Level 2 and Level 3 and security type as of October 31, 2014. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)			Other Significant Observable Inputs (Level 2)			Total
	Common Stocks	Preferred Stocks	Cash Equivalents	Common Stocks	Preferred Stocks	Participation Notes	Investment Securities
Global Equity	$530,600,901	$4,246,800	$29,584,782	$257,543,153	$—	$—	$821,975,636
International Equity	975,836,096	84,902,133	96,261,218	3,018,704,014	78,875,226	—	4,254,578,687
International Small Companies	6,215,557	—	3,674,814	80,929,110	—	1,271,987	92,091,468
Institutional Emerging Markets	352,344,979	75,580,128	45,012,326	1,142,970,106	11,391,703	76,199,581	1,703,498,823
Emerging Markets	525,064,582	111,596,250	69,360,416	1,700,522,877	16,790,180	113,337,562	2,536,671,867
Frontier Emerging Markets	149,438,712	8,542,070	5,565,674	332,835,322	—	53,074,303	549,456,081

As of October 31, 2014, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

2. Summary of Significant Accounting Policies (continued)

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) from investments and Change in unrealized appreciation (depreciation) from investments on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Redemption Fees

Redemptions made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the years ended October 31, 2014 and October 31, 2013, the Portfolios received the following redemption fees related to transactions in shares of common stock. These amounts are included as a component of “Cost of shares redeemed” in the Portfolios’ Statements of Changes in Net Assets.

	Institutional Class		Class I		Class II	Investor Class		Advisor Class
Portfolio	2014	2013	2014	2013	2014	2014	2013	2014	2013
Global Equity	$297	$741	$—	$—	$—	$—	$—	$2,772	$13,746
International Equity	202,246	234,492	—	—	—	40,158	70,744	—	—
International Small Companies	1,536	67,590	—	—	—	14,171	6,416	—	—
Institutional Emerging Markets	—	—	73,653	46,807	—	—	—	—	—
Emerging Markets	—	—	—	—	—	—	—	272,857	231,312
Frontier Emerging Markets	60,989	19,043	—	—	—	24,222	5,786	—	—

3. Significant Agreements and Transactions with Affiliates

The Board has approved an investment advisory agreement (the “Agreement”) with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

3. Significant Agreements and Transactions with Affiliates (continued)

The following annualized advisory fees and contractual expense limits were in effect for the year ended October 31, 2014. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level. On December 19, 2014, the Board voted to extend the contractual expense limits listed below through February 29, 2016.

Portfolio	Advisory Fees on assets up to $1 billion	Advisory Fees on assets over $1 billion	Contractual Expense Limit
Global Equity – Institutional Class	0.85%	0.83%	0.95%
Global Equity – Advisor Class	0.85%	0.83%	1.25%
International Equity – Institutional Class	0.75%	0.73%	1.00%
International Equity – Investor Class	0.75%	0.73%	1.25%
International Small Companies – Institutional Class	1.25%	1.23%	1.30%
International Small Companies – Investor Class	1.25%	1.23%	1.55%
Institutional Emerging Markets – Class I	1.15%	1.13%	1.30%
Institutional Emerging Markets – Class II	1.15%	1.13%	1.15%*
Emerging Markets – Advisor Class	1.15%	1.13%	1.75%
Frontier Emerging Markets – Institutional Class	1.50%	1.48%	2.00%
Frontier Emerging Markets – Investor Class	1.50%	1.48%	2.25%

* The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Class II of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed the applicable contractual management fee, inclusive of breakpoints on assets, through February 28, 2015.

Effective November 1, 2014, the Investment Advisory Fee schedule was amended as follows:

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets
Global Equity	0.80%	0.78%	0.76%	0.74%
International Equity	0.75%	0.73%	0.71%	0.69%
International Small Companies	1.25%	1.23%	1.23%	1.23%
Institutional Emerging Markets	1.15%	1.13%	1.11%	1.09%
Emerging Markets	1.15%	1.13%	1.11%	1.09%
Frontier Emerging Markets	1.50%	1.48%	1.48%	1.48%

For the year ended October 31, 2014, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
Global Equity – Institutional Class	$99,169
International Small Companies – Institutional Class	91,775
International Small Companies – Investor Class	199,546
Institutional Emerging Markets – Class I	185,303
Institutional Emerging Markets – Class II	146,681

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

3. Significant Agreements and Transactions with Affiliates (continued)

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

During the year ended October 31, 2014, Foreside Compliance Services, LLC (“FCS”) provided individuals to serve as chief compliance and anti-money laundering officers of the Fund. Fees paid to FCS are shown as “Compliance officers’ fees and expenses” on the Statements of Operations. Effective November 1, 2014, Alaric Compliance Services, LLC provides individuals to serve in those capacities.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the intermediaries’ assumption of functions that the Fund would otherwise perform, such as providing sub-accounting and related shareholder services, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above). Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the year ended October 31, 2014.

4. Class Specific Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to printing and mailing shareholder reports to shareholders of a particular class). Class specific expenses for Portfolios with multiple active classes are shown in the table below.

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity – Institutional Class	$—	$63,078	$30,349	$24,351	$139,177
Global Equity – Advisor Class	—	23,542	7,665	26,479	167,989
International Equity – Institutional Class	—	249,213	340,686	494,366	1,677,337
International Equity – Investor Class	1,067,125	41,716	69,634	116,020	290,209
International Small Companies – Institutional Class	—	22,371	2,705	20,710	12,183
International Small Companies – Investor Class	151,022	25,037	8,580	22,285	77,313
Institutional Emerging Markets – Class I	—	112,000	94,645	21,308	640,280
Institutional Emerging Markets – Class II	—	24,723	6,080	17,596	—
Frontier Emerging Markets – Institutional Class	—	55,710	27,122	24,237	74,652
Frontier Emerging Markets – Investor Class	119,036	30,653	9,702	28,701	43,740

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2014, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$316,422,227	$215,933,913
International Equity	751,624,584	408,893,086
International Small Companies	41,234,287	31,744,277
Institutional Emerging Markets	940,474,454	340,901,450
Emerging Markets	945,631,922	621,728,094
Frontier Emerging Markets	379,304,240	154,299,766

6. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at October 31, 2014, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$182,680,666	$(6,780,863)	$175,899,803	$646,075,833
International Equity	887,727,840	(62,333,030)	825,394,810	3,429,183,877
International Small Companies	16,405,233	(2,749,683)	13,655,550	78,435,918
Institutional Emerging Markets	239,746,514	(76,551,349)	163,195,165	1,540,303,658
Emerging Markets	625,024,556	(80,809,942)	544,214,614	1,992,457,253
Frontier Emerging Markets	71,389,452	(27,844,425)	43,545,027	505,911,054

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of October 31, 2014 and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2011; October 31, 2012; October 31, 2013) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 were as follows:

	Distributions From
Portfolio	Ordinary Income 2014	Long-Term Capital Gains 2014	Ordinary Income 2013	Long-Term Capital Gains 2013
Global Equity	$2,737,949	$2,665,824	$1,722,330	$—
International Equity	29,749,093	—	18,521,821	—
International Small Companies	1,780,824	3,317,431	740,002	—
Institutional Emerging Markets	8,999,751	—	3,683,658	—
Emerging Markets	16,977,080	54,210,866	12,078,855	106,392,227
Frontier Emerging Markets	805,788	—	991,109	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

6. Income Tax (continued)

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Global Equity	$2,635,352	$30,011,126	$—	$175,940,690	$208,587,168
International Equity	39,836,436	—	(35,756,142)	825,059,239	829,139,533
International Small Companies	532,198	1,337,745	—	13,649,490	15,519,433
Institutional Emerging Markets	13,408,345	—	(32,502,629)	159,477,966	140,383,682
Emerging Markets	19,237,520	96,450,985	—	542,132,245	657,820,750
Frontier Emerging Markets	2,692,966	6,091,324	—	43,159,432	51,943,722

* The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on certain sale of securities. Unrealized Appreciation (Depreciation) includes amounts related to foreign currency and currency translations.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity	$16,579,888	$19,176,254

At October 31, 2014, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

Portfolio	October 31, 2017	October 31, 2019
Institutional Emerging Markets	$28,667,656	$3,834,973

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

6. Income Tax (continued)

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Portfolios made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Portfolios. As of October 31, 2014, the following reclassifications were made to the Statements of Assets and Liabilities:

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) from Investment Transactions
Global Equity	$—	$12,089	$(12,089)
International Equity	—	(221,332)	221,332
International Small Companies	—	(145,401)	145,401
Institutional Emerging Markets	—	(680,156)	680,156
Emerging Markets	—	(1,082,890)	1,082,890
Frontier Emerging Markets	—	(1,301,736)	1,301,736

7. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “net realized gain (loss) on foreign currency transactions” and “change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts on October 31, 2014.

8. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes are issued by banks or broker-dealers and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter and are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio investing in participation notes would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

9. Concentration of Ownership

At October 31, 2014, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	3	52.25	%*
International Equity	2	54.62	%*
International Small Companies	3	73.61	%*
Institutional Emerging Markets	2	54.44	%*
Emerging Markets	3	76.32	%*
Frontier Emerging Markets	4	67.77	%*

* Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2014

10. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. At October 31, 2014, the Portfolio’s investment in the Banking industry amounted to 32.11% of its total assets.

11. Line of Credit

The Fund has a $100 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate, and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $100 million at any particular time. Interest is charged to each Portfolio based on borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.10% on the line of credit and is allocated among the Portfolios. For the year ended October 31, 2014, Frontier Emerging Markets had an outstanding balance on six days with a maximum balance of $2,600,000 at an average weighted interest rate of 1.75%.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of Harding, Loevner Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of the Harding, Loevner Funds, Inc. (comprising the Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, and Frontier Emerging Markets Portfolio) (collectively, the “Portfolios”) as of October 31, 2014, the portfolios of investments and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of the Harding, Loevner Funds, Inc. as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Chicago, Illinois

December 19, 2014

Harding, Loevner Funds, Inc.

Supplemental Tax Information

(unaudited)

International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, and Frontier Emerging Markets paid qualifying foreign taxes of $8,087,094, $144,049, $2,100,798, $3,508,246, and $1,072,185, and earned $47,830,399, $528,437, $17,934,025, $26,634,929, and $4,897,229 from foreign source income during the fiscal year ended October 31, 2014, respectively. Pursuant to Section 853 of the Internal Revenue Code, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, and Frontier Emerging Markets designated $0.0347, $0.0217, $0.0210, $0.0701, and $0.0184 per share as foreign taxes paid and $0.2053, $0.0797, $0.1794, $0.5324, and $0.0839 as income earned from foreign sources for the fiscal year ended October 31, 2014, respectively.

Global Equity, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, and Frontier Emerging Markets had qualifying dividend income of $9,803,358, $71,618,693, $1,442,823, $20,884,187, $35,057,084, and $5,462,244, respectively, during the year ended October 31, 2014.

During the year ended October 31, 2014, Global Equity designated 100% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction.

Pursuant to Section 852 of the Internal Revenue Code, Emerging Markets Portfolio designated $96,450,985, as a long term capital gain dividend for the year ended October 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, Global Equity Portfolio designated $30,011,126 as a long term capital gain dividend for the year ended October 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, International Small Companies Portfolio designated $1,337,745 as a long term capital gain dividend for the year ended October 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, Frontier Emerging Markets Portfolio designated $6,091,324 as a long term capital gain dividend for the year ended October 31, 2014.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement

(unaudited)

Approval of Investment Advisory Agreement

At an in-person meeting of the board of directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) held on June 6, 2014 (the “June Meeting”), the Board, including a majority of those directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund on behalf of each of its series, the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, and the Frontier Emerging Markets Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), and Harding Loevner LP (the “Adviser”).

Overview of the Review Process

Prior to the June Meeting, the Board requested, and the Adviser furnished, materials that the Board believed necessary to evaluate the terms of the Advisory Agreement, including information on, among other things: (i) the investment performance, expenses and advisory fees of each Portfolio relative to other mutual funds and benchmark indices, as set forth in reports prepared by Strategic Insight, a third party fund tracking organization engaged as part of the contract review process (the “Strategic Insight Reports”); (ii) the Adviser’s profitability and costs; (iii) the qualifications of the Adviser and portfolio management personnel with respect to services provided to the Portfolios; and (iv) the Adviser’s investment research capabilities and resources.

The Board established a sub-committee comprised of three Independent Directors (the “Committee”) to conduct a preliminary review of these materials, to assist the Board in its deliberations, and to liaise with the Adviser. The Committee reviewed the materials; discussed the materials during a telephonic meeting with representatives of the Adviser; and requested and received supplemental information and analysis from the Adviser. Following the Committee’s review, the Adviser distributed revised and supplemental materials in final form to the full Board. The Board also received and considered a memorandum regarding the Board’s responsibilities in connection with renewal of the Advisory Agreement prepared by the legal counsel to the Independent Directors (“Independent Counsel”). Independent Counsel assisted the Independent Directors throughout the preparation, review and approval process.

At the June Meeting, the Board considered and discussed the materials presented by the Adviser. During the presentation, the Adviser expanded on those materials and responded to specific questions from the Board. Following the presentation, the Independent Directors met in executive session with Independent Counsel to review and discuss further the information presented during the meeting.

In its consideration of the continuance of the Advisory Agreement with respect to each Portfolio, the Board considered various factors discussed below. The following discussion is not intended to be all-inclusive, as the Board reviewed a variety of factors and considered a significant amount of information. The Board’s approval determinations were made on the basis of each director’s business judgment after consideration of all the information presented. No single factor was determinative. Individual directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent and Quality of Services

The Board evaluated the information as it deemed necessary to assess the nature, extent and quality of investment advisory services provided to the Portfolios by the Adviser. The Board also considered the nature, extent and quality of certain nonadvisory services provided to the Portfolios by the Adviser, including administrative, distribution, shareholder servicing, trading and the resources devoted to, and the record of compliance with, each Portfolio’s compliance policies and procedures. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of each Portfolio’s affairs and the Adviser’s role in coordinating providers of other services to the Portfolios. The Board’s evaluation of the services provided by the Adviser took into account the Board’s historical knowledge and familiarity with the scope and quality of the Adviser’s investment management and other capabilities and the quality of its administrative and other services.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

The Adviser presented and discussed with the Board the qualifications, backgrounds and responsibilities of the Adviser’s management team and information regarding the portfolio managers for each Portfolio. The Board evaluated the ability of the Adviser to attract and retain qualified investment advisory and non-advisory personnel and engaged in a discussion with the Adviser regarding its recruitment, retention and professional development programs and strategies.

The Board also considered the adequacy of the financial and operational resources committed to each Portfolio by the Adviser, and how well the Adviser utilizes those resources to meet the Portfolio’s investment needs; to implement asset growth strategies; and to satisfy compliance requirements. Among other things, the Board recognized the technology enhancements implemented by the Adviser since the last Advisory Agreement renewal and the Adviser’s investments to improve operational efficiency and its capabilities in trade order management, compliance monitoring, corporate action monitoring and business continuity planning as well as efforts to increase transparency of Portfolio investments made through clearing platforms. The Board also recognized that the Adviser reports to the Board regularly and that at each regular meeting the Board receives a detailed report on each Portfolio’s performance, asset levels and asset flows. It was also noted that the Adviser had approximately $36.9 billion in assets under management as of March 31, 2014, and that it was an affiliate of Affiliated Managers Group, Inc., an established global asset management company.

The Board considered annual and periodic reports of the Chief Compliance Officer of the Fund (the “CCO”) with respect to the effectiveness and adequacy of the Adviser’s compliance program. The Board noted the CCO’s determination that the Adviser’s compliance program is reasonably designed to prevent violations of the federal securities laws. The Board also noted the actions taken by the Adviser in response to the CCO’s periodic recommendations designed to ensure continued compliance with applicable laws and regulations.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services historically provided and to be provided to each Portfolio under the Advisory Agreement.

Performance of the Adviser

For each Portfolio, the Board considered, among other things, the historical performance year to date as of March 31, 2014 and for the one-year, three-year, five-year and ten-year periods (or shorter for newer Portfolios) included in the Strategic Insight Report, including comparisons against each Portfolio’s Morningstar Category and benchmark indices. The Board considered the Portfolio’s risk adjusted performance and high active share (low correlation to benchmark indices) in implementing its investment process. The Board’s specific considerations with respect to each Portfolio’s performance are discussed under “Portfolio Specific Considerations” below.

In addition, the Board reviewed the Adviser’s investment philosophy and its influence on the management of the Portfolios. The Board noted the Adviser’s bottom-up, business-focused approach based on a study of individual companies and the competitive dynamics of the global industries in which those companies participate. The Board considered the Adviser’s disciplined adherence to its investment process and its ongoing efforts to enhance its process. In evaluating the investment performance of the Portfolios, the Board acknowledged that the Adviser’s investment style may result in periods of underperformance, but has generally produced outperformance over longer time periods. The Board also considered the Adviser’s ongoing efforts to identify the causes of any underperformance and its efforts to address it.

Based on these considerations, the Board concluded that each Portfolio’s performance was reasonable.

Costs of the Services and Profitability of the Adviser

The Board considered information regarding the Adviser’s costs to provide investment management services to the Portfolios and the profitability to the Adviser from managing the Portfolios. In evaluating the Adviser’s profitability, the Board considered the Adviser’s profitability analysis for calendar years 2012 and 2013; each Portfolio’s expense ratio; and the Adviser’s contractual fee waivers and expense reimbursements with respect to each Portfolio. The Board also considered profitability on a Portfolio-by-Portfolio basis, focusing on the Adviser’s profit both with and without taking into account those costs borne by the Adviser with respect to its efforts to expand the Portfolios’ shareholder base. The Board noted that the Adviser did not earn a profit on the International Small Companies Portfolio for calendar year 2013, and did not earn a profit on the International Small Companies or Frontier Emerging Markets Portfolios for calendar year 2012. The Board considered the fact that the Adviser’s overall profitability was positively impacted by asset growth outside the Portfolios and that this benefitted the Portfolios by increasing resources that were available to Fund shareholders. The Board further considered steps taken by the Adviser beginning in March 2013 to reduce the total expense ratio of select Portfolios,

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Approval of Investment Advisory Agreement (continued)

(unaudited)

including: (i) reducing the expense caps for the Institutional and Investor Classes of the International Small Companies Portfolio by 20 basis points; (ii) reducing the contractual advisory fees for the Global Equity Portfolio by ten basis points; (iii) reducing the contractual advisory fees for the Institutional Emerging Markets Portfolio and Emerging Markets Portfolio by two basis points. In addition, the Board considered the Adviser’s proposal to further reduce the total expense ratio of select Portfolios, beginning in November 1, 2014, including: (i) reducing the expense cap for the Institutional and Investor Classes of the Global Equity Portfolio by five basis points; and (ii) adding two breakpoint levels that would reduce the contractual advisory fee by two basis points for assets over $2 billion and $3 billion, respectively for each of the Portfolios which currently meet, or have the potential to reach, the relevant asset levels, namely the International Equity Portfolio, Global Equity Portfolio, Emerging Markets Portfolio and Institutional Emerging Markets Portfolio.

The Board took note of the Adviser’s expectation that it would incur additional costs relating to current and planned increases in personnel and office space, investment in new information systems and strategic international expansion of office locations intended to assure the continued delivery of high-quality services to its clients, including the Portfolios. The Board also noted that future profitability to the Adviser from managing the Portfolios would depend on the level of assets in the Portfolios as well as the total assets under management of the Adviser.

Based upon these considerations, the Board concluded that the profits historically realized by the Adviser and, that the profits the Adviser anticipates will be realized from its continued relationship with the Portfolios are not excessive in light of the nature, extent and quality of the services provided to the Portfolios.

Comparison of Fees and Services Provided by the Adviser

The Board considered the contractual advisory fees that are payable by the Portfolios to the Adviser. The Board also reviewed and considered actual investment advisory fees realized by the Adviser taking into account the fee waiver and/or expense reimbursement arrangements for each Portfolio. The Board also considered the fact that the Adviser’s waiver/expense reimbursement arrangements are not subject to recapture and that the proposed fee reductions and breakpoints were contractual in nature. In addition, the Board considered the Strategic Insight Reports, which included information comparing each Portfolio’s management fee and overall expenses with those of funds in a group of peer funds selected by Strategic Insight (the “Expense Group”).

The Board noted that, in general, the operating expenses of each Portfolio were below the median of their respective Expense Groups, with the exception of the International Small Companies Portfolio; and were below the median of their respective Morningstar Category-derived universe (the “Expense Universe”), with the exception of the Frontier Emerging Markets and International Small Companies Portfolios. The Board also noted that, with the exception of the International Small Companies Portfolio and the Frontier Emerging Markets Portfolio, which were above their respective Expense Group medians, each class of the Portfolio’s total expense ratio, after waiver of advisory fees and reimbursement of expenses, was at or below its respective Expense Group median calculated by Strategic Insight, and each Portfolio’s advisory fees after waivers were within the range of those of the funds in its peer group, as calculated by Strategic Insight. A discussion of the Board’s considerations with respect to each Portfolio’s fees is set forth under “Portfolio Specific Considerations” below.

At the Board’s request, the Adviser also provided information on the fees charged and services provided to the Portfolios compared with non-US funds, collective investment trusts and separate accounts with similar investment strategies managed by the Adviser and that the non-US funds had similar fee levels as the Portfolios. The Board noted that the Adviser’s separate account and collective trust clients require fewer services from the Adviser. The Board acknowledged that unlike the Portfolios, separate account clients do not require the Adviser to participate in internal corporate governance matters, deliver services to potential end-clients, supervise third-party vendors, or devote its own resources for expanding the shareholder base, nor do they require the same degree of compliance monitoring due to their differing regulatory framework. Further, the Board noted that the Adviser incurs no out-of-pocket expenses or business risk in connection with services provided to the separate accounts, unlike the Portfolios. The Board additionally noted the Adviser’s efforts to increase institutional account minimums and direct more institutional investors into pooled vehicles, including the Portfolios. Further, the Board took note that a number of institutional investors familiar with the competitive marketplace invested in the Portfolios, often as the result of a request for proposal process, which further indicated that the advisory fees charged by the Adviser are reasonable.

Based on these considerations, the Board concluded that each Portfolio’s expense ratio is reasonable.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Portfolios’ assets grow; whether there is potential for realization of any further economies of scale for the Portfolios; and whether economies of scale are being shared with shareholders. The Board noted that the Portfolios have benefitted both from asset growth in the Portfolios as well as the Adviser’s overall growth, both of which have resulted in certain economies of scale as certain expenses become a smaller percentage of overall assets. The Board noted that, due to the level of asset net inflows for the Global Equity, International Equity, Emerging Markets, Institutional Emerging Markets and Frontier Emerging Markets Portfolios, the economies of scale realized by those Portfolios had been enhanced since the prior year. The Board also considered the increased resources that the Adviser could devote to managing the Portfolios as a result of asset growth at the Portfolio and firm level.

The Board considered that other aspects of the Portfolios’ investment strategies may limit the realization of economies of scale, including a particular strategy’s universe of issuers, applicable trading volumes or markets, or the Adviser’s selection criteria. The Board also took note of the Adviser’s plans for marketing and distributing the various Portfolios and paying for the associated expenses out of its own profits, through revenue sharing payments.

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale currently are and will be realized for the benefit of the Portfolios’ shareholders.

Other Benefits

The Board considered other benefits derived or to be derived by the Adviser from the relationship with the Portfolios. In this regard, the Board considered that the Adviser may benefit from its relationship with the Portfolios in the following ways: (i) separately managed account clients may view the additional assets under management resulting from managing the Portfolios as a positive attribute; (ii) the Adviser may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Adviser’s name; and (iii) the Adviser’s ability to market to Portfolio shareholders other financial products offered by the Adviser may be enhanced. The Board also considered that the Adviser benefits from the receipt of research services obtained through “soft dollars” in connection with Portfolio brokerage transactions. The Board also considered the extent to which the Adviser and its other clients, as well as the Portfolios, benefitted from receipt of these research products and services. In light of the costs of providing investment management, administrative and other services to the Portfolios and the Adviser’s ongoing commitment to the Portfolios, the other ancillary benefits that the Adviser may receive were considered reasonable.

Portfolio Specific Considerations

In considering whether to approve the renewal of the Advisory Agreement for each Portfolio, the Board considered the following data included in the Strategic Insight Report.

Global Equity Portfolio

Portfolio Performance. The Institutional Class of the Global Equity Portfolio underperformed its MSCI All-Country World Index benchmark and Morningstar Category (World Stock) year-to-date, as of March 31, 2014, and for the one- and three-year periods. The Institutional Class of the Portfolio has performed in the third quartile of its Morningstar Category (World Stock) for the one- and three-year periods.

The Advisor Class of the Global Equity Portfolio underperformed its MSCI All-Country World Index benchmark and Morningstar Category (World Stock) year-to-date, as of March 31, 2014, and for the one-, three-, and five-year periods, and outperformed its benchmark and Morningstar Category (World Stock) for the ten-year period. The Advisor Class of the Portfolio has performed in the fourth quartile of its Morningstar Category (World Stock) for the one-year period, in the third quartile for the three- and five-year periods, and in the second quartile for the ten-year period.

Management Fees and Expense Ratio. In considering the fees payable under the Advisory Agreement by the Portfolio, the Board took into account the factors described above and also considered the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Expense Group, including that, with respect to both the Advisor and Institutional Classes of the Portfolio, the net management fee is above the median of the Expense Group and Expense Universe; and the net operating expenses are below the median of the Expense Group and Expense

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Approval of Investment Advisory Agreement (continued)

(unaudited)

Universe. The Board also took into account the Adviser’s agreement to contractually reduce its advisory fee from 0.85% to 0.80% of average daily net assets and the potential impact of the additional contractual breakpoints at higher asset levels.

International Equity Portfolio

Portfolio Performance. The Institutional Class of the International Equity Portfolio underperformed its MSCI All-Country World ex-US Index benchmark and Morningstar Category (Foreign Large Growth) year-to-date, as of March 31, 2014, and for the one-year period. The Institutional Class of the Portfolio outperformed its benchmark and underperformed its Morningstar Category (Foreign Large Growth) for the three-year period, and outperformed both its benchmark and Morningstar Category (Foreign Large Growth) for the five- and ten-year periods. The Institutional Class of the Portfolio has performed in the third quartile of its Morningstar Category (Foreign Large Growth) for the one- and three-year periods, in the second quartile for the five-year period, and in the first quartile for the ten-year period.

The Investor Class of the International Equity Portfolio underperformed its MSCI All-Country World ex-US Index benchmark and Morningstar Category (Foreign Large Growth) year-to-date, as of March 31, 2014, and for the one-year period. The Investor Class of the Portfolio outperformed its benchmark and underperformed its Morningstar Category (Foreign Large Growth) for the three-year period, and outperformed both its benchmark and Morningstar Category (Foreign Large Growth) for the five-year period. The Investor Class of the Portfolio has performed in the third quartile of its Morningstar Category (Foreign Large Growth) for the one- and three-year periods and in the second quartile for the five-year period.

Management Fees and Expense Ratio. In considering the fees payable by the Portfolio under the Advisory Agreement, the Board took into account the factors described above and also considered the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Expense Group, including that the net management fee and net operating expenses of both the Institutional and Investor Classes of the Portfolio are below median for both the Expense Group and Expense Universe. The Board also considered the Adviser’s agreement to add contractual fee reductions in the form of breakpoints at the $2 billion and $3 billion asset levels, taking note that Portfolio shareholders would benefit from these reductions at current asset levels.

International Small Companies Portfolio

Portfolio Performance. The Institutional Class of the International Small Companies Portfolio outperformed its MSCI All-Country World ex-US Small Cap benchmark and Morningstar Category (Foreign Small/Mid Blend) year-to-date, as of March 31, 2014. The Institutional Class of the Portfolio outperformed its benchmark and underperformed its Morningstar Category (Foreign Small/Mid Blend) for the one-year period. The Institutional Class of the Portfolio has performed in the fourth quartile of its Morningstar Category (Foreign Small/Mid Blend) for the one-year period.

The Investor Class of the Portfolio outperformed its MSCI All-Country World ex- US Small Cap benchmark and Morningstar Category (Foreign Small/Mid Blend) year-to-date, as of March 31, 2014. The Investor Class of the Portfolio outperformed its benchmark and underperformed its Morningstar Category (Foreign Small/Mid Blend) for the one-year period, and outperformed both its benchmark and Morningstar Category (Foreign Small/Mid Blend) for the three- and five-year periods. The Investor Class of the Portfolio has performed in the fourth quartile of its Morningstar Category (Foreign Small/Mid Blend) for the one-year period, in the second quartile for the three-year period, and in the first quartile for the five-year period.

Management Fees and Expense Ratio. In considering the fees payable by the Portfolio under the Advisory Agreement, the Board took into account the factors described above, the Portfolio’s small asset size which has resulted in the Adviser subsidizing Portfolio operations since inception, and they also considered the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Expense Group, including that the net management fee and net operating expenses of the Institutional Class of the Portfolio are above median for both the Expense Group and Expense Universe. With respect to the Investor Class of the Portfolio, the net management fee is above median for both the Expense Group and Expense Universe; and the net operating expenses are below median for both the Expense Group and Expense Universe.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement (continued)

(unaudited)

Emerging Markets Portfolio

Portfolio Performance. The Advisor Class of the Emerging Markets Portfolio outperformed its MSCI Emerging Markets Index benchmark and its Morningstar Category (Diversified Emerging Markets) year-to-date, as of March 31, 2014, and for the one-, three-, five- and ten-year periods. The Advisor Class of the Portfolio has performed in the first quartile of its Morningstar Category (Diversified Emerging Markets) for the one-, three-, five- and ten-year periods.

Management Fees and Expense Ratio. In considering the fees payable by the Portfolio under the Advisory Agreement, the Board took into account the factors described above and also considered the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Expense Group, including that the net management fee of the Advisor Class of the Portfolio is above the median for both the Expense Group and Expense Universe; and that the net operating expenses for the Advisor Class of the Portfolio are well below median for the Expense Group and Expense Universe. The Board also considered the Adviser’s agreement to add contractual fee reductions in the form of breakpoints at the $2 billion and $3 billion asset levels, the first of which would benefit shareholders at current Portfolio asset levels.

Institutional Emerging Markets Portfolio

Portfolio Performance. The Adviser advised the Board that the Institutional Emerging Markets Portfolio is managed to the same model as the Emerging Markets Portfolio and therefore its performance has tracked closely that of the Emerging Markets Portfolio. The Portfolio is measured against the same benchmark and Morningstar Category as the Emerging Markets Portfolio. In March 2014, the Adviser launched a second share class of the Portfolio designated “Class II” and redesignated the Portfolio’s already operational share class as “Class I”.

Class I of the Portfolio has outperformed its MSCI Emerging Markets Index benchmark and Morningstar Category (Diversified Emerging Markets) year-to-date, as of March 31, 2014, and for the one-, three- and five-year periods. The Portfolio has performed in the first quartile of its Morningstar Category (Diversified Emerging Markets) for the one-, three- and five-year periods. Class II of the Portfolio has not yet completed its first fiscal year.

Management Fees and Expense Ratio. In considering the fees payable by the Portfolio under the Advisory Agreement, the Board took into account the factors described above and also considered the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Expense Group, including that the net management fee of Class I of the Portfolio is above the median for both the Expense Group and Expense Universe, and that the net operating expenses are well below the median for the Expense Group and Expense Universe. With respect to Class II of the Portfolio, the Board noted that while the peer comparison was incomplete due to Class II’s short history, the total expenses were significantly below the median for both the Expense Group and Expense Universe. The Board also considered the Adviser’s agreement to add contractual fee reductions in the form of breakpoints at the $2 billion and $3 billion asset levels.

Frontier Emerging Markets Portfolio

Portfolio Performance. The Institutional Class of the Frontier Emerging Markets Portfolio underperformed its MSCI Frontier Emerging Markets Index benchmark and outperformed its Morningstar Category (Diversified Emerging Markets) year-to-date, as of March 31, 2014. The Institutional Class of the Portfolio outperformed both its MSCI Frontier Emerging Markets Index benchmark and Morningstar Category (Diversified Emerging Markets) for the one-, three- and five-year periods. The Institutional Class of the Portfolio has performed in the first quartile of its Morningstar Category (Diversified Emerging Markets) for the one-, three- and five-year periods.

The Investor Class of the Frontier Emerging Markets Portfolio underperformed its MSCI Frontier Emerging Markets Index benchmark and outperformed its Morningstar Category (Diversified Emerging Markets) year-to-date, as of March 31, 2014. The Investor Class of the Portfolio outperformed both its MSCI Frontier Emerging Markets Index benchmark and Morningstar Category (Diversified Emerging Markets) for the one- and three-year periods. The Investor Class of the Portfolio has performed in the first quartile of its Morningstar Category (Diversified Emerging Markets) for the one- and three-year periods.

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Approval of Investment Advisory Agreement (continued)

(unaudited)

Management Fees and Expense Ratio. In considering the fees payable by the Portfolio under the Advisory Agreement, the Board took into account the factors described above and also considered the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Expense Group, including that the net management fee of the Institutional Class of the Portfolio is significantly above median for both the Expense Group and Expense Universe; and the net operating expenses are below median for both the Expense Group and Expense Universe. With respect to the Investor Class of the Portfolio, the Board noted that the net management fee and net operating expenses are significantly above median for both the Expense Group and Expense Universe. The Board noted that the above median ranking for the net advisory fee is due to the Portfolio’s small asset size and the substantial additional expenses associated with this type of specialty offering that are not common to emerging market funds generally. The Board further noted that the Portfolio’s above median ranking for net total expense ratio was due, in part, to the lack of a Morningstar category of funds that invest primarily in frontier markets or the smallest emerging markets. The Board also took into account the decline in the Portfolio’s total expense ratio over both the past year as well as the trend over time as the Portfolio’s asset levels have increased and the Adviser’s expectation that the Portfolio’s assets will continue to grow.

The Board considered the Adviser’s explanation regarding the lack of a relevant peer group for Portfolio performance and expense comparison purposes, which included the fact that there is currently no Morningstar category of funds that invest primarily in frontier markets or the smallest emerging markets. The Board therefore took into account that the Strategic Insight Report was of limited utility for evaluating relative performance and total expenses.

Conclusion

Following extensive discussion, both in general session and in executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions regarding continuance of the Advisory Agreement. The Board, including a majority of the Independent Directors, concluded with respect to each Portfolio that the fees to be paid by the Portfolio were reasonable in light of the nature, extent and quality of the services to be provided by the Adviser to each Portfolio, the Adviser’s costs, and each Portfolio’s current and reasonably foreseeable asset levels.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the continuance of the Advisory Agreement for each Portfolio. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Privacy Notice

(unaudited)

HARDING, LOEVNER FUNDS, INC.

PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

•	Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.
•	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Disinterested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
William E. Chapman, II c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 73	Director	Indefinite; Director since 2008; Chairperson of the Audit Committee since 2009	Longboat Retirement Planning Solutions, President and Owner, 1998 – present; Bowdoin College, Trustee, 2002 – 2013; Mutual Fund Directors Forum, Inc., Director and Treasurer, 2010 – present; Sarasota Memorial Healthcare Foundation, Inc., Director, 2011 – present; Hewitt Associates, LLC (part time employee) (provider of retirement and investment education seminars), 2000 – 2009.	6	Third Avenue Trust (5 portfolios); Third Avenue Variable Trust (1 portfolio); Aston Funds (25 Portfolios); AMG Funds (43 portfolios).

R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 56	Director	Indefinite; Director since 2004; Lead Independent Director since 2014	Cayman Advisors (private investment vehicles), Managing Partner, 1999 – present.	6	None.

Charles Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 50	Director	Indefinite; Director since 2008	Forbes-Tate, LLC, International Principal, 2014 – present; Rock Creek Global Advisors, LLC, Vice President, 2013 – 2014; PepsiCo, Vice President Global Public Policy and Government Relations, 2011 – 2013; National Committee on US-China Relations (non-profit), Board Member, 2007 – 2009 and 2010 – present; Center for Strategic and International Studies, Freeman Chair in China Studies, 2007 – 2011.	6	None.

Harding, Loevner Funds, Inc.

Directors and Principal Officers (continued)

(unaudited)

Disinterested Directors (continued):

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
Samuel R. Karetsky c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 69	Director	Indefinite; Director since 1998; Member of the Audit Committee since 1998	The Karetsky Group LLC (advisory firm), Managing Member, 2003 – present; Wetherby Asset Management, Wealth Manager, 2004 – present.	6	None.

Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 56	Director	Indefinite; Director since 2008	University of California at Berkeley School of Law, Professor, 1990 – present.	6	Third Avenue Trust (5 portfolios); Third Avenue Variable Trust (1 portfolio); Aston Funds (25 portfolios); AMG Funds (43 portfolios); AMG Pantheon Private Equity Fund (1 portfolio); AMG Pantheon Private Equity Master Fund (1 portfolio).

Harding, Loevner Funds, Inc.

Directors and Principal Officers (continued)

(unaudited)

Interested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
David R. Loevner** Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 60	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996	Harding Loevner LP, President and Chief Executive Officer 1989 – present; Harding Loevner Funds, plc, Director, 2007 – present.	6	None.

Jennifer M. Borggaard** Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965 Age, 45	Director	Indefinite; Director since 2008	Affiliated Managers Group, Inc. (“AMG”) (asset management firm), Senior Vice President, 2007 – present; Shore Country Day School, 2013 – present.	6	Beutel, Goodman & Company LTD; Genesis Asset Managers, LLP; Montrusco Bolton Investments Inc.; Arrow Bidco Ltd.

* Each director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

** David R. Loevner is considered an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he serves as President of Harding Loevner LP, the Fund’s investment advisor. Jennifer M. Borggaard is an interested person of the Fund because she is an officer of AMG.

The Funds’ Statement of Additional Information contains additional information about the Directors and is available upon request and without charge by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers (continued)

(unaudited)

Principal Officers of the Fund:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Richard Reiter Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 48	President	1 year; since 2011	Harding Loevner LP, Chief Operating Officer, 1996 – present.

Susan Mosher c/o Alaric Compliance Services 150 Broadway New York, New York 10038 Age, 59	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	1 year; since 2010	Managing Member, Carol Consulting Group, LLC, October 2014 to present; Foreside Compliance Services, LLC, Head of Compliance Services, 2009 – July 2013, Managing Director – Compliance Services, July 2013 to October 2014.

Charles S. Todd Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 43	Chief Financial Officer and Treasurer	1 year; since 2010	Foreside Management Services, LLC, Business Head, Treasurer Services, 2012 – Present; Director, 2008 – 2012.

Aaron Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 35	Assistant Treasurer	1 year; since 2012	Harding Loevner LP, Chief Financial Officer, 2012 – present; Mount Kellett Capital Management, Chief Financial Officer, formerly serving as Controller, 2008-2012.

Derek Jewusiak The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 42	Assistant Treasurer	1 year; since 2013	The Northern Trust Company, Vice President, 2012 – present, Second Vice President, 2008 – 2012.

Harding, Loevner Funds, Inc.

Directors and Principal Officers (continued)

(unaudited)

Principal Officers of the Fund (continued):

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Owen T. Meacham The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 43	Secretary	1 year; since 2010	The Northern Trust Company, Senior Vice President and Managing Attorney, 2012 – present, Senior Vice President and Senior Corporate Attorney, 2011 – 2012, Vice President and Senior Corporate Attorney, 2007 – 2012.

Lori M. Renzulli Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 48	Assistant Secretary	1 year; since 2008	Harding Loevner LP, Chief Counsel and Chief Compliance Officer, 2006 – present.

Marcia Y. Lucas The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 47	Assistant Secretary	1 year; since 2011	The Northern Trust Company, Vice President, 2011 – present, Second Vice President, 2010; Michael Best & Friedrich LLP, Partner, 2005 – 2010.

* Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room whose telephone number is (800) SEC-0330. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

A description of the Fund proxy voting policies and procedures are located in the Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website –www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

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Harding, Loevner Funds, Inc.

Investment Adviser

Harding Loevner LP
400 Crossing Blvd, Fourth Floor
Bridgewater, NJ 08807

Administrator, Custodian, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Legal Counsel

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5210

Independent Registered Accounting Firm

KPMG LLP
200 East Randolph Street, Suite 5500
Chicago, IL 60601

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Fundamental. Thinking. Worldwide.

(877) 435-8105
www.hardingloevnerfunds.com

Item 2. Code of Ethics.

(a)	As of October 31, 2014, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer (the “Code of Ethics”).

(c)	For the fiscal year ended October 31, 2014, there were no amendments to a provision of the Registrant’s Code of Ethics.

(d)	For the fiscal year ended October 31, 2014, there were no waivers granted from a provision of the Registrant’s Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the following members of the Audit Committee are audit committee financial experts and independent: William Chapman II.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP, the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements in connection with statutory and regulatory filings or engagements for those fiscal years are $147,300 in 2014 and $143,000 in 2013.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit of the Registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG LLP for the review of U.S. state and federal tax returns, review of projected amount of required distributions for fiscal and calendar years, and for the fiscal year 2014 only, providing assistance with interpretation of and compliance with tax rules in certain foreign jurisdictions, were $59,650 in 2014 and $43,800 in 2013.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG LLP, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

A copy of the Audit Committee’s Pre-Approval Policies and Procedures is filed with this Form N-CSR under Item 12(c).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

Paragraph (b) Audit-Related Fees: Not applicable

Paragraph (c) Tax Fees: 100%

Paragraph (d): All Other Fees: Not applicable

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Exhibit 99.12.A: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on January 7, 2013 (Accession No. 0001193125-13-005151).

(a)(2) Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Act are attached.

(a)(3) Not applicable.

(b) Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: January 6, 2015

By	/s/ Charles S. Todd
Charles S. Todd
(Principal Financial Officer)

Date: January 6, 2015